    As filed with the Securities and Exchange Commission on February 28, 1997


                                                      1933 Act File No. 33-34502
                                                      1940 Act File No. 811-6102

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 11

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 13


                               MFS SERIES TRUST VI
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|X| on February 28, 1997 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of all of its series for its fiscal year ended October 31, 1996 on December 26, 1996.

================================================================================

                               MFS SERIES TRUST VI

                           MFS World Total Return Fund
                               MFS Utilities Fund
                              MFS World Equity Fund

                              CROSS REFERENCE SHEET


(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                        STATEMENT OF
   ITEM NUMBER                                                            ADDITIONAL
FORM N-1A, PART A              PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------              ------------------                     -------------------
    1   (a),(b)               Front Cover Page                                  *

    2   (a)                   Expense Summary                                   *

        (b),(c)                         *                                       *

    3   (a)                   Condensed Financial Information                   *

        (b)                             *                                       *

        (c)                   Information Concerning Shares                     *
                                of the Fund - Performance
                                Information

        (d)                   Condensed Financial Information                   *

    4   (a)                   Front Cover Page; The Fund;                       *
                                Investment Objective and
                                Policies; Investment Techniques

        (b)                   Investment Objective and                          *
                                Policies; Investment Techniques

        (c)                   Investment Objective and                          *
                                Policies; Additional Risk Factors

   5    (a)                   The Fund; Management of the                       *
                                Fund - Investment Adviser

        (b)                   Front Cover Page; Management                      *
                                of the Fund - Investment
                                Adviser; Back Cover Page

        (c)                   Management of the Fund -                          *
                                Investment Adviser

        (d)                             *                                       *

        (e)                   Management of the Fund -                          *
                                Shareholder Servicing Agent;
                                Back Cover Page

        (f)                   Information Concerning the Fund -                 *
                                Expenses; Condensed Financial
                                Information; Expense Summary

        (g)                   Additional Risk Factors - Portfolio               *
                                Trading

   5A   (a)                             **                                      **

        (b)                             **                                      **

   6    (a)                   Information Concerning Shares                     *
                                of the Fund - Description
                                of Shares, Voting Rights
                                and Liabilities;
                                Information Concerning
                                Shares of the Fund -
                                Redemptions and
                                Repurchases; Information
                                Concerning Shares of the
                                Fund - Purchases;
                                Information Concerning
                                Shares of the Fund -
                                Exchanges

        (b),(c),(d)                     *                                       *

        (e)                   Shareholder Services                              *

        (f)                   Information Concerning Shares                     *
                                of the Fund - Distributions;
                                Shareholder Services -
                                Distribution Options

        (g)                   Information Concerning Shares                     *
                                of the Fund - Tax Status;
                                Information Concerning Shares
                                of the Fund - Distributions

        (h)                             *                                       *

   7    (a)                   Front Cover Page; Management                      *
                                of the Fund - Distributor; Back
                                Cover Page

        (b)                   Information Concerning Shares                     *
                               of the Fund - Purchases;
                               Information Concerning Shares
                               of the Fund - Net Asset Value

        (c)                   Information Concerning Shares                     *
                                of the Fund - Purchases;
                                Shareholder Services;
                                Information Concerning Shares
                                of the Fund - Exchanges

        (d)                   Front Cover Page; Information                     *
                                Concerning Shares of the Fund -
                                Purchases; Shareholder Services

        (e)                   Information Concerning Shares                     *
                                of the Fund - Distribution Plan;
                                Expense Summary

        (f)                   Information Concerning Shares                     *
                                of the Fund - Distribution Plan

   8    (a)                   Information Concerning Shares                     *
                                of the Fund - Redemptions and
                                Repurchases; Information
                                Concerning Shares of the
                                Fund - Purchases; Shareholder
                                Services

        (b)                   Information Concerning Shares                     *
                                of the Fund - Redemptions and
                                Repurchases

        (c)                   Information Concerning Shares                     *
                                of the Fund - Redemptions and
                                Repurchases

        (d)                   Information Concerning Shares                     *
                                of the Fund - Redemptions and
                                Repurchases

   9                                    *                                       *

                                                                        STATEMENT OF
   ITEM NUMBER                                                            ADDITIONAL
FORM N-1A, PART B              PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------              ------------------                     -------------------
   10   (a),(b)                         *                             Front Cover Page

   11                                   *                             Front Cover Page

   12                         The Fund                                Definitions

   13   (a),(b),(c)                     *                             Investment Objective, Policies
                                                                        and Restrictions; Investment
                                                                        Techniques; Investment Restrictions

        (d)                             *                                       *

   14   (a),(b)                         *                             Management of the Fund -
                                                                        Trustees and Officer

        (c)                             *                                       *

   15   (a)                             *                                       *

        (b),(c)                         *                             Management of the Fund -
                                                                        Trustees and Officers

   16   (a)                   Management of the Fund -                Management of the Fund -
                                Investment Adviser                      Investment Adviser;
                                                                        Management of the Fund -
                                                                        Trustees and Officers

        (b)                   Management of the Fund -                Management of the Fund -
                                Investment Adviser;                     Investment Adviser
                                Expenses

        (c)                             *                                       *

        (d)                             *                             Management of the Fund -
                                                                        Investment Adviser

        (e)                             *                             Portfolio Transactions and
                                                                        Brokerage Commissions

        (f)                   Information Concerning Shares           Distribution Plans
                                of the Fund - Distribution
                                Plans

        (g)                             *                                       *

        (h)                             *                             Management of the Fund -
                                                                        Custodian; Independent
                                                                        Auditors and Financial
                                                                        Statements; Back Cover Page

        (i)                             *                             Management of the Fund -
                                                                        Shareholder Servicing Agent

   17   (a),(b),(c),                    *                             Portfolio Transactions and
        (d), (e)                                                        Brokerage Commissions

   18   (a)                   Information Concerning Shares           Description of Shares Voting
                                of the Fund - Description of            Rights and Liabilities
                                Shares, Voting Rights and
                                Liabilities

        (b)                             *                                       *

   19   (a)                   Information Concerning Shares           Shareholder Services
                                 of the Fund - Purchases;
                                 Shareholder Services

        (b)                   Information Concerning Shares           Management of the Fund -
                                of the Fund - Net Asset Value;          Distributor; Determination
                                Information Concerning Shares           of Net Asset Value and
                                of the Fund - Purchases                 Performance - Net Asset Value

        (c)                             *                                       *

   20                                   *                             Tax Status

   21   (a)                             *                             Management of the Fund -
                                                                        Distributor; Distribution Plan

        (b)                             *                             Management of the Fund -
                                                                        Distributor; Distribution Plan

        (c)                             *                                       *

   22   (a)                             *                                       *

        (b)                             *                             Determination of Net Asset
                                                                        Value and Performance

   23                                   *                             Independent Auditors
                                                                        and Financial Statements
-----------------------
*    Not Applicable
**   Contained in Annual Report

                           MFS WORLD TOTAL RETURN FUND

                         SUPPLEMENT TO THE MARCH 1, 1997
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                                CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund                                     -------
     Shares (as a percentage of offering price)...........................................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as applicable)....................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees........................................................................       0.87%
   Rule 12b-1 Fees........................................................................       None
   Other Expenses(1)(2)...................................................................       0.53%
                                                                                                 -----
   Total Operating Expenses...............................................................       1.26%

----------
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31,
    1996.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other
    Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

            PERIOD                                               CLASS I
            ------                                               -------

            1 year........................................          $13
            3 years.......................................           40

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1997

                                          PROSPECTUS

                                          March 1, 1997

MFS(R) WORLD                              Class A Shares of Beneficial Interest
TOTAL RETURN FUND                         Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------

                                                                          Page
1. Expense Summary ....................................................      2

2. The Fund ...........................................................      3
3. Condensed Financial Information ....................................      4
4. Investment Objective and Policies ..................................      5
5. Investment Techniques ..............................................      7

6. Additional Risk Factors ............................................     12
7. Management of the Fund .............................................     14

8. Information Concerning Shares of the Fund ..........................     15
      Purchases .......................................................     15

      Exchanges .......................................................     20
      Redemptions and Repurchases .....................................     21
      Distribution Plan ...............................................     23
      Distributions ...................................................     25
      Tax Status ......................................................     25
      Net Asset Value .................................................     25
      Description of Shares, Voting Rights and Liabilities ............     26
      Performance Information .........................................     26
9. Shareholder Services ...............................................     27

Appendix A ............................................................    A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS WORLD TOTAL RETURN FUND
500 Boylston Street, Boston, Massachusetts 02116        (617) 954-5000


This Prospectus pertains to MFS World Total Return Fund (the "Fund") a non-diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company presently consisting of three series. The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS, WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY
                                                                                  CLASS A           CLASS B           CLASS C
                                                                                  -------           -------           -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
    percentage of offering price) ..........................................       4.75%             0.00%             0.00%
  Maximum Contingent Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, as applicable) ..................   See Below(1)          4.00%             1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ..........................................................       0.87%             0.87%             0.87%
  Rule 12b-1 Fees ..........................................................       0.35%(2)          1.00%(3)          1.00%(3)
  Other Expenses(4) ........................................................       0.39%             0.39%             0.39%
                                                                                   ----               ----              ----
  Total Operating Expenses .................................................       1.61%             2.26%             2.26%

------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Distribution expenses under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES


An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                                     CLASS A                 CLASS B                         CLASS C(3)
                                                                 ------------                    ------------
                                                                              (1)                             (1)
 1 year ...............................     $ 63             $ 63           $ 23             $ 33           $ 23
 3 years ..............................       96              101             71               71             71
 5 years ..............................      131              141            121              121            121
10 years ..............................      230              243(2)         243(2)           260            260

------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.
(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities (primarily equity and debt securities) for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                             FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                            1996         1995         1994        1993        1992        1991        1990*
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ......      $11.57       $10.58      $11.19      $10.21      $ 9.42      $ 8.55      $ 8.50
                                                  ------       ------      ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment income ....................      $ 0.34       $ 0.33      $ 0.30      $ 0.28      $ 0.36      $ 0.37      $ 0.08
  Net realized and unrealized gain (loss) on
    investments and foreign
    currency transactions ..................        1.46         0.79        0.15        1.42        0.86        0.88       (0.03)
                                                  ------       ------      ------      ------      ------      ------      ------
    Total from investment operations .......      $ 1.80       $ 1.12      $(0.45)     $ 1.70      $ 1.22      $ 1.25      $ 0.05
                                                  ------       ------      ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income ...............      $(0.63)      $(0.08)     $(0.25)     $(0.45)     $(0.26)     $(0.38)     $ --
  From net realized gain on investments and
    foreign currency transactions ..........       (0.01)       (0.05)      (0.33)      (0.27)      (0.17)      --          --
  In excess of net realized gain on
    investments and foreign currency
    transactions ...........................      --           --           (0.38)      --          --          --          --
  From paid-in capital .....................      --           --           (0.10)      --          --          --          --
                                                  ------       ------      ------      ------      ------      ------      ------
      Total distributions declared to
        shareholders .......................      $(0.62)      $(0.13)     $(1.06)     $(0.72)     $(0.43)     $(0.38)     $ --
                                                  ------       ------      ------      ------      ------      ------      ------
Net asset value - end of period ............      $12.73       $11.57      $10.58      $11.19      $10.21      $ 9.42      $ 8.55
                                                  ======       ======      ======      ======      ======      ======      ======
Total return(+) ............................      16.06%       10.63%       4.10%      17.78%      13.14%      14.94%        3.76%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ...............................       1.63%        1.77%       1.76%       1.92%       1.84%       2.18%        1.57%+
  Net investment income ....................       2.79%        3.06%       2.81%       2.96%       3.65%       4.05%        3.14%+
PORTFOLIO TURNOVER .........................        167%         160%        118%        112%         72%        134%           2%
Average commission rate### .................     $0.0187       --           --          --          --          --            --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..    $129,843     $110,294     $99,870     $71,262     $44,707     $30,847     $12,510
------------
  *For the period from September 4, 1990 (commencement of investment operations) to October 31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

Continued on next page.


                                                 FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                         1996         1995         1994        1993**       1996       1995        1994***
--------------------------------------------------------------------------------------------    --------------------------------
                                             CLASS B                                             CLASS C
--------------------------------------------------------------------------------------------    --------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ....      $11.52       $10.54      $11.19      $10.84       $11.52     $10.53      $11.06
                                                ------       ------      ------      ------       ------     ------      ------
Income from investment operation# -
  Net investment income ..................      $ 0.25       $ 0.25      $ 0.25      $ 0.06       $ 0.26     $ 0.27      $ 0.27
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions .........................        1.46         0.77        0.13        0.35         1.46       0.76       (0.29)
                                                ------       ------      ------      ------       ------     ------      ------
    Total from investment operations .....      $ 1.71       $ 1.02      $ 0.38      $ 0.41       $ 1.72     $ 1.03      $(0.02)
                                                ------       ------      ------      ------       ------     ------      ------
Less distributions declared to shareholders -
  From net investment income .............      $(0.47)      $(0.03)     $(0.24)     $(0.06)      $(0.51)    $(0.03)     $(0.12)
In excess of net investment income .......       (0.04)        0.00        0.00        0.00
  From net realized gain on investments
    and foreign currency transactions ....       (0.01)       (0.01)      (0.32)       0.00        (0.01)     (0.01)      (0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions .........................        0.00         0.00       (0.38)       0.00         0.00       0.00       (0.18)
  From paid-in capital ...................        0.00         0.00       (0.09)       0.00         0.00       0.00       (0.05)
                                                ------       ------      ------      ------       ------     ------      ------
      Total distribution declared to
        shareholder ......................      $(0.52)      $(0.04)     $(1.03)     $(0.06)      $(0.52)    $(0.04)     $(0.51)
                                                ------       ------      ------      ------       ------     ------      ------
Net asset value - end of period ..........      $12.71       $11.52      $10.54      $11.19       $12.72     $11.52      $10.53
                                                ======       ======      ======      ======       ======     ======      ======
TOTAL RETURN(+) ..........................      15.29%        9.75%       3.38%       3.79%++     15.41%      9.84%      (0.15)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .............................       2.34%        2.49%       2.49%       2.77% +      2.27%      2.42%       2.39% +
  Net investment income ..................       2.07%        2.34%       2.33%       2.15% +      2.14%      2.41%       2.51% +
PORTFOLIO TURNOVER .......................        167%         160%        118%        112%         167%       160%        118%
AVERAGE COMMISSION RATE### ...............     $0.0187       --           --           --        $0.0187      --          --
NET ASSETS AT END OF PERIOD (000 OMITTED)      $71,788      $57,214     $47,677     $ 4,381      $14,248    $10,894     $10,903
------------
 **For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993. ***For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

4.  INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting of equity and fixed income securities. The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated or quoted in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund will be invested in at least three different countries, one of which will be the United States. For temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States.


Under normal economic and market conditions, the Fund will invest not less than 40% and not more than 75% of its assets in equity securities. See "Investment Techniques -- Equity Securities" below. Such securities will include common stocks and equivalents (such as convertible securities and warrants) and preferred stocks of (i) U.S. issuers which derive, or have the potential to derive, a meaningful portion (approximately 25% or more) of their revenues and earnings in foreign markets; (ii) non-U.S. issuers; and (iii) to a lesser extent, other U.S. issuers. The Fund may invest up to 90% (and expects generally to invest between 25% to 90%) of its total assets in foreign securities (not including American Depositary Receipts), which may be traded on foreign exchanges. See "Investment Techniques -- American Depositary Receipts" below.

In managing the Fund conservatively, the Adviser attempts to exercise prudence, discretion and intelligence in the selection of securities of high or improving investment quality, with due regard for probable income and probable safety of capital. The words "high investment quality" reflect the intention of the Fund to invest in securities of well-known, established issuers and to avoid the acquisition of speculative securities or those of doubtful character even if the immediate prospect is tempting. The Adviser may determine that a security possesses high or improving investment quality if, for instance, there has been an increase in the issuer's sales and earnings or if current trends indicate that an increase in the issuer's sales and earnings is likely, or if the issuer's balance sheet is strong or has improved. The opportunity for currency appreciation generally is not a significant factor in the Fund's selection of equity securities.

Under normal economic and market conditions, at least 25% of the Fund's assets will be invested in fixed income securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of attached warrants. Debt securities in which the Fund may invest may also include zero coupon bonds. See "Investment Techniques -- Zero Coupon Bonds" below.

The Fund will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will generally appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return. Investments in non-dollar fixed income securities are evaluated by the Adviser primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Fund may hold foreign currency received in connection with investments in non-dollar fixed income securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the exchange rate.

The Fund will invest in investment grade U.S. and non-U.S. fixed income securities. Such securities will be rated BBB or better by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Services, Inc. ("Fitch"), or Baa or better by Moody's, or if unrated, will be determined by the Adviser to be of comparable quality. Securities rated BBB or Baa, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


Assets invested in fixed income securities of non-U.S. issuers will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that fixed income investments within foreign countries will be primarily in securities issued or guaranteed by governments, including their political subdivisions, authorities, agencies and instrumentalities, or supranational authorities (such as the World Bank) to minimize credit risk. While the Fund will invest in fixed income securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.


Although it may invest anywhere in the world, the Fund expects to invest most of its assets in the equity securities of issuers located in Australia, Canada, Europe, Japan or the United States and in the debt securities of issuers located in any of such regions or countries or New Zealand. The Fund may invest more than 25% of its assets in securities of issuers located in the United States. The Adviser will determine the amount of the Fund's assets to be invested in the United States and the amount to be invested abroad.


The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest all or a portion of its assets in cash (or foreign currency) or cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

ZERO COUPON BONDS: Zero coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments will experience greater volatility in market value than debt obligations with comparable maturities which make regular payments of interest. The Fund's investment in zero coupon securities and certain securities purchased at a market discount will cause it to recognize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.


"WHEN ISSUED" OR "FORWARD DELIVERY" SECURITIES The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payment; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of any premium paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, which are not guaranteed by the U.S. Government). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered put and call options on fixed income securities and purchase put and call options. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call options in anticipation of declines in the value of fixed income portfolio securities or increases in the value of securities to be acquired.

The Fund may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

The Fund may purchase and sell options that are traded on U.S. and foreign exchanges, and options traded over-the-counter, with broker-dealers who deal in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of fixed income securities as such instruments become available for trading ("Futures Contracts"). Such transactions may be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes for the purpose of protecting against declines in the value of fixed income portfolio securities or against increases in the cost of such securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of fixed income portfolio securities and against increases in the dollar cost of fixed income securities to be acquired. As in the case of other types of options, however, the writing of Options on Foreign Currencies will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of Options on Foreign Currencies may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI on the risks involved in these activities.


6.  ADDITIONAL RISK FACTORS
OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Although the Fund will enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, and will enter into certain option transactions and certain Forward Contracts for non-hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for non-hedging purposes to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. In addition, the Fund may be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts or Options on Foreign Currencies, which may involve certain risks. In such instances, the Fund may hold the foreign currency when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the fixed income securities underlying options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.

FOREIGN SECURITIES: Investors should recognize that transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. Investments in foreign countries could also be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, less publicly available financial and other information, different or lesser regulatory protection, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations. In addition, while the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. The Fund will not invest 25% or more of the value of its assets in the securities of any one foreign government.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.
                           ------------------------

Because of the Fund's international investment policies and the risks discussed above, an investment in shares of the Fund may not be appropriate for all investors, and an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses, including higher brokerage and transaction costs, to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. For the fiscal year ended October 31, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a Fund with a lesser portfolio turnover rate.


From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charge by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.

The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated (see "Investment Restrictions" in the SAI).

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated August 10, 1990 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Frederick J. Simmons, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1991. Mr. Simmons has been employed as a portfolio manager by the Adviser since 1971. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the sum of 0.65% of the Fund's average daily net assets and 5% of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) for its then-current fiscal year. This management fee is greater than the fee paid by most funds.

For the Fund's fiscal year ended October 31, 1996, MFS received fees under the Advisory Agreement of $1,716,121 (of which $1,279,166 was based on average daily net assets and $436,955 on gross income), equivalent on an annualized basis to 0.87% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $54 billion on behalf of approximately 2.3 million investor accounts as of January 31, 1997. As of such date, the MFS organization managed approximately $30.3 billion of assets invested in equity securities and approximately $20.1 billion of assets invested in fixed income securities. Approximately $3.9 billion of the assets managed by MFS are invested in securities of foreign issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers three classes to the general public (Class A, Class B and Class C shares), which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------      -----------     -----------------
Less than $100,000 .........................................................       4.75%             4.99%               4.00%
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i)   on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

COMMISSION PAID BY MFD TO DEALERS               CUMULATIVE PURCHASE AMOUNT

              1.00%                           On the first $2,000,000, plus
              0.80%                        Over $2,000,000 to $3,000,000, plus
              0.50%                        Over $3,000,000 to $50,000,000, plus
              0.25%                                  Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                                      CONTINGENT
                    REDEMPTION                                  DEFERRED SALES
                  AFTER PURCHASE                                    CHARGE

First ........................................................         4%
Second .......................................................         4%
Third ........................................................         3%
Fourth .......................................................         3%
Fifth ........................................................         2%
Sixth ........................................................         1%
Seventh and following ........................................         0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemption and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor. MFD will retain 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to the Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days on the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale).Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.


EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be liable for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months, (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a semi-annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares generally will be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each Fund shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain retirement plans established for the benefit of employees of the Adviser and its affiliates, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. The Trust does not intend to hold annual shareholder meetings.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yields reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year, including whether any portion represents a return of capital (see "Tax Status" above).

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; long-term distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment Fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Classes A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment Fund) reaches a discount level.

DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicble CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the Shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of other MFS Funds selected by the shareholder if such Fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of assessment of the CDSC for certain share redemptions in the case of Class A and Class B shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                          --------------------------

The Fund's SAI, dated March 1, 1997, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to
(i) the investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; (vii) the method used to calculate total rate of return quotations; and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:


    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of Plan participant;


        o Loan from 401(a) Plan or ESP Plans (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(A) PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:


        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS
        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")


        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281
Boston, MA 02107-9906

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


[logo]
MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)




MFS(R) WORLD TOTAL RETURN FUND
500 Boylston Street
Boston, MA 02116

[LOGO]
MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

MFS(R) WORLD TOTAL RETURN FUND
PROSPECTUS
MARCH 1, 1997






                                                  MWT-1-3/97/150M 24/224/324

[logo] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) WORLD                                          STATEMENT OF
TOTAL RETURN FUND                                     ADDITIONAL INFORMATION
(A member of the MFS Family of Funds(R))              March 1, 1997
----------------------------------------------------------------------------


                                                                          Page
                                                                          ----


 1.  Definitions ...............................................           2
 2.  Investment Objective, Policies and Restrictions ...........           2
 3.  Management of the Fund ....................................          11
        Trustees ...............................................          11
        Officers ...............................................          11
        Trustee Compensation Table .............................          12
        Investment Adviser .....................................          12
        Custodian ..............................................          13
        Shareholder Servicing Agent ............................          13
        Distributor ............................................          13
 4.  Portfolio Transactions and Brokerage Commissions ..........          14
 5.  Shareholder Services ......................................          15
        Investment and Withdrawal Programs .....................          15
        Exchange Privilege .....................................          17
        Tax-Deferred Retirement Plans ..........................          18
 6.  Tax Status ................................................          18
 7.  Determination of Net Asset Value and Performance ..........          19
 8.  Distribution Plan .........................................          22
 9.  Description of Shares, Voting Rights and Liabilities ......          22
10.  Independent Auditors and Financial Statements .............          23
     Appendix A ................................................         A-1
     Appendix B ................................................         B-1


MFS WORLD TOTAL RETURN FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                 -- MFS(R) World Total Return Fund, a non-diversified
                             series of MFS Series Trust VI (the "Trust"), a Massachusetts business trust, formerly known as MFS Worldwide Total Return Fund until June 29, 1993. Prior to August 3, 1992, the Trust was known as MFS Worldwide Total Return Trust.

   "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a
                             Delaware corporation.

   "MFD"                  -- MFS Fund Distributors, Inc., a Delaware
                             corporation.


   "Prospectus"           -- The Prospectus of the Fund, dated March 1, 1997, as
                             amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"): The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.


RISKS OF INVESTING IN LOWER RATED SECURITIES: The Fund may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. See Appendix A for a description of ratings.


Such securities are considered speculative and may be questionable as to principal and interest payments. The Fund may have difficulty disposing of such securities because there may be a thin trading market for them. Because not all dealers maintain markets in all lower-rated convertible securities, there is no established retail secondary market for many of these securities and the Fund anticipates that such securities could only be sold to a limited number of dealers or institutional investors. To the extent a secondary market for these securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and the Fund's ability to dispose of a particular security when necessary to meet the Fund's liquidty needs or in response to a specific event like the deterioration of the issuer's creditworthiness. The lack of a liquid secondary market for some lower-rated convertible securities may make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing such securities. Market quotations are generally only available from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The market value of lower-rated convertible securities tends to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities.


NON-DOLLAR FIXED INCOME SECURITIES: The Fund will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.


Investments in non-dollar fixed income securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

PORTFOLIO TRADING: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses, including higher brokerage and transactions costs, to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective (see "Portfolio Transactions and Brokerage Commissions" below).

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. The Fund does not intend to invest more than 5% of the value of its total assets in such securities.


SECURITIES LENDING: The Fund may seek to increase its income by lending fixed income portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (or subsidiaries thereof) of the Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets. The Fund does not currently intend during the coming year to lend more than 5% of the value of its total assets.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. The GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by the GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Authority-insured or Veterans Administration-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by the FNMA are guaranteed as to timely payment by the FNMA of principal and interest.

The FHLMC is also a government-sponsored corporation owned by private stockholders. The FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from the FHLMC's national portfolio. The FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered call and put options on fixed income securities and purchase call and put options. An option provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the fixed income security or securities in connection with which the option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same fixed income security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is
(a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or short-term money market instruments in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The Fund may write options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquid ceiling. See "Options on Fixed Income Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of fixed income securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law, which involves greater risk.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.


Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of fixed income securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying such a Futures Contract will generally be a broad based index of fixed income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the fixed income security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law, which involves greater risk.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality government securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the Commodity Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign fixed income portfolio securities and against increases in the dollar cost of foreign fixed income securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currency which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreements if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of Futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of fixed income securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the fixed income securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of fixed income portfolio securities or decreases in the cost of fixed income securities to be acquired.

RISK FACTORS: POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK FACTORS: OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

ADDITIONAL POLICIES ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call Options if, as a result, more than 5% of its total assets would be invested in such Options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

                             --------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy):

The Fund may not:

        (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets). While such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry;

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

        (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

        (6) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

        (7) Invest for the purpose of exercising control or management;

        (8) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

        (9) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

        (10) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

        (11) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options and Options on Foreign Currencies;

        (12) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;


        (13) Purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of securities, currencies or warrants where the grantor of the warrants is the issuer of the underlying securities or the writing and purchasing of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

In addition, the Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

According to certain state securities commissions, the term "illiquid investments" includes all foreign equity securities that are not listed on a recognized foreign or U.S. stock exchange. Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. As a non-fundamental policy, repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. During the coming year, less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (12). In addition, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange.

3.  MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Floor, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April, 1992); Society National Bank (commercial bank), Director (prior to April, 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS

A. KEITH BRODKIN,* President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST*, Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel)
------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE
                                                           RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                                         TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
    TRUSTEE                              FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................       $3,050               $  542                   8                 $247,168
A. Keith Brodkin.....................            0                    0                 N/A                        0
Marshall N. Cohan....................        4,175                  643                   8                  149,258
Dr. Lawrence Cohn                            3,725                1,260                  22                  136,508
Sir J. David Gibbons                         3,725                  559                   8                  136,508
Abby M. O'Neill......................        3,275                  508                   9                  123,758
Walter E. Robb, III..................        4,175                  643                   8                  149,258
Arnold D. Scott......................            0                    0                 N/A                        0
Jeffrey L. Shames....................            0                    0                 N/A                        0
J. Dale Sherratt.....................        4,175                1,417                  24                  149,258
Ward Smith...........................        4,175                  643                  12                  149,258

(1) For fiscal year ended October 31, 1996.
(2) Based on normal retirement age of 75.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1996, of approximately $14,968,833,746) except Mr. Bailey, who served as
    Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately
    $38,479,230,224).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                             YEARS OF SERVICE
                            --------------------------------------------------
   AVERAGE TRUSTEE FEES           3            5           7       10 OR MORE
--------------------------------------------------------------------------------
          $2,745                $412        $  686       $  961      $1,373
           3,115                 467           779        1,090       1,557
           3,484                 523           871        1,219       1,742
           3,854                 578           963        1,349       1,927
           4,223                 633         1,056        1,478       2,112
           4,593                 689         1,148        1,607       2,296
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of January 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of January 31, 1997, Merrill Lynch Pierce, Fenner & Smith, Inc. for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive E FL3, Jacksonville, FL., 32246-6484, was the record owner of approximately 7.15% and 14.43% of the outstanding Class B and Class C shares of the Fund, respectively.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated August 10, 1990 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the sum of 0.65% of the Fund's average daily net assets and 5% of its gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions).

For the Fund's fiscal year ended October 31, 1996, MFS received management fees under the Advisory Agreement of $1,716,121 (of which $1,279,166 was based on average daily net assets and $436,955 on gross income), equivalent, on an annualized basis to 0.87% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1995, MFS received management fees under the Advisory Agreement of $1,479,587 (of which $1,079,919 was based on average daily net assets and $399,668 on gross income), equivalent, on an annualized basis to 0.89% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1994, MFS received management fees under the Advisory Agreement of $1,074,047 (of which $792,505 was based on average daily net assets and $281,542 on gross income), equivalent, on an annualized basis to 0.90% of the Fund's average daily net assets.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD, the Fund's distributor), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during its fiscal year ended October 31, 1996 see "Financial Statements -- Statement of Operations" in the Fund's Annual Report to shareholders dated October 31, 1996 incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS , is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, effective August 10, 1990, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each Class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases"). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the underwriter. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended October 31, 1996, gross sales charges on sales of Class A shares of the Fund amounted to $388,523, of which $53,235 was retained by MFD and $335,288 by dealers and certain other financial institutions; the Fund received $24,782,083 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1995, gross sales charges on sales of Class A shares of the Fund amounted to $366,111, of which $48,590 was retained by MFD and $317,521 by dealers and certain other financial institutions; the Fund received $17,766,340 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1994, gross sales charges on sales of Class A shares of the Fund amounted to $833,238, of which $133,802 as retained by MFD and $699,436 by dealers and certain other financial institutions; the Fund received $29,472,764 representing the aggregate net asset value of such shares. During the Fund's fiscal years ended October 31, 1994, 1995 and 1996, the CDSC imposed on the redemption of Class A shares was $1,641, $376 and $2,201, respectively. During the Fund's fiscal years ended October 31, 1994, 1995 and 1996, the CDSC imposed on the redemption of Class B shares was $35,156, $91,996 and $88,243, respectively. During the period from April 1, 1996 through October 31, 1996, the CDSC imposed on the redemption of Class C shares was $566.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and Research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and Research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal years ended October 31, 1996, 1995 and 1994 total brokerage commissions of $263,498, $297,101 and $210,216 were paid on total transactions of $101,653,688, $112,709,102 and $331,692,927, respectively. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions..


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group (and all its members) may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment Fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 (except in certain limited circumstances). The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any such plan may also be terminated at any time by either the shareholder or the Fund.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before a exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, transfers of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (a "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan including the treatment of any CDSC, see "Exchange Privilege" below.


  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of the same class of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund and MFS Government Money Market Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment
Fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;


    Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.  TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchanges or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. enities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the sales charge (4.75% maximum for Class A Shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix C attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix B attached hereto under the heading "Performance Results", assume an initial investment of $10,000 and cover the period from September 4, 1990 through December 31, 1996. It has been assumed that dividends and capital gains were reinvested in additional shares. These performance results, as well as any total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation of a class of shares of the Fund will be based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum public offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum public offering price per share of such class on the last day of the period. The yield calculations assume no CDSC is paid. Yield quotations for each class of shares is presented in Appendix B attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix B attached hereto under the heading "Performance Quotations."


GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

    -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

    -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

    -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed-variable annuity.

    -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------

Class A Shares                      $419,948       $166,781       $253,167

Class B Shares                      $645,054       $502,176       $142,878

Class C Shares                      $123,045       $  7,831       $115,214

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the Trust's three series, Class A, Class B, Class C and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each series or class would participate equally in the earnings, dividends and assets of the particular series or class.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of its outstanding shares of the Trust (as defined in "Investment Restrictions"). The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 1996, the Statement of Operations for the year ended October 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1996, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A
                         DESCRIPTION OF BOND RATINGS


The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of over attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      STANDARD & POOR'S RATINGS SERVICES


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC, AND C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.


CCC: The rating "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


CC: The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating"CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l +".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.


FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                                                                    APPENDIX B
                           PERFORMANCE INFORMATION


    The performance results and quotations below should not be considered as representative of the performance of the fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                               PERFORMANCE RESULTS - CLASS A SHARES
                                                         VALUE OF           VALUE OF
                                  VALUE OF INITIAL     CAPITAL GAIN        REINVESTED
      YEAR ENDED                 $10,000 INVESTMENT    DISTRIBUTIONS        DIVIDENDS         TOTAL VALUE
      ----------                 ------------------    -------------        ---------         -----------
December 31, 1990*                     $ 9,764            $    0             $  106             $ 9,870
December 31, 1991                       11,244               203                487              11,934
December 31, 1992                       10,986               527              1,021              12,534
December 31, 1993                       12,421               851              1,957              15,229
December 31, 1994                       11,412             1,214              2,136              14,762
December 31, 1995                       13,105             1,402              3,251              17,758
December 31, 1996                       14,147             2,088              4,246              20,481

*Class A shares of the Fund commenced investment operations on September 4, 1990.


    Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                                        PERFORMANCE QUOTATIONS

    All performance quotations are for the period ended October 31, 1996.

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    ----------------------------                           CURRENT
                                                                                 LIFE          30-DAY    DISTRIBUTION
                                            1 YEAR            5 YEAR           OF FUND          YIELD       RATE
                                            ------            ------           -------          -----       ----
Class A Shares with sales charge ........    10.52%          11.13%            11.54%(1)         1.41%     4.75%
Class A Shares without sales charge .....    16.06%          12.22%            12.42%(1)             %         %
Class B Shares with CDSC ................    11.29%          11.47%(2)         12.03%(2)             %         %
Class B Shares without CDSC .............    15.29%          11.73%(2)         12.03%(2)         0.77%     4.10%
Class C Shares with CDSC ................    14.41%          11.8 %(3)         12.08%(3)             %         %
Class C Shares without CDSC .............    15.41%          11.8 %(3)         12.08%(3)         0.84%     4.12%

(1) From the commencement of investment operations of Class A shares on September 4, 1990 to the period ended
    October 31, 1996.
(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R)
WORLD TOTAL
RETURN FUND

500 BOYLSTON STREET
BOSTON, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)                      MWT-13-3/97/500 24/224/324

[LOGO]
INVESTMENT MANAGEMENT

ANNUAL REPORT
FOR YEAR ENDED
October 31, 1996


MFS(R) WORLD TOTAL RETURN FUND


[Graphic Omitted]


AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 35)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................17
Notes to Financial Statements ..............................................23
Independent Auditors' Report ...............................................33
MFS Family of Funds ........................................................34
Trustees and Officers ......................................................37

   HIGHLIGHTS

     * FOR THE 12 MONTHS ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.06%, CLASS B SHARES 15.29%, AND CLASS C SHARES 15.41%.

     * THE EQUITY POSITION OF THE PORTFOLIO IS FULLY INVESTED, WITH 63% OF ITS ASSETS INVESTED IN U.S. AND FOREIGN STOCKS AND CONVERTIBLE SECURITIES. FOREIGN HOLDINGS IN 18 COUNTRIES ACCOUNT FOR APPROXIMATELY 66% OF THE TOTAL EQUITY POSITION.

     * WITH MOST OF THE WORLD'S STOCK MARKETS AT OR NEAR EITHER THEIR ALL- TIME OR RECENT HIGHS, NO COUNTRY, INDUSTRY OR ECONOMIC SECTOR STANDS OUT AS CLEARLY UNDERVALUED.

     * THE TWO BEST PERFORMING FIXED-INCOME MARKETS WERE ITALY, WHICH GAINED 17.52%, AND SPAIN, UP 16.16%, WHILE THE LAGGARDS WERE THE UNITED STATES, WHICH GAINED 2.02%, AND JAPAN AND THE UNITED KINGDOM, BOTH UP 5.32%.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]

As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace in the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect it could slacken toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Outside the United States, we see similar economic backdrops, with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Meanwhile, corporate earnings growth is expected to improve in these markets, which may lead to their outperforming the U.S. market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    --------------------------------
    A. Keith Brodkin
    Chairman and President
    November 12, 1996

PORTFOLIO MANAGER'S OVERVIEW

Dear Shareholders:

[Photo of Frederick J. Simmons]

For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 16.06%, Class B shares 15.29%, and Class C shares 15.41%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International World Index (the MSCI) and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 10.14% over the same period. The MSCI is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. At the same time, the Fund outperformed the 14.75% return for the Lipper Global Flexible Fund Index(R) as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

  The strength of the U.S. equity market, relative to other markets, has been somewhat surprising after its powerful surge in 1995. Thus, the Fund's approximately 15% reduction in U.S. equities was not as beneficial as expected. On the other hand, our unwillingness to build up our Japanese and other Far East holdings benefited the Fund, since most of these markets were significant underperformers. The Fund's holdings in Japanese stocks are just one-half that of the MSCI index. Large overweightings in smaller markets such as Sweden and the Netherlands have been very successful. By industry category, financial services companies were the best performers, while growth stocks generally outperformed value-oriented stocks. Almost without regard to these categories, Japanese stocks were underperformers.

  As we enter 1997, the equity position of the portfolio is fully invested, with 63% of its assets invested in U.S. and foreign stocks and convertible securities. Foreign holdings in 18 countries account for approximately 66% of the total equity position, higher than earlier in the year.

  With most of the world's stock markets at or near either their all-time or recent highs, stock selection is more important than ever. No country, industry or economic sector stands out as clearly undervalued. Thus, the portfolio's equity position has been built up stock by stock, with growth at a reasonable price, as well as yield, being the objective. As always, every effort is made to avoid speculative securities.

  Despite the fact that the U.S. economy weakened significantly during the third quarter, most international fixed-income markets continued to outperform the U.S. bond market. The two best performing markets within the Morgan Index measured in local currency terms from January 1, 1996 through October 31, 1996, were Italy and Spain, which gained 19.25% and 16.33%, respectively. Over the same period, the worst markets were the United States, which gained 2.21%, and the United Kingdom, up 5.23%. The Fund generally benefited by maintaining overweighted positions in the better performing European markets while underweighting the U.S. bond market.

  In preparation for monetary union due to commence in January 1999, almost all European countries have announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter with such high-yield countries as Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to overperform as European Monetary Union approaches.

  Meanwhile, within the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. For most of the year, the Fund has benefited by being overweighted in both these markets. While an underweighted position in U.S. bonds has been beneficial for the year, the Fund's performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

  For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar has also benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate its beleaguered economy.

  Looking forward, we anticipate modest but further central bank lowering of interest rates in many European countries as well as in Canada, Australia, and New Zealand, an environment that we believe could be positive for bonds. However, some caution is warranted as ultimately the effect of lower rates in these countries could result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

Respectfully,

/s/ Frederick J. Simmons
--------------------------------
Frederick J. Simmons
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE

   FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES (MFS) AND PORTFOLIO MANAGER OF MFS WORLD TOTAL RETURN FUND AND MERIDIAN WORLD TOTAL RETURN FUND. MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1974, VICE PRESIDENT - INVESTMENTS IN 1975 AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD TOTAL RETURN FUND IN 1991. PREVIOUSLY HE WAS PORTFOLIO MANAGER OF MFS RESEARCH FUND AND OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   FUND FACTS

   STRATEGY:                  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL
                              RETURN BY INVESTING IN SECURITIES WHICH WILL
                              PROVIDE ABOVE- AVERAGE CURRENT INCOME (COMPARED TO
                              A PORTFOLIO INVESTED ENTIRELY IN EQUITY
                              SECURITIES) AND OPPORTUNITIES FOR LONG-TERM GROWTH
                              OF CAPITAL AND INCOME. THE FUND WILL INVEST
                              PRIMARILY IN GLOBAL EQUITY AND FIXED-INCOME
                              SECURITIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      SEPTEMBER 4, 1990

  SIZE:                       $215.9 MILLION NET ASSETS AS OF OCTOBER 31, 1996




PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Total Return Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

  All results are historical and assume the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from September 4, 1990 to October 31, 1996)

              MFS World
            Total Return     Consumer Price      S&P 500           MSCI
              (Class A)       Index -- U.S.     Composite      World Index
            ------------     --------------     ---------      -----------
09/90         9529.00           10000.0          10000.0         9405.00
10/90         9585.00           10144.0          9487.00         10082.0
10/92         12466.0           10775.0          13916.0         11779.0
10/93         14669.0           11071.0          15992.0         14232.0
10/95         16894.0           11679.0          20967.0         16937.0
10/96         19607.0           12031.0          25991.0         19056.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                      1 Year          3 Years          5 Years          Life***
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class A) at net asset value                  +16.06%          +10.16%          +12.22%          +12.42%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class A) including 4.75% sales charge        +10.52%          + 8.38%          +11.13%          +11.54%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class B) without CDSC                        +15.29%          + 9.36%          +11.73%          +12.03%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class B) with CDSC                           +11.29%          + 8.52%          +11.47%          +12.03%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class C) without CDSC                        +15.41%          + 9.47%          +11.80%          +12.08%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class C) with CDSC                           +14.41%          + 9.47%          +11.80%          +12.08%
-------------------------------------------------------------------------------------------------------------------------------
60% Morgan Stanley Capital International/
40% J.P. Morgan Global Government Bond                               +10.14%          + 9.44%          +10.07%          +10.70%
-------------------------------------------------------------------------------------------------------------------------------
Average global flexible portfolio fund**                             +13.60%          + 7.77%          +10.09%          + 7.28%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                + 3.01%          + 2.81%          + 2.88%          + 3.68%
-------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index++                                                            +23.89%          +17.57%          +15.47%          +14.60%
-------------------------------------------------------------------------------------------------------------------------------
  *The Consumer Price Index is a popular measure of change in prices.
 **Source: Lipper Analytical Services.
***Commencement of investment operations September 4, 1990.
 ++The Standard & Poor's 500 Composite Index is an unmanaged composite of commonly used stock total return performance.


Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

   TAX FORM SUMMARY

   THE FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 65.11% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 2.35% OF ITS ORDINARY INCOME.

   FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 12.79%.


   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   FOR THE YEAR ENDED OCTOBER 31, 1996 DISTRIBUTIONS FROM LONG-TERM CAPITAL GAINS ARE $88,525.


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

LARGEST SECTORS

Other Sectors                       42.1%
Utilities & Communications          14.6%
Financial Services                  15.3%
Industrial Goods & Services          9.8%
Health Care                          9.5%
Consumer Staples                     8.7%



TOP TEN HOLDINGS

PHILIP MORRIS COMPANIES, INC.                       ABB AB
Tobacco, food, and beverage conglomerate            Swiss engineering conglomerate

LION NATHAN                                         EASTMAN KODAK COMPANY
New Zealand brewer                                  Photographic equipment and supplies

ASTRA AB                                            BARNETT BANKS
Swedish pharmaceutical manufacturer                 Southern U.S. bank holding company

GENERAL ELECTRIC CO.                                BRITISH PETROLEUM
Diversified manufacturing and                       Oil exploration and production company
services conglomerate

                                                    SCHERING PLOUGH
TYCO INTERNATIONAL LTD.                             U.S. pharmaceutical company
Manufacturer of fire protection, packaging,
and electronic equipment

PORTFOLIO OF INVESTMENTS - October 31, 1996
Common Stocks - 62.2%
---------------------------------------------------------------------------
Issuer                                               Shares           Value
---------------------------------------------------------------------------
U.S. Stocks - 22.3%
  Aerospace - 1.0%
    General Dynamics Corp.                           19,000  $    1,303,875
    Lockheed-Martin Corp.                            10,008         896,967
                                                             --------------
                                                             $    2,200,842
---------------------------------------------------------------------------
  Banks and Credit Companies - 1.8%
    Barnett Banks, Inc.                              59,600  $    2,272,250
    Norwest Corp.                                    34,500       1,513,688
                                                             --------------
                                                             $    3,785,938
---------------------------------------------------------------------------
  Building - 0.1%
    Martin Marietta Materials, Inc.                  10,346  $      245,718
---------------------------------------------------------------------------
  Business Services
    Sabre Group Holding, Inc.                         1,300  $       39,650
---------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                   10,000  $      600,000
    Praxair, Inc.                                    15,000         663,750
                                                             --------------
                                                             $    1,263,750
---------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Digital Equipment Corp.*                         16,000  $      472,000
---------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Tyco International Ltd.                          47,500  $    2,357,188
---------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                             25,600  $    2,476,800
---------------------------------------------------------------------------
  Financial Institutions - 2.6%
    American Express Co.                             25,000  $    1,175,000
    Associates First Capital Corp., "A"               6,700         290,612
    Federal Home Loan Mortgage Corp.                  9,200         929,200
    Philip Morris Cos., Inc.                         34,200       3,167,775
                                                             --------------
                                                             $    5,562,587
---------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    McCormick & Co., Inc.                            33,000  $      796,125
---------------------------------------------------------------------------
  Insurance - 1.4%
    Cigna Corp.                                      14,700  $    1,918,350
    Transamerica Corp.                               15,000       1,138,125
                                                             --------------
                                                             $    3,056,475
---------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                23,000  $      960,250
---------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    Lilly (Eli) & Co.                                18,588  $    1,310,454
    Rhone-Poulenc Rorer, Inc.                        19,900       1,335,787
    Schering Plough Corp.                            32,000       2,048,000
    Warner-Lambert Co.                               16,000       1,018,000
                                                             --------------
                                                             $    5,712,241
---------------------------------------------------------------------------
  Oils - 2.1%
    Exxon Corp.                                      17,000  $    1,506,625
    Mobil Corp.                                      13,700       1,599,475
    USX-Marathon Group                               66,000       1,443,750
                                                             --------------
                                                             $    4,549,850
---------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Pharmacia & Upjohn, Inc.                         28,900  $    1,040,400
---------------------------------------------------------------------------
  Photographic Products - 1.1%
    Eastman Kodak Co.                                28,800  $    2,296,800
---------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Gannett Co., Inc.                                23,000  $    1,745,125
---------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    Mandarin Oriental                               433,000  $      584,550
---------------------------------------------------------------------------
  Technology - 0.4%
    International Business Machines
      Corp.                                           6,600  $      851,400
---------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    FPL Group, Inc.                                  28,000  $    1,288,000
    Illinova Corp.                                   43,000       1,171,750
    Portland General Corp.                           26,000       1,137,500
    Sierra Pacific Resources                         52,000       1,449,500
                                                             --------------
                                                             $    5,046,750
---------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Coastal Corp.                                    37,000  $    1,591,000
---------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Allstate Corp.                                   25,000  $    1,403,125
---------------------------------------------------------------------------
Total U.S. Stocks                                            $   48,038,564
---------------------------------------------------------------------------
Foreign Stocks - 39.9%
  Argentina - 0.2%
    Central Costanera, ADR (Utilities
      - Electric)##                                  13,167  $      410,646
    Mirgor Sacifia, ADR (Auto Parts)##               47,930          76,688
                                                             --------------
                                                             $      487,334
---------------------------------------------------------------------------
  Australia - 1.8%
    Australia & New Zealand Banking
      Group (Banks and Credit
      Companies)                                    185,000  $    1,079,853
    QBE Insurance Group Ltd.
      (Insurance)                                   377,606       1,997,747
    Seven Network Ltd. (Entertainment)              252,000         778,378
                                                             --------------
                                                             $    3,855,978
---------------------------------------------------------------------------
  Canada - 1.4%
    Canadian National Railway Co.
      (Railroads)                                    66,600  $    1,831,500
    Westcoast Energy, Inc. (Utilities - Gas)         74,800       1,234,200
                                                             --------------
                                                             $    3,065,700
---------------------------------------------------------------------------
  Chile - 0.4%
    Chilectra S.A., ADR (Utilities - Electric)        8,100  $      439,425
    Enersis S.A., ADR (Utilities - Electric)         13,600         399,500
                                                             --------------
                                                             $      838,925
---------------------------------------------------------------------------
  Finland - 1.0%
    Huhtamaki Oy (Conglomerates)                     38,000  $    1,648,245
    Oy Tamro Ab (Medical and Health Products)##      68,000         494,077
                                                             --------------
                                                             $    2,142,322
---------------------------------------------------------------------------
  France - 2.8%
    Pinault-Printemps S.A. (Retail)                   5,200  $    1,956,215
    TV Francaise (Entertainment)                     17,500       1,857,561
    Total S.A., ADR (Oils)                           35,000       1,365,000
    Union des Assurances Federales
      S.A. (Broadcasting)                             6,900         774,146
                                                             --------------
                                                             $    5,952,922
---------------------------------------------------------------------------
  Germany - 1.2%
    Adidas AG (Apparel and Textiles)                 22,300  $    1,906,811
    Henkel Kgaa (Chemicals)                          15,000         671,443
                                                             --------------
                                                             $    2,578,254
---------------------------------------------------------------------------
  Greece - 0.4%
    Ote Greek Telecom
      (Telecommunications)                           50,300  $      886,581
---------------------------------------------------------------------------
  Hong Kong - 2.5%
    Asia Satellite Telecommunications,
      ADR (Telecommunications)                       10,300  $      275,525
    Cafe de Coral Holding (Electrical Equipment)  1,200,000         353,092
    Hong Kong Electric Holdings Ltd.
      (Utilities - Electric)                        202,000         646,624
    Hong Kong Land Hld (Restaurants)                525,000       1,170,750
    Li & Fung (Consumer Goods and Services)         600,000         547,098
    Wharf Holdings Ltd. (Real Estate)               489,000       2,017,551
    Wing Hang Bank Limited (Banks and
      Credit Companies)                             119,000         478,666
                                                             --------------
                                                             $    5,489,306
---------------------------------------------------------------------------
  Italy - 1.7%
    Gucci Group NV (Apparel and
      Textiles)                                      11,100  $      765,900
    Instituto Nazionale Della
      Assicurazioni (Insurance)                     522,000         720,415
    Luxottica Group S.p.A., ADR
      (Consumer Goods and Services)                  13,100         831,850
    Telecom Italia DRNC (Utilities -
      Telephone)                                    475,000         541,337
    Telecom Italia RNC (Utilities -
      Telephone)                                    475,000         904,315
                                                             --------------
                                                             $    3,763,817
---------------------------------------------------------------------------
  Japan - 6.9%
    Canon, Inc. (Office Equipment)                   47,000  $      898,063
    DDI Corp. (Telecommunications)                      139       1,041,678
    Dai Nippon Printing (Printing and
      Publishing)                                    64,000       1,077,044
    Daiwa House Industrial Co.
      (Housing)                                      37,000         512,402
    East Japan Railway Co. (Railroads)                  135         618,854
    Hirose Electric (Electrical
      Equipment)                                     11,000         651,766
    Ito Yokado Co., Ltd. (Retail)                    15,000         746,779
    Kirin Beverage (Beverages)                       96,000       1,278,990
    Matsushita Electric (Airlines)                  119,000       1,898,326
    Murata Manufacturing Co., Ltd.
      (Electrical Equipment)                         36,000       1,154,878
    Osaka Sanso Kogyo (Chemicals)                   146,000         482,444
    Sony Corporation (Electronics)                   32,000       1,932,000
    Takeda Chemical Industries
      (Chemicals)                                    68,000       1,162,240
    Toyota Motor Corporation
      (Automotive)                                   35,000         825,226
    Ushio Incorporated (Electronics)                 51,000         531,948
                                                             --------------
                                                             $   14,812,638
---------------------------------------------------------------------------
  Netherlands - 1.7%
    Ihc Caland NV (Transportation)                   25,000  $    1,391,583
    Koninklijke Ahold NV, ADR (Real
      Estate
      Investment Trusts)                             27,447       1,602,218
    Wolters Kluwer (Publishing)                       5,701         730,846
                                                             --------------
                                                             $    3,724,647
---------------------------------------------------------------------------
  New Zealand - 2.2%
    Lion Nathan Ltd. (Food and
      Beverage Products)                          1,002,000  $    2,585,711
    Sky City Ltd. (Entertainment)                   144,900         829,799
    Telecom Corporation of New
      Zealand, ADR
      (Telecommunications)                           15,300       1,273,725
                                                             --------------
                                                             $    4,689,235
---------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica del Peru S.A., ADR
      (Utilities - Telephone)                        47,800  $      985,875
---------------------------------------------------------------------------
  Singapore - 0.6%
    Hong Leong Finance Ltd. (Financial
      Services)+                                    199,000  $      607,742
    Singapore Press Holdings
      (Publishing)                                   39,000         648,153
                                                             --------------
                                                             $    1,255,895
---------------------------------------------------------------------------
  South Korea - 0.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                         17,000  $      501,335
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                         15,000         270,000
    Korea Mobile Telecommunications, ADR
      (Utilities - Telephone)*                       40,000         500,000
                                                             --------------
                                                             $    1,271,335
---------------------------------------------------------------------------
  Spain - 1.6%
    Acerinox S.A (Steel)                              5,700  $      681,861
    Iberdrola S.A. (Utilities -
      Electric)                                     162,000       1,716,263
    Repsol S.A. (Oils)                               35,000       1,139,757
                                                             --------------
                                                             $    3,537,881
---------------------------------------------------------------------------
  Sweden - 3.8%
    Abb AB (Electrical Equipment)                    21,000  $    2,340,607
    Astra AB, Free, "B"
      (Pharmaceuticals)                              55,500       2,531,742
    Enator AB (Computer Software -
      Services)                                      60,000       1,332,015
    Ericsson L M Telephone Company,
      ADR (Telecommunications)                       40,000       1,105,000
    Hennes & Mauritz, "B", Free Shares
      (Retail)                                        6,900         913,845
                                                             --------------
                                                             $    8,223,209
---------------------------------------------------------------------------
  Switzerland - 0.6%
    Sandoz AG (Pharmaceuticals)                       1,100  $    1,265,932
---------------------------------------------------------------------------
  United Kingdom - 8.0%
    Asda Group, PLC (Stores)                        920,000  $    1,750,765
    British Aerospace (Aerospace)                    41,300         783,926
    British Petroleum PLC, ADR (Oils)                16,546       2,128,229
    Jarvis Hotels, PLC,(SD) (Lodging)*              390,200       1,009,110
    Kwik-Fit Holdings, PLC (Automotive)             286,700       1,037,043
    Lloyds TSB Group, PLC (Banks and
      Credit Companies)                             240,000       1,520,452
    London Electricity, PLC (Utilities
      - Electric)                                    51,428         506,068
    PowerGen, PLC, ADR (Utilities -
      Telephone)                                     60,000       2,010,000
    PowerGen, PLC (Utilities - Electric)            185,000       1,534,603
    Reuters Holdings, PLC, ADR
      (Business Services)                            16,000       1,190,000
    Royal Dutch Petroleum Co. (Oils)                  6,300       1,041,863
    Storehouse, PLC (Retail)                        343,000       1,553,723
    Tomkins, PLC (Conglomerates)                    300,000       1,258,911
                                                             --------------
                                                             $   17,324,693
---------------------------------------------------------------------------
  Total Foreign Stocks                                       $   86,152,479
---------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $106,020,524)            $134,191,043
---------------------------------------------------------------------------
Bonds - 27.4%
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
Foreign Bonds - 23.0%
  Australia - 2.5%
    Commonwealth of Australia,
      8.75s, 2001                       AUD           4,100  $    3,458,269
    Commonwealth of Australia, 9.75s,
      2002                                            2,100       1,856,963
                                                             --------------
                                                             $    5,315,232
---------------------------------------------------------------------------
  Belgium - 1.2%
    Kingdom of Belgium, 7.25s, 2004     BEF          20,000  $      696,297
    Kingdom of Belgium, 8.5s, 2007                   15,000         563,327
    Kingdom of Belgium, 8.75s, 2002                  15,000         559,347
    Kingdom of Belgium, 9s, 1998                     25,000         871,651
                                                             --------------
                                                             $    2,690,622
---------------------------------------------------------------------------
  Canada - 1.2%
    Government of Canada, 7.5s, 2003    CAD           3,200  $    2,584,560
---------------------------------------------------------------------------
  Denmark - 1.7%
    Kingdom of Denmark, 6s, 1999        DKK           4,144  $      732,244
    Kingdom of Denmark, 7s, 2007                      2,013         344,369
    Kingdom of Denmark, 8s, 2001                     13,625       2,557,127
                                                             --------------
                                                             $    3,633,740
---------------------------------------------------------------------------
  Germany - 4.8%
    Germany Federal Republic, 6.875s,
      1999                              DEM           2,655  $    1,860,074
    Germany Federal Republic, 7.125s,
      2002                                            3,047       2,178,866
    Germany Federal Unity, 8.75s, 2000                  237         177,984
    Treuhandanstalt Obligation,
      6.375s, 1999                                    8,857       6,161,391
                                                             --------------
                                                             $   10,378,315
---------------------------------------------------------------------------
  Ireland - 3.3%
    Republic of Ireland, 6.25s, 1999    IEP           1,000  $    1,632,069
    Republic of Ireland, 8s, 2000                     3,250       5,611,102
                                                             --------------
                                                             $    7,243,171
---------------------------------------------------------------------------
  Italy - 2.3%
    Republic of Italy, 8.313s, 1999     ITL         940,000  $      649,888
    Republic of Italy, 8.313s, 2006               5,965,000       4,270,201
                                                             --------------
                                                             $    4,920,089
---------------------------------------------------------------------------
  Spain - 3.0%
    Government of Spain, 8.3s, 1998     ESP         275,000  $    2,213,546
    Government of Spain, 8.4s, 2001                  95,120         782,155
    Government of Spain, 10.1s, 2001                107,600         935,506
    Government of Spain, 8s, 2004                   320,600       2,564,299
                                                             --------------
                                                             $    6,495,506
---------------------------------------------------------------------------
  Sweden - 1.2%
    Kingdom of Sweden, 11s, 1999        SEK           4,900  $      828,526
    Kingdom of Sweden, 10.25s, 2000                   9,700       1,665,659
                                                             --------------
                                                             $    2,494,185
---------------------------------------------------------------------------
Foreign Bonds - continued
  United Kingdom - 1.8%
    United Kingdom Treasury, 9s, 2000   GBP           1,100  $    1,893,708
    United Kingdom Treasury, 9.75s,
      2002                                            1,100       1,986,512
                                                             --------------
                                                             $    3,880,220
---------------------------------------------------------------------------
  Total Foreign Bonds                                        $   49,635,640
---------------------------------------------------------------------------
U.S. Government Guaranteed - 4.4%
  U.S. Treasury Notes, 7s, 2006                  $    1,600  $    1,670,496
  U.S. Treasury Notes, 0's, 2006                      9,600       5,034,240
  U.S. Treasury Notes, 0's, 2016                     11,200       2,903,488
---------------------------------------------------------------------------
Total U.S. Government Guaranteed                             $    9,608,224
---------------------------------------------------------------------------
Total Bonds (Identified Cost, $58,304,472)                   $   59,243,864
---------------------------------------------------------------------------
Convertible Bonds - 1.3%
---------------------------------------------------------------------------
  Mbl International Finance Bermuda,
    3s, 2002                                     $  728,000  $      801,710
  Italy Republic, 5s, 2001                          650,000         650,000
  Roche Holdings Incorporated, 2010##             2,200,000         984,500
  Sandoz Capital BVI Limited, 2s,
    2002##                                          334,000         367,400
---------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,578,554)        $    2,803,610
---------------------------------------------------------------------------
Call Options Purchased - 0.2%
---------------------------------------------------------------------------
                                           Principal Amount
                                               of Contracts
Issuer/Expiration Date/Strike Price           (000 Omitted)
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    November/2.2145                     DEM           8,265  $            0
  Japanese Government Bond/December/
    108.155                             JPY         276,000          90,528
  Japanese Government Bond/January/
    111.279                                         276,000          91,080
  Japanese Government Bond/December/
    111.1737                                        179,000          83,593
  Japanese Government Bond/November/
    114.355                                         433,000         153,282
---------------------------------------------------------------------------
Total Call Options Purchased(Premiums Paid, $98,349)         $      418,483
---------------------------------------------------------------------------
Put Options Purchased - 0.3%
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    January/2.45                        DEM          11,646  $      108,658
  Deutsche Marks/British Pounds/
    November/2.315                                    8,640         378,638
  Deutsche Marks/January/1.55                        13,677          45,845
  Swiss Francs/Deutsche Marks/January/
    0.829                               CHF           4,555          41,364
---------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $173,708)        $      574,505
---------------------------------------------------------------------------

Short-Term Obligations - 9.3%
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
  Eurolira Time Deposit, due 4/21/97    ITL       6,320,000  $    4,170,034
  Federal Home Loan Bank, due 11/08/96                4,200       4,195,786
  Federal Home Loan Mortgage Corp.,
    due 11/13/96                                      6,000       5,989,660
  Federal Home Loan Mortgage Corp.,
    due 11/07/96                                        290         289,742
  Federal National Mortgage Assn., due
    11/15/96                                          3,400       3,393,164
  General Electric Capital Corp., due
    11/01/96                                          2,095       2,095,000
---------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $20,057,465)  $   20,133,386
---------------------------------------------------------------------------
Total Investments (Identified Cost, $187,233,072)              $217,364,891
---------------------------------------------------------------------------
Call Options Written
---------------------------------------------------------------------------
                                           Principal Amount
                                               of Contracts
Issuer/Expiration Date/Strike Price           (000 Omitted)
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    November/2.2145                     DEM/GBP       8,265  $            0
  Deutsche Marks/British Pounds/                                           )
    January/2.3682                                   11,257         (20,804
  Deutsche Marks/January/1.5065         DEM          13,293        (113,926)
---------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $141,474)     $     (134,722)
---------------------------------------------------------------------------
Put Options Written
---------------------------------------------------------------------------
  Japanese Bond/December/111.17368      JPY         179,000  $            0
  Japanese Bond/December/108.155                    276,000          (1,104)
  Japanese Bond/January/111.279                     276,000          (2,208)
  Japanese Bond/November/114.355                    433,000            (433)
---------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $97,182)       $       (3,745)
---------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.7%)                          (1,347,376)
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $215,879,044
---------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
##144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD           = Australian Dollars           FRF       = French Francs
BEF           = Belgian Francs               GBP       = British Pounds
CAD           = Canadian Dollars             IEP       = Irish Punts
CHF           = Swiss Francs                 ITL       = Italian Lire
DEM           = Deutsche Marks               JPY       = Japanese Yen
DKK           = Danish Kroner                NLG       = Netherland Guilder
ESP           = Spanish Pesetas              NZD       = New Zealand Dollars
FIM           = Finnish Markka               SEK       = Swedish Kroner

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $187,233,072)          $217,364,891
  Cash                                                                 51,200
  Net receivable for interest rate swaps                               99,630
  Net receivable for forward foreign currency exchange
    contracts sold                                                    519,092
  Net receivable for forward foreign currency exchange
    contracts                                                          37,567
  Receivable for Fund shares sold                                     478,336
  Receivable for investments sold                                   1,234,008
  Interest and dividends receivable                                 1,910,365
  Other assets                                                          2,030
                                                                 ------------
      Total assets                                               $221,697,119
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    235,250
  Payable for investments purchased                                 3,585,006
  Net payable for forward foreign currency exchange contracts
    purchased                                                       1,626,120
  Written options outstanding, at value (premiums received,
    $238,656)                                                         138,471
  Payable to affiliates -
    Management fee                                                      6,293
    Shareholder servicing agent fee                                     1,024
    Distribution fee                                                   62,982
  Accrued expenses and other liabilities                              162,929
                                                                 ------------
      Total liabilities                                          $  5,818,075
                                                                 ------------
Net assets                                                       $215,879,044
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $175,324,281
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                29,254,975
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              10,271,896
  Accumulated undistributed net invesment income                    1,027,892
                                                                 ------------
      Total                                                      $215,879,044
                                                                 ============
Shares of beneficial interest outstanding                         16,964,447
                                                                  ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $129,843,139 / 10,197,969 shares of beneficial
     interest outstanding)                                          $12.73
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value per
    share)                                                          $13.36
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $71,788,088 / 5,646,347 shares of beneficial
    interest outstanding)                                           $12.71
                                                                    ======
Class C shares:
  Net asset value, offering price and redemption price per
    share (net assets of $14,247,817 / 1,120,131 shares of
    beneficial interest outstanding)                                $12.72
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $ 5,226,669
    Dividends                                                       3,798,557
    Foreign taxes withheld                                           (284,638)
                                                                  -----------
      Total investment income                                     $ 8,740,588
                                                                  -----------

  Expenses -
    Management fee                                                $ 1,716,121
    Trustees' compensation                                             37,469
    Shareholder servicing agent fee (Class A)                         179,978
    Shareholder servicing agent fee (Class B)                         141,911
    Shareholder servicing agent fee (Class C)                          18,456
    Distribution and service fee (Class A)                            419,948
    Distribution and service fee (Class B)                            645,054
    Distribution and service fee (Class C)                            123,045
    Custodian fee                                                     193,571
    Postage                                                            50,393
    Printing                                                           37,629
    Auditing fees                                                      35,741
    Legal fees                                                          2,136
    Miscellaneous                                                     167,089
                                                                  -----------
      Total expenses                                              $ 3,768,541
    Fees paid indirectly                                               (7,764)
                                                                  -----------
      Net expenses                                                $ 3,760,777
                                                                  -----------
      Net investment income                                       $ 4,979,811
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $10,667,574
    Written option transactions                                       758,742
    Foreign currency transactions                                  (1,016,505)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $10,409,811
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $14,545,035
    Written options                                                    26,999
    Translation of assets and liabilities in foreign currencies    (1,164,617)
                                                                  -----------
      Net unrealized gain on investments                          $13,407,417
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $23,817,228
                                                                  -----------
          Increase in net assets from operations                  $28,797,039
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------
Year Ended October 31,                                                 1996            1995
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -

  Net investment income                                          $  4,979,811   $  4,636,931
  Net realized gain on investments and foreign currency
    transactions                                                   10,409,811      3,749,269
  Net unrealized gain on investments and
    foreign currency translation                                   13,407,417      8,187,457
                                                                 ------------   ------------
    Increase in net assets from operations                       $ 28,797,039   $ 16,573,657
                                                                 ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,143,145)  $   (734,229)
  From net investment income (Class B)                             (2,682,617)      (140,223)
  From net investment income (Class C)                               (505,747)       (27,610)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (54,351)      (453,126)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (28,792)       (72,338)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (5,382)       (13,755)
                                                                 ------------   ------------
      Total distributions declared to shareholders               $ (9,420,034)  $ (1,441,281)
                                                                 ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 47,074,888   $ 44,197,817
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   8,276,937      1,279,372
  Cost of shares reacquired                                       (37,251,081)   (40,657,870)
                                                                 ------------   ------------
    Increase in net assets from Fund share transactions          $ 18,100,744   $  4,819,319
                                                                 ------------   ------------
      Total increase in net assets                               $ 37,477,749   $ 19,951,695

Net assets:
  At beginning of year                                            178,401,295    158,449,600
                                                                 ------------   ------------
  At end of year (including accumulated undistributed net
    investment income of $1,027,892 and $5,220,666,
    respectively)                                                $215,879,044   $178,401,295
                                                                 ============   ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                          1996        1995        1994        1993      1992       1991      1990*
----------------------------------------------------------------------------------------------------------------------------
                                             Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $  11.57    $  10.58    $ 11.19    $ 10.21    $  9.42    $  8.55    $  8.50
                                             --------    --------    -------    -------    -------    -------    -------
Income from investment operations# -
  Net investment income                      $   0.34    $   0.33    $  0.30    $  0.28    $  0.36    $  0.37    $  0.08
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency transactions             1.46        0.79       0.15       1.42       0.86       0.88      (0.03)
                                             --------    --------    -------    -------    -------    -------    -------
    Total from investment operations         $   1.80    $   1.12    $ (0.45)   $  1.70    $  1.22    $  1.25    $  0.05
                                             --------    --------    -------    -------    -------    -------    -------
Less distributions declared to shareholders -
  From net investment income                 $  (0.63)   $  (0.08)   $ (0.25)   $ (0.45)   $ (0.26)   $ (0.38)       --
  From net realized gain on investments
   and foreign currency transactions            (0.01)      (0.05)     (0.33)     (0.27)     (0.17)        --        --
  In excess of net realized gain on
   investments and foreign currency
   transactions                                   --          --       (0.38)        --        --          --        --
  From paid-in capital                            --          --       (0.10)        --        --          --        --
                                             --------    --------    -------    -------    -------    -------    -------
    Total distributions declared
      to shareholder                         $  (0.62)   $  (0.13)   $ (1.06)   $ (0.72)   $ (0.43)   $ (0.38)       --
                                             --------    --------    -------    -------    -------    -------    -------
Net asset value - end of period              $  12.73    $  11.57    $  10.58   $ 11.19    $ 10.21    $  9.42    $  8.55
                                             ========    ========    ========   =======    =======    =======    =======
Total return**                                 16.06%      10.63%       4.10%    17.78%     13.14%     14.94%      3.76%+
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                    1.63%       1.77%       1.76%     1.92%      1.84%      2.18%      1.57%+
  Net investment income                         2.79%       3.06%       2.81%     2.96%      3.65%      4.05%      3.14%+
Portfolio turnover                               167%        160%        118%      112%        72%       134%         2%
Average commission rate###                    $0.0187        --          --        --          --        --          --
Net assets at end of period
 (000 omitted)                               $129,843    $110,294     $99,870   $71,262    $44,707    $30,847    $12,510

  *For the period from September 4, 1990 (commencement of investment operations) to October
   31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 **Total returns do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------
Year Ended October 31,                   1996      1995        1994      1993**
-------------------------------------------------------------------------------
                                       Class B
-------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $11.52     $10.54     $11.19    $10.84
                                       ------     ------     ------    ------
Income from investment operation# -
  Net investment income                $ 0.25     $ 0.25     $ 0.25    $ 0.06
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions         1.46       0.77       0.13      0.35
                                       ------     ------     ------    ------
    Total from investment
      operations                       $ 1.71     $ 1.02     $ 0.38    $ 0.41
                                       ------     ------     ------    ------
Less distributions declared to
 shareholders -

  From net investment income           $(0.47)    $(0.03)    $(0.24)   $(0.06)
In excess of net investment income      (0.04)      0.00       0.00      0.00
  From net realized gain on
   investments and foreign
   currency transactions                (0.01)     (0.01)     (0.32)     0.00
  In excess of net realized gain
   on investments and
   foreign currency transactions         0.00       0.00      (0.38)     0.00
  From paid-in capital                   0.00       0.00      (0.09)     0.00
                                       ------     ------     ------     -----
    Total distribution declared to
      shareholder                      $(0.52)    $(0.04)    $(1.03)    $(0.06)
                                       ------     ------     ------     ------
Net asset value - end of period        $12.71     $11.52     $10.54     $11.19
                                       ======     ======     ======     ======
Total return+++                        15.29%      9.75%      3.38%      3.79%++
Ratios (to average net assets)
  /Supplemental data:
  Expenses##                            2.34%      2.49%      2.49%      2.77%+
  Net investment income                 2.07%      2.34%      2.33%      2.15%+
Portfolio turnover                       167%       160%       118%       112%
Average commission rate###            $0.0187       --         --         --
Net assets at end of period
  (000 omitted)                       $71,788    $57,214    $47,677    $ 4,381
 **For the period from the commencement of offering of Class B shares, September
   7, 1993 to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended October 31,                     1996         1995         1994 ***
-----------------------------------------------------------------------------
                                        Class C

-----------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $11.52       $10.53       $11.06
                                         ------       ------       ------
Income from investment operation# -

  Net investment income                  $ 0.26       $ 0.27       $ 0.27
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                   1.46         0.76        (0.29)
                                         ------       ------       ------
    Total from investment operations     $ 1.72       $ 1.03       $(0.02)
                                         ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.51)      $(0.03)      $(0.12)
  From net realized gain on investments
  and foreign currency transactions       (0.01)       (0.01)       (0.16)
  In excess of net realized gain on
   investments and foreign currency
   transactions                            0.00         0.00        (0.18)
  From paid-in capital                     0.00         0.00        (0.05)
                                         ------       ------       ------
    Total distribution declared to
      shareholder                        $(0.52)      $(0.04)      $(0.51)
                                         ------       ------       ------
Net asset value - end of period          $12.72       $11.52       $10.53
                                         ======       ======       ======
Total return+++                          15.41%        9.84%      (0.15)%++
Ratios (to average net assets)
  /Supplemental data:
  Expenses##                              2.27%        2.42%        2.39%+
  Net investment income                   2.14%        2.41%        2.51%+
Portfolio turnover                         167%         160%         118%
Average commission rate###              $0.0187         --           --
Net assets at end of period (000
  omitted)                              $14,248      $10,894      $10,903
***For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $493,440 was reclassified from paid-in capital to accumulated undistributed net realized gain on investments and foreign currency transactions and $18,154 was reclassified from paid-in capital to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency and foreign tax credits. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,994 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $53,235 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $46,796 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,388 and $7,831 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $2,201, $88,243 and $566 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 58,241,533  $ 70,418,267
                                                 ============  ============
Investments (non-U.S. government securities)     $231,089,918  $212,649,862
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $187,233,072
                                                               ============
Gross unrealized appreciation                                  $ 32,693,003
Gross unrealized depreciation                                    (2,561,184)
                                                               ------------
  Net unrealized appreciation                                  $ 30,131,819
                                                               ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,084,100    $25,150,733     2,123,469    $22,961,533
Shares issued to
 shareholders in
 reinvestment of
 distributions            468,643      5,535,276        98,593      1,061,212
Shares reacquired      (1,890,835)   (22,849,389)   (2,125,319)   (22,992,718)
                       ----------    -----------    ----------    -----------
  Net increase            661,908    $ 7,836,620        96,743    $ 1,030,027
                       ==========    ===========    ==========    ===========

Class B Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount

-----------------------------------------------------------------------------
Shares sold             1,371,364    $16,563,323     1,673,616    $18,044,111
Shares issued to
 shareholders in
 reinvestment of
 distributions            199,482      2,357,194        17,272        186,186
Shares reacquired        (889,762)   (10,770,246)   (1,250,017)   (13,498,802)
                       ----------    -----------    ----------    -----------
  Net increase            681,084    $ 8,150,271       440,871    $ 4,731,495
                       ==========    ===========    ==========    ===========

Class C Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold               442,641    $ 5,360,832       296,274    $ 3,192,173
Shares issued to
 shareholders in
 reinvestment of
 distributions             32,507        384,467         2,966         31,974
Shares reacquired        (300,333)    (3,631,446)     (389,108)    (4,166,350)
                       ----------    -----------    ----------    -----------
  Net increase            174,815    $ 2,113,855       (89,868)   $  (942,203)
                       ==========    ===========    ==========    ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $2,138.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Written Option Transactions

                                         1996 Calls                      1996 Puts
                                         -----------------------------   -----------------------------
                                         Principal Amounts               Principal Amounts
                                              of Contracts                    of Contracts
                                             (000 Omitted)    Premiums       (000 Omitted)    Premiums
------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                 1,953   $  23,731               1,904   $  24,410
  British Pounds
  Deutsche Marks                                     5,388      14,445              11,631      38,016
  Deutsche Marks/British Pounds                      5,310      34,078
  Italian Lire/Deutsche Marks                    9,941,320     164,753           9,941,320     366,050
  Japanese Yen                                     328,362      57,135             434,201      27,538
Options written -
  Australian Dollars                                 3,579      20,797               1,405       8,584
  British Pounds
  Canadian Dollars                                   6,496       6,668              10,641      32,215
  Deutsche Marks                                    46,276     251,914               7,707      21,156
  Deutsche Marks/British Pounds                     47,350     179,096
  Finnish Markkaa/Deutsche Marks
  Italian Lire/Deutsche Marks                    9,782,643      76,823
  Japanese Yen                                     491,451       6,173           4,162,613     360,687
  Japanese Yen/Deutsche Marks                                                    1,206,800      43,022
  New Zealand Dollar                                                                10,506      15,622
  Spanish Pesetas/Deutsche Marks                                                   926,725      22,990
  Swiss Francs/Deutsche Marks
  U.S. Dollars
Options terminated in closing transactions -
  Australian Dollars                                (5,532)  $ (44,528)             (1,405)  $  (8,584)
  British Pounds
  Canadian Dollars
  Deutsche Marks                                   (32,983)   (185,735)            (12,268)    (33,340)
  Deutsche Marks/British Pounds                    (21,326)    (87,554)
  Italian Lire/Deutsche Marks                  (19,723,963)   (241,576)         (9,941,320)   (366,050)
  Japanese Yen                                    (819,813)    (63,308)         (2,676,000)   (249,885)
  Japanese Yen/Deutsche Marks                                                   (1,206,800)    (43,022)
  New Zealand Dollar                                                               (10,506)    (15,622)
  Spanish Pesetas/Deutsche Marks
Options exercised -
  Deutsche Marks
  Italian Lire/Deutsche Marks
  Swiss Francs/Deutsche Marks
  U.S. Dollars
Options expired -
  Australian Dollars                                                                (1,904)    (24,410)
  British Pounds
  Canadian Dollars                                  (6,496)     (6,668)            (10,641)    (32,215)
  Deutsche Marks                                    (5,388)    (14,445)             (7,070)    (25,832)
  Deutsche Marks/British Pounds                    (11,812)    (50,325)
  Finnish Markkaa/Deutsche Marks
  Italian Lire/Deutsche Marks
  Japanese Yen                                                                    (756,814)    (41,158)
  SpanishPesetas/Deutsche Marks                                                   (926,725)    (22,990)
  Swedish Kronor/Deutsche Marks
                                               -----------   ---------          ----------   ---------
OUTSTANDING, END OF PERIOD                          32,815   $ 141,474           1,164,000   $  97,182
                                               ===========   =========          ==========   =========
OPTIONS OUTSTANDING AT END OF PERIOD
   CONSIST OF -
  Canadian Dollars
  Deutsche Marks                                    13,293      66,179
  Deutsche Marks/British Pounds                     19,522      75,295
  Spanish Pesetas/Deutsche Marks
  Italian Lire/Deutsche Marks
  Japanese Yen                                                                   1,164,000      97,182
                                               -----------   ---------          ----------   ---------
OUTSTANDING, END OF PERIOD                          32,815   $ 141,474           1,164,000   $  97,182
                                               ===========   =========          ==========   =========

At October 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 0.75% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                    Date of      Shares/
Description                     Acquisition   Par Amount        Cost       Value
--------------------------------------------------------------------------------
Jarvis Hotel PLC          6/21/96 - 9/18/96      390,200  $1,034,237  $1,009,110
Hong Leong Finance Ltd.   5/19/95 - 9/27/95      199,000     700,342     607,742
                                                                      ----------
                                                                      $1,616,852
                                                                      ==========

Forward Foreign Currency Exchange Contracts

                                                                                              NET UNREALIZED
                                          CONTRACTS TO                            CONTRACTS     APPRECIATION
                 SETTLEMENT DATE        DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE     DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales                    2/20/97  AUD         6,181,354       $  4,832,582     $  4,879,969     $    (47,387)
                         2/24/97  BEF        85,611,138          2,818,010        2,757,792           60,218
             11/01/96 -  2/20/97  CAD        17,402,157         12,830,882       13,017,126         (186,244)
                         2/07/96  CHF        18,448,836         15,442,760       14,665,902          776,859
             11/04/96 -  4/28/97  DEM       135,934,096         90,018,881       89,748,990          269,892
                         2/03/97  DKK        21,215,367          3,719,254        3,656,553           62,700
                        11/15/96  ESP       330,186,379          2,585,945        2,580,407            5,538
             11/06/96 -  2/24/97  GBP         8,972,063         14,245,441       14,576,221         (330,780)
                         2/24/97  IEP         4,498,344          7,215,335        7,317,133         (101,798)
             11/06/96 -  4/28/97  ITL    32,070,649,032         20,988,115       21,083,404          (95,289)
              1/29/97 -  2/28/97  JPY       970,567,293          8,845,903        8,625,565          220,338
                         2/03/97  NLG         2,879,271          1,758,441        1,702,789           55,651
                        12/13/96  NZD         9,516,940          6,541,465        6,699,697         (158,232)
                         2/03/97  SEK        18,798,263          2,851,692        2,864,066          (12,374)
                                                              ------------     ------------     ------------
                                                              $194,694,706     $194,175,614     $    519,092
                                                              ============     ============     ============
Purchases                2/20/97  AUD         3,148,616       $  2,481,110     $  2,485,726     $      4,616
             11/01/96 -  2/20/97  CAD        18,216,452         13,506,586       13,629,152          122,566
              1/31/97 -  2/07/97  CHF        16,225,920         13,513,129       12,897,590         (615,539)
             11/04/96 -  4/28/97  DEM       147,993,286         98,640,016       97,721,285         (918,731)
                         2/03/97  DKK         8,489,755          1,462,117        1,463,243            1,126
                        11/15/96  ESP       312,741,290          2,453,508        2,444,073           (9,435)
                         2/07/97  FIM        18,996,841          4,209,434        4,208,921             (513)
                         2/07/97  FRF        17,790,450          3,522,861        3,490,095          (32,766)
                        11/06/96  GBP         5,039,980          8,037,236        8,197,170          159,934
             11/06/97 -  4/28/97  ITL    26,050,772,949         16,984,363       17,110,022          125,659
              1/21/97 -  2/28/97  JPY     1,816,325,953         16,740,631       16,132,612         (608,019)
                         2/03/97  NLG         3,041,777          1,786,836        1,798,894           12,058
                        12/13/96  NZD         9,541,365          6,596,312        6,716,893          120,581
                         2/03/97  SEK        12,690,150          1,921,104        1,933,447           12,343
                                                              ------------     ------------     ------------
                                                              $191,855,243     $190,229,123     $ (1,626,120)
                                                              ============     ============     ============

Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above, amounted to a net receivable of $37,567 at October 31, 1996.

At October 31 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                                                                                    Unrealized
               Notional Principal     Cash Flows           Cash Flows               Appreciation
Expiration     Amount of Contract     Paid by the Fund     Received by the Fund     (Depreciation)
-------------------------------------------------------------------------------------------------
10/22/01       ITL 6,320,000,000      Fixed - 8.055%       Floating - 6M Libor      $99,630

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Total
  Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Total Return Fund, including the schedule of portfolio of investments, as of October 31, 1996 and the related statement of operations for the year then ended, the statement of net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993, and for the period September 4, 1990 (commencement of investment operations) to October 31, 1990 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Total Return Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1996

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD TOTAL RETURN FUND

TRUSTEES                                                CUSTODIAN
A. Keith Brodkin* - Chairman and President              State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              AUDITOR
Massachusetts Financial Services Company;               Ernst & Young LLP
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       INVESTOR INFORMATION
Marshall N. Cohan - Private Investor                    For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac               call toll free: 1-800-637-4458 anytime from
Surgery, Brigham and Women's Hospital;                  a touch-tone telephone.
Professor of Surgery, Harvard Medical School
The Hon. Sir J. David Gibbons, KBE - Chief              For information on MFS mutual funds,
Executive Officer, Edmund Gibbons Ltd.;                 call your financial adviser or, for an
Chairman, Bank of N.T. Butterfield & Son Ltd.           information kit, call toll free:
Abby M. O'Neill - Private Investor;                     1-800-637-2929 any business day from
Director, Rockefeller Financial Services, Inc.          9 a.m. to 5 p.m. Eastern time (or leave
(investment advisers)                                   a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial           INVESTOR SERVICE
consultants); President, Benchmark Consulting           MFS Service Center, Inc.
Group, Inc. (office services); Trustee,                 P.O. Box 2281
Landmark Funds (mutual funds)                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                      For general information, call toll free:
Massachusetts Financial Services Company                1-800-225-2606 any business day from
Jeffrey L. Shames* - President and Director,            8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
J. Dale Sherratt - President, Insight                   For service to speech- or hearing-impaired,
Resources, Inc.                                         call toll free: 1-800-637-6576 any business
(acquisition planning specialists)                      day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith  - Former Chairman (until 1994),             (To use this service, your phone must be equipped
NACCO Industries; Director, Sundstrand                  with a Telecommunications Device for the Deaf.)
Corporation

                                                        For share prices, account balances and
INVESTMENT ADVISER                                      exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company                (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                     telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                                TOP RATED SERVICE
Boston, MA 02116-3741                                                 For the third year in a row,
                                                        [DALBAR         MFS earned a #1 ranking in
PORTFOLIO MANAGER                                       LOGO]          DALBAR, Inc.'s Broker/Dealer
Frederick J. Simmons*                                               Survey, Main Office Operations
                                                                     Service Quality category. The
TREASURER                                               firm achieved a 3.48 overall score - on a
W. Thomas London*                                       scale of 1 to 4 - in the 1996 survey. A total
                                                        of 110 firms responded, offering input on the
ASSISTANT TREASURER                                     quality of service they received from 29
James O. Yost*                                          mutual fund companies nationwide. The survey
                                                        contained questions about service quality in
SECRETARY                                               15 categories, including "knowledge of phone
Stephen E. Cavan*                                       service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
ASSISTANT SECRETARY                                     business with the firm."
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser


MFS(R) WORLD TOTAL                                       -------------
RETURN FUND        [DALBAR                               BULK RATE
                    LOGO]                                U.S. POSTAGE
                TOP-RATED SERVICE                        P A I D
                                                         PERMIT #55638
500 Boylston Street                                      BOSTON, MA
Boston, MA 02116                                         -------------

[LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUNDSM



(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                      MWT-2 12/96 35M 24/224/324

                               MFS UTILITIES FUND

                         SUPPLEMENT TO THE MARCH 1, 1997
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                                                CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund                                     -------
     Shares (as a percentage of offering price)...........................................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as applicable)....................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees (after expense limitation)(1)..........................................       0.50%
   Rule 12b-1 Fees........................................................................       None
   Other Expenses(2)(3)...................................................................       0.43%
                                                                                                 ----
   Total Operating Expenses (after expense limitation)(4).................................       0.93%

----------
(1)  Effective April 1, 1997, the Adviser voluntarily reduced the management fee to 0.50% of the Fund's average daily net assets for an indefinite period of time. Absent this reduction, the management fee would have been 0.71% of the Fund's average daily net assets for the fiscal year ended October 31,
     1996.
(2) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31, 1996.
(3) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(4) Absent the fee reductions described above, "Total Operating Expenses" would have been 1.14%.

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

            PERIOD                                               CLASS I
            ------                                               -------

            1 year........................................          $ 9
            3 years.......................................           30

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans or in smaller amounts if it believes, in its sole discretion, that the plan's aggregate assets will equal or exceed $100 million, or that the plan will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

     Effective April 1, 1997, the Adviser voluntarily reduced the management fee to 0.50% of the Fund's average daily net assets for an indefinite period of time. Prior to that date, the Adviser voluntarily reduced the management fee to 0.375% of the Fund's average daily net assets.


                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1997

                                          PROSPECTUS -- March 1, 1997
MFS(R) UTILITIES FUND                     Class A Shares of Beneficial Interest
                                          Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                Page
1. Expense Summary ........................................        2
2. The Fund ...............................................        3
3. Condensed Financial Information ........................        4
4. Investment Objective and Policies ......................        6
5. Investment Techniques ..................................        7
6. Additional Risk Factors ................................       11
7. Management of the Fund .................................       14
8. Information Concerning Shares of the Fund ..............       16
      Purchases ...........................................       16
      Exchanges ...........................................       21
      Redemptions and Repurchases .........................       22
      Distribution Plan ...................................       24
      Distributions .......................................       25
      Tax Status ..........................................       25
      Net Asset Value .....................................       26
      Description of Shares, Voting Rights and Liabilities        26
      Performance Information .............................       27
9. Shareholder Services ...................................       27
   Appendix A .............................................      A-1
   Appendix B .............................................      B-1
   Appendix C .............................................      C-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
  SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS UTILITIES FUND -- 500 Boylston Street, Boston, MA 02116      (617) 954-5000

This Prospectus pertains to MFS Utilities Fund (the "Fund"), a non-diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company consisting of three series. The Fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Fund seeks to achieve its objective by investing at least 65% of its assets, under normal market conditions, in equity and debt securities issued by domestic and foreign utility companies (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 29 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY
                                                                                  CLASS A           CLASS B           CLASS C
                                                                                  -------           -------           -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
    percentage of offering price) ..........................................       4.75%             0.00%             0.00%
  Maximum Contingent Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, as applicable) ..................   See Below(1)          4.00%             1.00%

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees (after applicable fee reduction)(2) ......................       0.50%             0.50%             0.50%
  Rule 12b-1 Fees (after applicable expense reduction) .....................       0.25%(3)          1.00%(4)          1.00%(4)
  Other Expenses ...........................................................       0.43%             0.43%             0.43%
                                                                                   -----             -----             -----
    Total Operating Expenses (after applicable expense reduction)(5)........       1.18%             1.93%             1.93%
------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases
    (see "Information Concerning the Fund -- Purchases" below).

(2) As of April 1, 1997, the Adviser voluntarily reduced the management fee to 0.50% of the Fund's average daily net assets for an indefinite period of time. Prior to that date, the Adviser voluntarily reduced the management fee to 0.375% of the Fund's average daily net assets. Absent this reduction, the management fee would have been 0.71% of the Fund's average daily net assets for the fiscal year ended October 31, 1996. See "Management of the Fund" below.

(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
    Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of)
    0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.
    Distribution expenses under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution
    Plan" below.

(4) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B and Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning
    Shares of the Fund -- Distribution Plan" below.

(5) Absent the fee reductions described above, "Total Operating Expenses" for Class A, Class B and Class C shares would have been 1.39%, 2.14% and 2.14%, respectively, of the Fund's average daily net assets attributable to such shares on an annualized basis.

(6) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                      CLASS A       CLASS B              CLASS C(3)
-----                       -------   ----------------      ------------------
                                                  (1)                   (1)
 1 year .............     $ 59        $ 60        $ 20      $ 30        $ 20
 3 years ............       83          91          61        61          61
 5 years ............      109         124         104       104         104
10 years ............      184         206(2)      206(2)    225         225
------------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC fee.

    The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the utilities industry and in the economy and the financial marketplaces of the United States ("U.S.") and various countries of the world. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited since inception of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES
                                                                             YEAR ENDED OCTOBER 31,

                                                      ---------------------------------------------------------------------
                                                            1996          1995          1994          1993          1992*
                                                            ----          ----          ----          ----          -----
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............       $ 8.20        $ 7.00        $ 7.86        $ 6.68        $ 6.33
                                                           ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income(S) .........................       $ 0.38        $ 0.31        $ 0.33        $ 0.40        $ 0.17
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ..         1.07          1.22         (0.63)         1.19          0.30
                                                           ------        ------        ------        ------        ------
      Total from investment operations .............       $ 1.45        $ 1.53        $(0.30)       $ 1.59        $ 0.47
                                                           ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income .......................       $(0.32)       $(0.33)       $(0.35)       $(0.38)       $(0.12)
  From net realized gain on investments and foreign
    currency transactions ..........................        (0.21)         --           (0.21)        (0.03)         --
                                                           ------        ------        ------        ------        ------
      Total distributions declared to shareholders .       $(0.53)       $(0.33)       $(0.56)       $(0.41)       $(0.12)
                                                           ------        ------        ------        ------        ------
Net asset value - end of period ....................       $ 9.12        $ 8.20        $ 7.00        $ 7.86        $ 6.68
                                                           ======        ======        ======        ======        ======
TOTAL RETURN(+) ....................................       18.41%        22.48%       (3.89)%        24.39%        11.02%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## .......................................        1.08%         0.83%         0.65%         0.65%         0.65%+
  Net investment income ............................        4.37%         4.30%         4.58%         4.57%         5.44%+
PORTFOLIO TURNOVER .................................         137%          152%          115%          119%           63%
AVERAGE COMMISSION RATE###  ........................      $0.0422          --            --            --            --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........      $60,345       $52,474       $42,027       $43,423       $12,859

  *For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income .................                $ 0.34        $ 0.28        $ 0.28        $ 0.31        $ 0.13
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ..........................                 1.42%         1.23%         1.41%         1.68%         2.63%+
      Net investment income ...............                 4.03%         3.90%         3.82%         4.20%         3.46%+


                      FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                             YEAR ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------------------
                                                1996        1995        1994        1993**        1996        1995       1994***
                                             ----------  ----------  ----------  ------------  ----------  ----------  ------------
                                               CLASS B                                           CLASS C
                                             ------------------------------------------------  ------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period .....     $ 8.18      $ 6.98      $ 7.84      $ 7.83        $ 8.18      $ 6.99      $ 7.48
                                                ------      ------      ------      ------        ------      ------      ------
Income from investment operations# -
  Net investment income(S) ................     $ 0.31      $ 0.24      $ 0.25      $ 0.05        $ 0.31      $ 0.24      $ 0.25
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ..........................       1.07        1.22       (0.63)       0.01          1.07        1.21       (0.54)
                                                ------      ------      ------      ------        ------      ------      ------
      Total from investment operations ....     $ 1.38      $ 1.46       (0.38)     $ 0.06        $ 1.38      $ 1.45      $(0.29)
                                                ------      ------      ------      ------        ------      ------      ------
Less distributions declared to shareholders -
  From net investment income ..............     $(0.25)     $(0.26)     $(0.27)     $(0.05)       $(0.25)     $(0.26)     $(0.20)
  From net realized gain on investments and
    foreign currency transactions .........      (0.21)      --          (0.21)      --            (0.21)      --          --
                                                ------      ------      ------      ------        ------      ------      ------
      Total distributions declared to
        shareholders ......................     $(0.46)     $(0.26)     $(0.48)     $(0.05)       $(0.46)     $(0.26)     $(0.20)
                                                ------      ------      ------      ------        ------      ------      ------
Net asset value - end of period ...........     $ 9.10      $ 8.18      $ 6.98      $ 7.84        $ 9.10      $ 8.18      $ 6.99
                                                ======      ======      ======      ======        ======      ======      ======
TOTAL RETURN ..............................     17.50%      21.43%     (4.92)%       0.69%++      17.57%      21.19%     (3.87)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ..............................      1.89%       1.74%       1.72%       1.50%+        1.82%       1.81%       1.65%+
  Net investment income ...................      3.53%       3.33%       3.51%       1.80%+        3.60%       3.32%       3.56%+
PORTFOLIO TURNOVER ........................       137%        152%        115%        119%          137%        152%        115%
AVERAGE COMMISSION RATE### ................    $0.0422        --          --          --         $0.0422        --          --
NET ASSETS AT END OF PERIOD (000 OMITTED) .    $49,877     $33,239     $19,774      $5,412        $8,231      $4,943      $2,399

 **For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
***For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income (loss) ........       $ 0.28      $ 0.21      $ 0.20      $(0.07)       $ 0.28      $ 0.21      $ 0.20
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## .....                           2.23%       2.14%       2.48%       3.27%+        2.16%       2.21%       2.41%+
      Net investment income ...............      3.19%       2.93%       2.74%       1.53%+        3.26%       2.83%       2.80%+

4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES --

INVESTMENT IN THE UTILITIES INDUSTRY: The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. See "Investment Techniques -- Equity Securities" below. At least 80% of the debt securities held by the Fund will be rated at the time of investment at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors -- Lower Rated Debt Securities" below for a discussion of securities rated Baa or BBB and securities rated below Baa and BBB (commonly referred to as "junk bonds")). The Fund may also invest in debt and equity securities of issuers in other industries, as discussed below. In addition, the Fund may hold a portion of its assets in cash and money market instruments.


Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting). The Adviser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries.

The portion of the Fund's assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. The Fund may invest in foreign securities, including non-dollar denominated securities, although under normal circumstances it is not expected that more than 35% of the Fund's assets will be so invested (not including American Depositary Receipts). Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined below under "Additional Risk Factors -- Foreign Securities." For further information on the principal sectors of the utilities industry in which the Fund may invest, see Appendix B.

INVESTMENT OUTSIDE THE UTILITIES INDUSTRY: The Fund is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Fund's assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to the utilities industry and, therefore, may be subject to similar risks. Investments outside the utilities industry may also include securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"). See "Investment Techniques -- Government Securities" below.

When and if available, Government Securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of Government Securities change as interest rates fluctuate as noted under "Risk Factors -- Lower Rated Debt Securities."

When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest up to 75% of its assets in cash (or foreign currency), cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.

5.  INVESTMENT TECHNIQUES

Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

GOVERNMENT SECURITIES: The Fund may invest in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance -- U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"), some of which are supported by the right of the issuer to borrow from the U.S. Government but are not guaranteed by the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Government Securities also include interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities or a letter of credit). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

ZERO COUPON BONDS: Debt securities in which the Fund may invest also include zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity, at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral is collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds").

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by U.S. Government-sponsored corporations (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Most isssuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.

INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity, (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts consitituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers (see "Additional Risk Factors -- Foreign Securities" below).

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 10% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on domestic and foreign stock indices ("Stock Index Options"). The Fund may write such options for the purpose of increasing its gross income and protecting its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be paritally offset by the amount of the premium received.

The Fund may also purchase a Stock Index Option in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the Stock Index Option, plus related transaction costs. See "Risk Factors -- Options, Futures Contracts and Forward Contracts" below and the SAI for further information on Stock Index Options and the risks associated therewith.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of foreign currencies or fixed income securities including municipal bond indices (as such instruments become available for trading) as well as stock index futures contracts (collectively "Futures Contracts"). Such transactions may be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates or declines in the stock market, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest, exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes in order to protect against declines in the value of portfolio securities or against increases in the cost of such securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS

UTILITY COMPANIES: Since the Fund's investments are concentrated in utility securities, the value of the shares of the Fund will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by governmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating facilities, including technical factors and costs, and the possibility that federal, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility companies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise.


FOREIGN UTILITY COMPANIES: Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the U.S. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many foreign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.

FOREIGN SECURITIES: The Fund may invest in foreign securities. Under normal circumstances, the Fund may invest up to 35% (and expects generally to invest between 0% to 35%) of its total assets in foreign securities (not including
ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets are generally less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries are generally affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and are generally subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

LOWER RATED DEBT SECURITIES: Securities rated BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated securities. If a security purchased by the Fund is subsequently downgraded to below BBB by S&P or Fitch or Baa by Moody's (or comparable standards for unrated securities), the security will be sold only if the Adviser believes it is advantageous to do so.

As indicated above, up to 20% of the debt securities held by the Fund may be bonds rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities.


See Appendix C for a further description of these and other bond ratings and see "Investment Objective, Policies and Restrictions -- Risk of Investing in Lower Rated Bonds" in the SAI for further information on these lower rated securities.


The value of debt securities, including utility debt securities and Government Securities, generally has an inverse relationship to the movement of interest rates and, to the extent the Fund invests in debt securities, the value of the Fund's shares will also have this relationship.

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the proportion of its assets that may be invested in the securities of any one issuer is limited only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Government Securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund will be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument or index underlying a Stock Index Option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for non-hedging purposes, to the extent permitted by applicable law which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Stock Index Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Stock Index Options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

                           ------------------------

Because of the Fund's significant investments in the utilities industry and the risks discussed above, an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.

                           ------------------------

PORTFOLIO TRADING -- The primary consideration in placing portfolio security transactions with broker-dealers is execution at the most favorable prices. Consistent with the forgoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

The portfolio will be managed actively and the selection of securities modified as the Adviser deems necessary. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. For the fiscal year ended October 31, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than a fund with a lesser portfolio turnover rate.

The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Objective, Policies and Restrictions -- Investment Restrictions" in the SAI).

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Maura A. Shaughnessy, a Vice President of the Adviser, has been the Fund's portfolio manager since 1992. Ms. Shaughnessy has been employed as a portfolio manager by the Adviser since 1991. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.375% of the Fund's average daily net assets and 6.25% of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) of the Fund for its then-current fiscal year. Commencing April 1, 1997, the Adviser voluntarily agreed to reduce the management fee to 0.50% of the Fund's average daily net assets. This voluntary fee reduction may be rescinded at any time without notice to shareholders as to the fee accruing after the date of such rescission. From March 1, 1995 to March 31, 1997 the Adviser voluntarily agreed to reduce its management fee to 0.375% of the Fund's daily net assets.

For the Fund's fiscal year ended October 31, 1996, MFS received management fees totalling $385,142. If MFS had not reduced its management fee, MFS would have received management fees of $732,288 (of which $387,237 would have been based on average daily net assets and $345,051 on gross income), equivalent to 0.71% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $54 billion on behalf of approximately 2.3 million investor accounts as of January 31, 1997. As of such date, the MFS organization managed approximately $30.3 billion of assets invested in equity securities and approximately $20.1 billion of assets invested in fixed income securities. Approximately $3.9 billion of the assets managed by MFS are invested in securities of foreign issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS and Mr. Scott is a Senior Executive Vice President and the Secretary of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES

Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers three classes of shares to the general public (Class A, Class B and Class C shares), which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                    SALES CHARGE* AS
                                                     PERCENTAGE OF:
                                             --------------------------------     DEALER ALLOWANCE
                                                                 NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                           OFFERING PRICE       INVESTED       OF OFFERING PRICE
                                             --------------      ----------      -----------------
Less than $100,000 .........................      4.75%             4.99%               4.00%
$100,000 but less than $250,000 ............      4.00              4.17                3.20
$250,000 but less than $500,000 ............      2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........      2.20              2.25                1.70
$1,000,000 or more .........................      None**            None**           See Below**
----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchase by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

     (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

 COMMISSION PAID BY MFD TO DEALERS           CUMULATIVE PURCHASE AMOUNT
 ---------------------------------           --------------------------
           1.00%                            On the first $2,000,000, plus
           0.80%                         Over $2,000,000 to $3,000,000, plus
           0.50%                         Over $3,000,000 to $50,000,000, plus
           0.25%                                   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                               CONTINGENT
                    REDEMPTION                           DEFERRED SALES
                  AFTER PURCHASE                             CHARGE
                  --------------                         --------------
                First .....................................    4%
                Second ....................................    4%
                Third .....................................    3%
                Fourth ....................................    3%
                Fifth .....................................    2%
                Sixth .....................................    1%
                Seventh and following .....................    0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (See "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to the Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days on the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/ Market Timing."

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be liable for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months, (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares; or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B and Class C shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operationg policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS

The Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. Dividends are generally distributed on the first business day of the following month. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distributions Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividend- received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution of net capital gains or net short-term capital gains may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain retirement plans established for the benefit of employees of the Adviser and its affiliates, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and omissions insurance) existed and the Trust itself is unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class and with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of other MFS Funds. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --

AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan provided such shares are available for sale. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in such Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                           ------------------------

The Fund's SAI, dated March 1, 1997, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to:
(i) investment objective, policies and restrictions, including the purchase and sale of Stock Index Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:


    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of Plan participant;


        o Loan from 401(a) Plan or ESP Plans (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(A) PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


     1. SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2. DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3. DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS


        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

                     PRINCIPAL SECTORS OF THE UTILITIES INDUSTRY

The principal sectors of the utility industry in which the Fund may invest are discussed below.

ELECTRIC -- The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for the decommissioning of such plants.

TELECOMMUNICATIONS -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

GAS -- Gas transmission companies and gas distribution companies are also undergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

WATER -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

                            ------------------------

There can be no assurance that the positive developments noted above, including those relating to changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                                                                    APPENDIX C

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of over attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                       STANDARD & POOR'S RATING SERVICES


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, AND C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rating "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating"CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l +".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

MFS(R) UTILITIES FUND
Prospectus


March 1, 1997


[LOGO]
MFS(R) UTILTITES FUND
500 Boylston Street
Boston, MA 02116


MUF-1-3/97/85M  35/235/335

[logo] M F S(SM)
INVESTMENT MANAGEMENT


                                                         STATEMENT OF
MFS(R) UTILITIES FUND                                    ADDITIONAL INFORMATION
(A Member of the MFS Family of Funds(R))
                                                         March 1, 1997
-----------------------------------------------------------------------------
                                                                         Page
                                                                         ----
 1.  Definitions ...............................................           2
 2.  Investment Objectives, Policies and Restrictions ..........           2
 3.  Management of the Fund ....................................          10
       Trustees ................................................          10
       Officers ................................................          11
       Trustee Compensation Table ..............................          11
       Investment Adviser ......................................          11
       Custodian ...............................................          12
       Shareholder Servicing Agent .............................          13
       Distributor .............................................          13
 4.  Portfolio Transactions and Brokerage Commissions ..........          14
 5.  Shareholder Services ......................................          15
       Investment and Withdrawal Programs ......................          15
       Exchange Privilege ......................................          17
       Tax-Deferred Retirement Plans ...........................          17
 6.  Tax Status ................................................          18
 7.  Determination of Net Asset Value and Performance ..........          19
 8.  Description of Shares, Voting Rights and Liabilities ......          21
 9.  Distribution Plan .........................................          22
10.  Independent Auditors and Financial Statements .............          22
     Appendix A ................................................         A-1


MFS UTILITIES FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                 -- MFS(R) Utilities Fund, a non-diversified series of
                             MFS Series Trust VI, a Massachusetts business trust (the "Trust"), formerly known as MFS Worldwide Total Return Fund, until its name was changed on June 29, 1993. Prior to August 3, 1992, the Trust was known as MFS Worldwide Total Return Trust. The Fund was a separate open-end, non-diversified management company, organized as a Massachusetts business trust in 1991 and was known as MFS Utilities Trust prior to August 3, 1992. The Fund became a series of the Trust on September 7, 1993.

   "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a
                             Delaware corporation.

   "MFD"                  -- MFS Fund Distributors, Inc., a Delaware
                             corporation.


   "Prospectus"           -- The Prospectus of the Fund, dated March 1, 1997, as
                             amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing at least 65% of its assets, under normal market conditions, in equity and debt securities issued by domestic and foreign utility companies as well as by investing in certain other securities. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and certain risks involved in such investments. Some of these policies and the risks associated therewith are discussed below.

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company so that the proportion of its assets that may be invested in the securities of any one issuer is limited only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities, which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity, are not subject to any investment limitation.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred.

The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (the "FHA")-insured or Veterans Administration (the "VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


FOREIGN SECURITIES: The Fund may invest up to 35% (and expects generally to invest between 0% to 35%) of its total assets in foreign securities (not including American Depositary Receipts). Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, FNMA or the FHLMC but may also be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Fund may invest in CMOs and multiclass pass-through securities which are issued by the U.S. Government, its agencies, authorities or instrumentalities or private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMO's have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (or subsidiaries thereof) of the Exchange, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


"WHEN-ISSUED" SECURITIES: The Fund may purchase debt securities on a "when-issued" or on a "forward delivery" basis. The commitment to purchase an obligation for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for these securities until received, and does not start earning interest on them until the contractual settlement date. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

RISKS OF INVESTING IN LOWER RATED BONDS: As noted in the Prospectus, up to 20% of the debt securities held by the Fund may be bonds rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds which are described in the Prospectus.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or high grade government securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, they are traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

Stock Index Options, and stock index futures contracts, described below, provide for the making and acceptance of a cash settlement based on changes in the value of the underlying index, rather than delivery of an underlying security. The index underlying a Stock Index Option is typically a broad-based index, such as the Standard & Poor's 500 Index, designed to measure movements in the equity market as a whole. In the event that Stock Index Options, or stock index futures contracts, are introduced on indices of utility securities, the Fund would likely trade such instruments for the same purposes described herein.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies (or contracts based on indices of foreign currencies or fixed income securities, including municipal bond indices, as such instruments become available for trading) as well as stock index futures contracts (collectively "Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates or declines in the stock market which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Such transactions may also be entered into for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks.

The following discussion applies to Futures Contracts other than stock index Futures Contracts.

A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of fixed income securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying such a Futures Contract will generally be a broad based index of fixed income securities designed to reflect movements in the relevant market as a whole.

Stock Index Futures Contracts. The Fund may enter into stock index Futures Contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell Futures Contracts in anticipation of or during a decline in market prices to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such market decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. The trading of stock index Futures Contracts is also subject to the initial deposit and margin requirements described above. The Fund may also enter into transactions in Futures Contracts for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security or currency underlying the Futures Contract or the securities or currency comprising the index underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract or the securities or currency comprising the index underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. Such transactions may also be entered into for non-hedging purposes to the extent permitted by applicable law, which involves greater risks.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of options, the writing of Options on Futures Contracts may require the Fund to forgo all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forgo all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, since the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Futures Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the Commodity Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which present greater profit potential but also involve increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of Futures and options, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. It should be noted that Futures Contracts or options, based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches. In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies which would result in losses.

It should also be noted that the Fund may purchase and sell options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, including for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of the stock market or interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

RISK FACTORS: POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Stock Index Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability to hedge its portfolio effectively.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK FACTORS: OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the Option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counter-party willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counter-party.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets.

When the Fund purchases a Futures Contract, an amount of cash, cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

The investment objective and policies described above are not fundamental and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) or
(ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting at which holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented in person or by proxy):

The Fund may not:

        (1) Borrow amounts in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets); while such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the Fund will invest at least 25% of its total assets in the utilities industry;

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

        (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities shall not be considered the making of a loan;

        (6) Invest for the purpose of exercising control or management;

        (7) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Forward Contracts, options and Options on Foreign
    Currencies;

        (8) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

        (9) Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

OTHER INVESTMENT POLICIES. The Fund has also adopted the following additional investment policies that may be required by various laws and administrative positions. These investment policies are not fundamental and may be changed by the Fund without approval of its shareholders.


(a) Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; (b) during the coming year, (i) less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (8) and (ii) purchases of warrants will not exceed 5% of the Fund's net assets (included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange); (c) the Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation; (d) the Fund will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (e) the Fund will not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities (including yields on securities), indexes of securities, foreign currencies and Futures Contracts; (f) the Fund may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class); (g) the Fund will not purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company; (h) the Fund may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class); (i) the Fund will only borrow amounts from banks and then only has permitted by Investment Restriction (1); and (j) the Board of Trustees will determine a security is liquid based upon trading markets for the specific security as stated in Investment Restriction No. 9 only if the security is a Rule 144A restricted security.


3.  MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Floor, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April, 1992); Society National Bank (commercial bank), Director (prior to April, 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS


W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer (born 6/12/62)
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE
                                             RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
TRUSTEE                    FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------
Richard B. Bailey .....       $3,050               $  542                   8                 $247,168
A. Keith Brodkin ......       --0--                --0--                  N/A                  --0--
Marshall N. Cohan......        4,175                  643                   8                  149,258
Dr. Lawrence Cohn .....        3,725                  900                  20                  136,508
Sir J. David Gibbons ..        3,725                  559                   8                  136,508
Abby M. O'Neill .......        3,725                  508                   9                  123,758
Walter E. Robb, III ...        4,175                  643                   8                  149,258
Arnold D. Scott .......       --0--                --0--                  N/A                  --0--
Jeffrey L. Shames .....       --0--                --0--                  N/A                  --0--
J. Dale Sherratt ......        4,175                1,012                  22                  149,258
Ward Smith ............        4,175                  643                  12                  149,258
(1) For fiscal year ended October 31, 1996.
(2) Based on normal retirement age of 75.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the
    MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14,968,833,746 billion)
    except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38,479,230,224 billion).

                   ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                                    YEARS OF SERVICE
                         ---------------------------------------------------------------------------------
AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
----------------------------------------------------------------------------------------------------------
        $2,745                 $412                $  686                $  961                $1,373
         3,115                  467                   779                 1,090                 1,557
         3,484                  523                   871                 1,219                 1,742
         3,854                  578                   963                 1,349                 1,927
         4,223                  633                 1,056                 1,478                 2,112
         4,593                  689                 1,148                 1,607                 2,296

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of January 31, 1997, the Trustees and officers as a group, owned less than 1% of the outstanding shares of the Fund.

As of January 31, 1997, Merrill Lynch Pierce, Fenner & Smith, Inc. for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive E FL3, Jacksonville, FL. 32246-6484, was the record owner of approximately 9.11% and 9.21% of the outstanding Class B and Class C shares of the Fund, respectively.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.375% of the Fund's average daily net assets and 6.25% of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) of the Fund for its then-current fiscal year. Commencing April 1, 1996, the Adviser voluntarily agreed to reduce the management fee to 0.50% of the Fund's average daily net assets. This voluntary fee reduction may be rescinded at any time without notice to shareholders as to fees accruing after the date of such rescission. For the period March 1, 1995 through March 31, 1996, the Adviser voluntarily agreed to reduce the management fee to 0.375% of the Fund's average daily net assets. Prior to March 1, 1995, the Adviser voluntarily agreed to reduce the management fee to 0% of the Fund's average daily net assets.

For the Fund's fiscal year ended October 31, 1996, MFS voluntarily reduced its management fee to $385,142, equivalent to 0.373% of the Fund's net assets on an annualized basis. If MFS had not reduced its management fee, MFS would have received management fees of $732,288 of which $387,237 would have been based on average daily net assets and $345,051 on gross income, equivalent to 0.71% of the Fund's net assets on an annualized basis.

For the Fund's fiscal year ended October 31, 1995, MFS received management fees of $219,400, equivalent to 0.30% of the Fund's net assets on an annualized basis. If MFS had not reduced its management fee, MFS would have received management fees under a prior investment advisory agreement of $505,241 (of which $270,402 would have been based on average daily net assets and $234,839 on gross income), equivalent to 0.70% of the Fund's net assets on an annualized basis.

For the Fund's fiscal year ended October 31, 1994, MFS voluntarily reduced its management fee to $0. If MFS had not reduced its management fee, MFS would have received management fees of $416,085 of which $222,761 would have been based on daily net assets and $193,324 on gross income, equivalent to 0.70% of the Fund's net assets on an annualized basis.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD, the Fund's principal underwriter), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to Trustees who are not officers of MFS, for the fiscal year ended October 31, 1996, see the "Statement of Operations" in the Fund's Annual Report incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated December 11, 1991 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Shareholder Services -- Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. MFD also pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund to dealers. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended October 31, 1996, gross sales charges on sales of Class A shares of the Fund amounted to $345,085, of which $54,931 was retained by MFD and $290,154 by dealers and certain banks and other financial institutions; the Fund received $12,921,658, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1995, gross sales charges on sales of Class A shares of the Fund amounted to $161,721, of which $26,665 was retained by MFD and $135,056 by dealers and certain banks and other financial institutions; the Fund received $6,475,310, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1994, gross sales charges on sales of Class A shares of the Fund amounted to $376,781, of which $64,642 was retained by MFD and $312,139 by dealers and certain banks and other financial institutions; the Fund received $11,364,968, representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the CDSC imposed on certain redemptions of Class A shares was $700, $41 and $16, respectively.

During the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $96,691, $76,193 and $45,345, respectively.

During the period from April 1, 1996 through October 1, 1996, the CDSC imposed on the redemption of Class C shares was $716.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and Research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and Research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


During the Fund's fiscal years ended October 31, 1996, 1995 and 1994 the Fund paid brokerage commissions of $886,781, $293,905 and $165,973 on total transactions of $302,767,949, $137,197,646 and $144,237,566.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS --The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months, in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund at net asset value pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4.00% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone puurchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC (on certain share redemptions in the case of Class A shares). The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the transfers. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before a transfer is scheduled, such funds may not be available for transfer until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges from either of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.


  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") for an established account are received by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of another MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were and the shares received in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of another MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the restrictions and requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts ("IRAs") (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and


  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.


6.  TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to each class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with remaining maturities in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75% for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares and cover the period from February 14, 1992 (commencement of investment operations) through December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return or yield quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income whereas yield reflects only net portfolio income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation of a class of shares of the Fund is based on the annualized net investment income per share allocated to that class of the Fund over a 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum public offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum public offering price per share on the last day of the period. The yield calculations assumes no CDSC is paid. Yield quotations for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.


From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

    -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

    -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

    -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

    -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the Trust's three series, Class A shares, Class B, Class C and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

9.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------

Class A Shares                      $135,801       $ 22,024       $113,777

Class B Shares                      $418,771       $324,559       $ 94,212

Class C Shares                      $ 65,072       $  1,061       $ 64,011

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 1996, the Statement of Operations for the year ended October 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1996, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A
                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                              PERFORMANCE RESULTS -- CLASS A SHARES
                                                         VALUE OF
                                 VALUE OF INITIAL      CAPITAL GAIN          VALUE OF
      YEAR ENDED                $10,000 INVESTMENT    DISTRIBUTIONS    REINVESTED DIVIDENDS  TOTAL VALUE
      ----------                ------------------    -------------    --------------------  -----------
December 31, 1992*                   $10,287               $ 42               $  326           $10,655
December 31, 1993                     11,389                112                1,236            12,737
December 31, 1994                     10,332                102                1,672            12,106
December 31, 1995                     12,809                196                3,041            16,046
December 31, 1996                     13,564                810                4,905            19,279
----------
*Class A shares of the Fund commenced investment operations on February 14, 1992.

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                                                     PERFORMANCE QUOTATIONS

All performance quotations are for the period ended October 31, 1996.
                              AVERAGE ANNUAL TOTAL RETURNS
                             ------------------------------    ACTUAL 30-DAY YIELD           30-DAY YIELD             CURRENT
                               1 YEAR       LIFE OF FUND     (INCLUDING ANY WAIVERS)    (WITHOUT ANY WAIVERS)    DISTRIBUTION RATE
                               ------       ------------     -----------------------    ---------------------    -----------------
Class A with sales charge      12.77%         13.03%(1)               2.57%                     2.26%                   3.40%
Class A without sales charge   18.41%         14.18%(1)                   %                         %                       %
Class B with CDSC              13.5 %         13.18%(2)                   %                         %                       %
Class B without CDSC           17.5 %         13.45%(2)               1.89%                     1.57%                   2.80%
Class C with CDSC              16.57%         13.48%(3)                   %                         %                       %
Class C without CDSC           17.57%         13.48%(3)               1.96%                     1.63%                   2.86%
----------
(1) From the commencement of investment operations of Class A shares on February 14, 1992 to the period ended October 31, 1996.
(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC)
    whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R)
UTILITIES
FUND

500 BOYLSTON STREET
BOSTON, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)                      MUF-13-3/97/500 35/235/335

[logo] MFS                                                     Annual Report
INVESTMENT MANAGEMENT                                         for Year Ended
                                                            October 31, 1996

MFS{R) UTILITIES FUND

[graphic omitted]

AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 28)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 5
Portfolio Concentration .................................................... 6
Tax Form Summary ........................................................... 6
Performance Summary ........................................................ 7
Portfolio of Investments ................................................... 9
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Report of Independent Auditors .............................................26
MFS Family of Funds ........................................................27
Trustees and Officers ......................................................29

   HIGHLIGHTS

* FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 18.41%, CLASS B SHARES 17.50%, AND CLASS C SHARES 17.57%.

* ELECTRIC UTILITY STOCKS COMPRISE APPROXIMATELY 42% OF THE FUND'S EQUITY POSITION. ALTHOUGH ELECTRIC UTILITIES ARE FACING A PERIOD OF DEREGULATION, THE PACE OF CHANGE HAS BEEN SLOWER THAN ANTICIPATED, WHICH IS FAVORABLE FOR THESE STOCKS.

* WHILE THE WEAK BOND MARKET IN THE FIRST HALF OF THE FUND'S FISCAL YEAR HURT INTEREST RATE SENSITIVE UTILITY STOCKS, THE BOND MARKET'S RECENT STRENGTH HAS BENEFITED THESE STOCKS.

* ABOUT 20% OF THE FUND'S ASSETS ARE INVESTED IN INTERNATIONAL MARKETS, WHICH CAN OFFER MUCH HIGHER GROWTH AND, AT TIMES, MORE CONSTRUCTIVE REGULATORY ENVIRONMENTS THAN THE UNITED STATES. SEE THE FUND'S PROSPECTUS FOR RISKS INVOLVED IN INTERNATIONAL INVESTING.

LETTER FROM THE CHAIRMAN

[photo of A. Keith Brodkin]

Dear Shareholders:
As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Maura Shaughnessy]

For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 18.41%, Class B shares 17.50%, and Class C shares 17.57%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.80% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value weighted, total-return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500), and an 11.42% return for the average utility fund as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. For the same period, the S&P 500, an unmanaged index of common stock performance, returned 24.08%.

Q. WHAT DO YOU SEE AS SOME REASONS FOR THE FUND'S FAVORABLE PERFORMANCE THIS YEAR, MAURA?

A. The Fund has been overweighted in natural gas stocks, which have been terrific performers this year. Also, two of the Fund's top holdings, Portland General and MCI Communications, were bought out by Enron and British Telephone, respectively.

Q. COULD YOU DISCUSS THE GENERAL BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. The Fund's assets are more interest rate sensitive than the overall market, and the weak bond market in the first half of the Fund's fiscal year hurt utility stocks. Recently, however, the bond market has strengthened, and this has certainly helped these stocks.

Q. YOU'RE CURRENTLY OVERWEIGHTED IN ELECTRIC UTILITY STOCKS, AT LEAST WHEN COMPARED TO THE WEIGHTINGS IN THE S&P UTILITY INDEX. WHAT IS YOUR ELECTRIC UTILITY WEIGHTING, AND WHY ARE YOU AT THAT LEVEL?

A. Electric utility stocks comprise approximately 42% of the Fund's equity position, with 14% of this position made up of international electric stocks. Although electric utilities are facing a period of deregulation, the pace of change has been slower than anticipated, which is favorable for these stocks. The Fund's electric holdings include utilities that we believe should thrive in this new environment.

Q. WHAT OTHER SECTORS DO YOU LIKE, AND WHY?

A. Natural gas companies are benefiting from stronger-than-expected earnings growth due to robust earnings from nonregulated businesses, and these stocks make up approximately 20% of the Fund's portfolio.

Q. ARE THERE SOME PARTS OF THE COUNTRY WHERE YOU'RE FINDING A MORE FAVORABLE CLIMATE FOR UTILITY STOCKS THAN OTHERS?

A. There are certain parts of the country that are combining robust customer growth with rational regulatory environments. States in these areas include Florida, Texas, Arizona, and Oregon.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, OR
UNDERWEIGHTING, AND WHY?

A. The Fund has been underweighted in telecommunications stocks for the entire year. The passage of the federal Telecommunications Act has created uncertainty about these stocks, as we expect it will be several years before we understand who are the winners and losers from this legislation. For the large-capitalization stocks in this sector, we expect earnings per share growth to decline.

Q. WE NOTICED THAT ABOUT 20% OF THE FUND'S ASSETS ARE INVESTED
INTERNATIONALLY. CAN YOU TELL US WHY YOU LIKE THESE INVESTMENTS AND GIVE US SOME EXAMPLES?

A. Typically, international markets can offer much higher growth and, at times, a more constructive regulatory environment than the United States. Powergen, a U.K. electric generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash flow generation. Telefonica del Peru, meanwhile, enjoys an excellent combination of robust growth and rational regulation.

Q. YOU ALSO HAVE ABOUT 10% OF THE FUND'S ASSETS IN REITS (REAL ESTATE INVESTMENT TRUSTS). WHAT IS IT YOU LIKE ABOUT REITS, AND WHAT TYPES OF REITS DO YOU PARTICULARLY LIKE?

A. REITs often offer yields and dividend growth stronger than the typical utility. Our strategy is to hold a diversified group of REITs, including health care, self-storage, hotel, apartment, office, and industrial REITs.

Respectfully,

/s/ Maura Shaughnessy

Maura Shaughnessy
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

MAURA SHAUGHNESSY JOINED MFS IN 1991 AS AN EQUITY ANALYST. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE, SHE WAS PROMOTED TO ASSISTANT VICE PRESIDENT IN 1992 AND VICE PRESIDENT IN 1993. SHE HAS MANAGED MFS UTILITIES FUND SINCE 1992. MS. SHAUGHNESSY IS A CHARTERED FINANCIAL ANALYST (C.F.A.).

LARGEST SECTORS (% OF INVESTMENTS)

Utilities -- Electric             33.6%
Utilities -- Gas                  20.7%
Communications                    20.6%
Real Estate Investment Trust      11.8%
U.S. Treasuries                   10.6%
Other                              2.7%

FUND FACTS

STRATEGY:                   THE FUND SEEKS CAPITAL GROWTH AND CURRENT INCOME BY
                            INVESTING AT LEAST 65% OF ITS ASSETS UNDER NORMAL
                            MARKET CONDITIONS IN EQUITY AND DEBT SECURITIES OF
                            BOTH DOMESTIC AND FOREIGN COMPANIES IN THE
                            UTILITIES INDUSTRY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      FEBRUARY 14, 1992

SIZE:                       $118.5 MILLION NET ASSETS AS OF OCTOBER 31, 1996


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

U.S. TREASURY NOTES, 9.125S, 1999       CINERGY CORP.
                                        Midwestern electric utility

POWERGEN PLC                            PANENERGY CORP.
U.K. electric utility                   Natural gas transmission company

U.S. TREASURY NOTES, 7.875S, 2004       MCI COMMUNICATIONS CO., INC.
                                        Telecommunications company
GTE CORP.
Telecommunications company              CMS ENERGY CORP.
                                        Michigan electric and gas utility
SIERRA PACIFIC RESOURCES
Western U.S. electric utility           MFS COMMUNICATIONS CO., INC.
                                        Telecommunications company

TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

THE FUND HAS DESIGNATED $4,060,476 AS A LONG-TERM CAPITAL GAIN.

FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 20.4%.

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Utilities Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from February 14, 1992 to October 31, 1996)

                                              Lehman Brothers
           MFS Utilities     Consumer Price   Corporate Bond
            Fund Class A       Index U.S.         Index           S&P Utility
           -------------     --------------   ---------------     -----------
02/92         9532.00           10000.0           10000.0           10000.0
10/92         10280.0           10268.0           10790.0           11752.0
10/93         12729.0           10550.0           12425.0           13449.0
10/94         12284.0           10825.0           11781.0           12381.0
10/95         15046.0           11130.0           13994.0           17472.0
10/96         17913.0           11465.0           14865.0           17731.0


AVERAGE ANNUAL TOTAL RETURNS
                                                                  1 Year     3 Years    Life of Fund(S)
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A) including 4.75% sales charge        +12.77%     + 9.92%           +13.03%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A) at net asset value                  +18.41%     +11.70%           +14.18%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) with CDSC                           +13.50%     + 9.88%           +13.18%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) without CDSC                        +17.50%     +10.70%           +13.45%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) with CDSC                           +16.57%     +10.63%           +13.48%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) without CDSC                        +17.57%     +10.63%           +13.48%
-------------------------------------------------------------------------------------------------------
Average utility fund*                                            +11.42%     + 5.79%           + 9.06%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Utility Total Return Index+       + 6.10%     + 5.90%           + 9.52%
-------------------------------------------------------------------------------------------------------
Standard & Poor's Utility Index                                  + 9.80%     + 7.59%           +12.38%
-------------------------------------------------------------------------------------------------------
Consumer Price Index**                                           + 3.01%     + 2.81%           +3.687%
-------------------------------------------------------------------------------------------------------

(S) For the period from the commencement of investment operations, February 14, 1992 to October 31, 1996.
 *  Source: Lipper Analytical Services.
**  The Consumer Price Index is a popular measure of change in prices.
 +  The Lehman Brothers Corporate Bond Utility Total Return Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible investment-grade domestic utility debt.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

All Class C share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

PORTFOLIO OF INVESTMENTS - October 31, 1996

Non-Convertible Bonds - 21.2%
-------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)             Value
-------------------------------------------------------------------------------------------------
U.S. Bonds - 20.2%
  Financial Institutions - 0.4%
    Boise Cascade Co., 7.43s, 2005                                   $      450      $    452,812
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Loewen Group International, Inc., 7.75s, 2001##                  $      500      $    508,125
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Rogers Cablesystems, Inc., 10.125s, 2012                         $      200      $    198,000
-------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 10.8%
    U.S. Treasury Obligations
      U.S. Treasury Notes, 9.125s, 1999                              $    5,000      $  5,379,700
      U.S. Treasury Notes, 7.875s, 2004                                   4,000         4,390,000
      U.S. Treasury Bonds, 12s, 2005                                        810         1,108,307
      U.S. Treasury Bonds, 6s, 2026                                         970           884,824
      U.S. Treasury Bonds, 6.75s, 2026                                    1,000         1,011,870
                                                                                     ------------
                                                                                     $ 12,774,701
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    Arkansas Power & Light Co., 8.75s, 2026                          $      500      $    516,695
    First PV Funding Corp., 10.3s, 2014                                     400           424,500
    First PV Funding Corp., 10.15s, 2016                                    737           784,905
    Louisiana Power & Light Co., 8.75s, 2026                                250           257,188
    Midland Cogeneration Venture Corp., 10.33s, 2002                        468           495,251
    System Energy Resources, 7.38s, 2000                                    500           499,910
    Texas & New Mexico Power Co., 12.5s, 1999                               300           328,440
    Utilicorp United, Inc., 8.45s, 1999                                     500           525,675
                                                                                     ------------
                                                                                     $  3,832,564
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 4.3%
    Coastal Corp., 7.75s, 2035                                       $    1,000      $  1,011,670
    Louis Dreyfus Natural Gas Corp., 9.25s, 2004                            500           527,670
    NGC Corp., 6.75s, 2005                                                1,000           987,600
    Oryx Energy Co., 10s, 1999                                              500           533,235
    PanEnergy Corp., 7s, 2006                                             1,000         1,003,180
    Tosco Corp., 7.625s, 2006                                             1,000         1,029,300
                                                                                     ------------
                                                                                     $  5,092,655
-------------------------------------------------------------------------------------------------
  Other - 0.9%
    Delta Air Lines, Inc., 8.5s, 2002                                $      500      $    533,640
    McDonnell Douglas Corp., 6.875s, 2006                                   500           495,910
                                                                                     ------------
                                                                                     $  1,029,550
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 23,888,407
-------------------------------------------------------------------------------------------------
Foreign Bonds - 1.0%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999
      (Utilities - Electric)##                                       $      150      $    145,875
-------------------------------------------------------------------------------------------------

Foreign Bonds - continued
  Chile - 0.9%
    Empresa Electric Del Norts, 7.75s, 2006
      (Utilities - Electric)##                                       $      600      $    609,000
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                              500           508,900
                                                                                     ------------
                                                                                     $  1,117,900
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  1,263,775
-------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $25,324,969)                           $ 25,152,182
-------------------------------------------------------------------------------------------------

Stocks - 80.3%
-------------------------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------------------------------
U.S. Stocks - 61.1%
  Consumer Goods and Services - 1.5%
    Philip Morris Cos., Inc.                                             19,100      $  1,769,138
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 11.6%
    American General Hospitality Corp.                                   94,100      $  1,870,237
    Arden Realty, Inc.*                                                  17,900           404,988
    Boykin Lodging Co.*                                                  13,400           268,000
    FelCor Suite Hotels, Inc.                                            27,200           890,800
    First Industrial Realty Trust, Inc.                                  31,500           815,063
    Hospitality Properties Trust                                         43,000         1,118,000
    Innkeepers USA Trust                                                 93,000         1,092,750
    National Health Investors, Inc.                                      38,500         1,342,687
    Oasis Residential, Inc.                                              30,000           637,500
    Patriot American Hospitality, Inc.                                   13,700           481,213
    Prentiss Properties Trust*                                           48,100           992,062
    Public Storage, Inc.                                                  9,800           225,400
    Sovran Self Storage, Inc.                                            25,000           671,875
    Storage Trust Realty                                                 90,000         2,081,250
    Winston Hotels, Inc.                                                 69,600           870,000
                                                                                     ------------
                                                                                     $ 13,761,825
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 18.2%
    Allegheny Power Systems, Inc.                                        65,600      $  1,959,800
    Boston Edison Co.                                                    29,000           696,000
    Cinergy Corp.                                                        91,249         3,022,623
    CMS Energy Corp.                                                     73,000         2,308,625
    Edison International                                                 40,000           790,000
    FPL Group, Inc.                                                      35,000         1,610,000
    GPU, Inc.                                                            37,000         1,216,375
    Illinova Corp.                                                       79,900         2,177,275
    NIPSCO Industries, Inc.                                              50,200         1,901,325
    Pinnacle West Capital Corp.                                          43,900         1,355,413
    Portland General Corp.                                               46,800         2,047,500
    Public Service Company of Colorado                                   34,600         1,280,200
    Texas Utilities Co.                                                  15,000           607,500
    Unicom Corp.                                                         22,000           572,000
                                                                                     ------------
                                                                                     $ 21,544,636
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 15.6%
    Coastal Corp.                                                        41,000      $  1,763,000
    Columbia Gas Systems, Inc.                                           32,400         1,968,300
    El Paso Natural Gas Co.                                              33,300         1,615,050
    KN Energy, Inc.                                                      41,300         1,543,588
    Noble Affiliates, Inc.                                               15,000           652,500
    PanEnergy Corp.                                                      77,900         2,999,150
    Questar Corp.                                                        10,000           360,000
    Sierra Pacific Resources                                            110,700         3,085,762
    Sonat, Inc.                                                          39,000         1,920,750
    Tejas Gas Corp.*                                                     10,000           406,250
    Williams Cos., Inc.                                                  40,500         2,116,125
                                                                                     ------------
                                                                                     $ 18,430,475
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 14.2%
    BellSouth Corp.                                                      33,000      $  1,344,750
    Frontier Corp.                                                       16,800           487,200
    GTE Corp.                                                            82,650         3,481,631
    ICG Communications, Inc.*                                            40,000           750,000
    MCI Communications Corp.                                            118,400         2,974,800
    MFS Communications Co., Inc.                                         44,200         2,215,525
    Pacific Telesis Group                                                40,000         1,360,000
    SBC Communications, Inc.                                             26,000         1,264,250
    Telco Communications Group*                                          58,200           945,750
    Telephone & Data Systems, Inc.                                       32,000         1,120,000
    Teleport Communications Group, Inc.*                                 36,900           904,050
                                                                                     ------------
                                                                                     $ 16,847,956
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $ 72,354,030
-------------------------------------------------------------------------------------------------
Foreign Stocks - 19.2%
  Argentina - 1.1%
    Central Costanera, ADR (Utilities - Electric)##                      41,200      $  1,284,925
-------------------------------------------------------------------------------------------------
  Brazil - 0.9%
    Multicanal Participacoes S.A., ADR (Telecommunications)*             36,700      $    513,800
    Telecomunicacoes Brasileiras S.A., ADR (Utilities - Telephone)        8,000           594,000
                                                                                     ------------
                                                                                     $  1,107,800
-------------------------------------------------------------------------------------------------
  Canada - 1.3%
    TransCanada Pipelines Ltd. (Utilities - Gas)                         40,000      $    675,000
    Westcoast Energy, Inc. (Utilities - Gas)                             49,800           821,700
                                                                                     ------------
                                                                                     $  1,496,700
-------------------------------------------------------------------------------------------------
  Chile - 2.8%
    Chilectra S.A., ADR (Utilities -  Electric)                          26,000      $  1,410,500
    Chilgener S.A., ADR (Utilities -  Electric)                          40,000           905,000
    Empresa Nacional de Electricidad,  ADR (Utilities - Electric)        53,000           973,875
                                                                                     ------------
                                                                                     $  3,289,375
-------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia S.p.A. (Utilities - Telephone)                        89,200      $    184,217
    Telecom Italia S.p.A. Di Risp (Utilities - Telephone)             1,110,000         1,265,020
                                                                                     ------------
                                                                                     $  1,449,237
-------------------------------------------------------------------------------------------------
  Peru - 1.9%
    Telefonica del Peru S.A., "B" (Utilities - Telephone)               264,700      $    561,267
    Telefonica del Peru S.A., ADR (Utilities - Telephone)                84,800         1,749,000
                                                                                     ------------
                                                                                     $  2,310,267
-------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Pilipino Telephone (Utilities - Telephone)                          475,000      $    420,875
-------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Portugal Telecom S.A. (Utilities - Telephone)                        24,600      $    638,045
    Portugal Telecom S.A., ADR (Utilities - Telephone)                    9,500           245,812
                                                                                     ------------
                                                                                     $    883,857
-------------------------------------------------------------------------------------------------
  South Korea - 1.2%
    Korea Mobile Telecommunications (Utilities - Telephone)                 500      $    501,517
    Korea Mobile Telecommunications, ADR (Utilities - Telephone)*        72,500           906,250
                                                                                     ------------
                                                                                     $  1,407,767
-------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Empresa Nacional de Electricidad, ADR (Utilities - Electric)         14,000      $    861,000
    Iberdrola S.A. (Utilities - Electric)                                96,000         1,017,045
    Telefonica de Espana S.A., ADR (Utilities -  Telephone)               8,000           482,000
                                                                                     ------------
                                                                                     $  2,360,045
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.7%
    East Midlands Electricity (Utilities - Electric)                     20,000      $    177,288
    National Power (Utilities - Electric)                               188,600         1,242,370
    PowerGen PLC (Utilities - Electric)                                 638,050         5,292,721
                                                                                     ------------
                                                                                     $  6,712,379
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 22,723,227
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $84,692,734)                                          $ 95,077,257
-------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
-------------------------------------------------------------------------------------------------
Issuer                                                                   Shares             Value
-------------------------------------------------------------------------------------------------
Argentina
  Compania Inversiones Telephone, 7%
    (Utilities - Telephone)## (Identified Cost, $561,475)                10,900      $    506,850
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $110,579,178)                                    $120,736,289

Other Assets, Less Liabilities - (1.9)%                                                (2,283,736)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $118,452,553
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $110,579,178)          $120,736,289
  Receivable for Fund shares sold                                     812,701
  Receivable for investments sold                                   2,822,625
  Interest and dividends receivable                                   915,152
  Deferred organization expenses                                       10,394
  Other assets                                                          1,049
                                                                 ------------
      Total assets                                               $125,298,210
                                                                 ------------
Liabilities:
  Cash overdraft                                                   $  261,828
  Distributions payable                                                67,641
  Payable for Fund shares reacquired                                1,067,504
  Payable for investments purchased                                 5,314,880
  Payable to affiliates -
    Management fee                                                      1,208
    Shareholder servicing agent fee                                       503
    Distribution fee                                                   27,276
  Accrued expenses and other liabilities                              104,817
                                                                 ------------
      Total liabilities                                           $ 6,845,657
                                                                 ------------
Net assets                                                       $118,452,553
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $ 97,583,426
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   10,157,769
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              10,275,332
  Accumulated undistributed net investment income                     436,026
                                                                 ------------
      Total                                                      $118,452,553
                                                                 ============
Shares of beneficial interest outstanding                         13,006,847
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $60,345,357 / 6,619,062 shares of beneficial
    interest outstanding)                                            $ 9.12
                                                                     ======
  Offering price per share (100/95.25 of net asset value per
    share)                                                           $ 9.57
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $49,876,586 / 5,483,735 shares of beneficial
    interest outstanding)                                            $ 9.10
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $8,230,610 / 904,050 shares of beneficial
    interest outstanding)                                            $ 9.10
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 4,048,085
    Interest                                                        1,809,261
    Foreign taxes withheld                                           (241,032)
                                                                  -----------
      Total investment income                                     $ 5,616,314
                                                                  -----------

  Expenses -
    Management fee                                                $   732,288
    Trustees' compensation                                             37,488
    Shareholder servicing agent fee (Class A)                          81,480
    Shareholder servicing agent fee (Class B)                          92,130
    Shareholder servicing agent fee (Class C)                           9,761
    Distribution and service fee (Class A)                            135,801
    Distribution and service fee (Class B)                            418,771
    Distribution and service fee (Class C)                             65,072
    Custodian fee                                                      70,764
    Auditing fees                                                      27,850
    Printing                                                           26,535
    Postage                                                            24,530
    Legal fees                                                          4,749
    Amortization of organization expenses                               3,804
    Miscellaneous                                                     124,545
                                                                  -----------
      Total expenses                                              $ 1,855,568
    Fees paid indirectly                                               (3,689)
    Reduction of expenses by investment adviser                      (347,146)
                                                                  -----------
      Net expenses                                                $ 1,504,733
                                                                  -----------
        Net investment income                                     $ 4,111,581
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $10,558,170
    Foreign currency transactions                                     (19,445)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $10,538,725
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $ 2,215,230
    Translation of assets and liabilities in foreign
      currencies                                                          879
                                                                  -----------
      Net unrealized gain on investments and foreign
        currency translation                                      $ 2,216,109
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $12,754,834
                                                                  -----------
          Increase in net assets from operations                  $16,866,415
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
Year Ended  October 31,                                                1996             1995
--------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                        $  4,111,581     $  2,830,796
  Net realized gain on investments and foreign currency
    transactions                                                 10,538,725        3,089,196
  Net unrealized gain on investments and
    foreign currency translation                                  2,216,109        9,031,929
                                                               ------------     ------------
    Increase in net assets from operations                     $ 16,866,415     $ 14,951,921
                                                               ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (2,063,623)    $ (1,950,814)
  From net investment income (Class B)                           (1,256,601)        (894,547)
  From net investment income (Class C)                             (199,785)        (123,779)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                       (1,254,112)          --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                         (921,552)          --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                         (134,537)          --
                                                               ------------     ------------
      Total distributions declared to shareholders             $ (5,830,210)    $ (2,969,140)
                                                               ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $ 63,557,253     $ 54,589,877
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 4,859,274        2,417,592
  Cost of shares reacquired                                     (51,656,344)     (42,534,317)
                                                               ------------     ------------
    Increase in net assets from Fund share transactions        $ 16,760,183     $ 14,473,152
                                                               ------------     ------------
      Total increase in net assets                             $ 27,796,388     $ 26,455,933
Net assets:
  At beginning of period                                         90,656,165       64,200,232
                                                               ------------     ------------
  At end of period (including accumulated undistributed net
    investment income (accumulated distributions in excess
    of net investment income) of $436,026 and $(137,970),
    respectively)                                              $118,452,553     $ 90,656,165
                                                               ============     ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------
Year Ended October 31,                         1996           1995           1994           1993           1992*
----------------------------------------------------------------------------------------------------------------
                                             Class A
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 8.20         $ 7.00         $ 7.86         $ 6.68         $ 6.33
                                             ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                   $ 0.38         $ 0.31         $ 0.33         $ 0.40         $ 0.17
  Net realized and unrealized
   gain (loss) on investments and
   foreign currency transactions               1.07           1.22          (0.63)          1.19           0.30
                                             ------         ------         ------         ------         ------
    Total from investment operations         $ 1.45         $ 1.53         $(0.30)        $ 1.59         $ 0.47
                                             ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.32)        $(0.33)        $(0.35)        $(0.38)        $(0.12)
  From net realized gain on
   investments and foreign
   currency transactions                      (0.21)          --            (0.21)         (0.03)          --
                                             ------         ------         ------         ------         ------
    Total distributions declared
      to shareholders                        $(0.53)        $(0.33)        $(0.56)        $(0.41)        $(0.12)
                                             ------         ------         ------         ------         ------
Net asset value - end of period              $ 9.12         $ 8.20         $ 7.00         $ 7.86         $ 6.68
                                             ======         ======         ======         ======         ======
Total return(+)                              18.41%         22.48%         (3.89)%        24.39%         11.02%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  1.08%          0.83%           0.65%         0.65%          0.65%+
  Net investment income                       4.37%          4.30%           4.58%         4.57%          5.44%+
Portfolio turnover                             137%           152%            115%          119%            63%
Average commission rate###                  $0.0422            --              --            --             --
Net assets at end of period (000 omitted)   $60,345        $52,474         $42,027       $43,423        $12,859

  *For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                    $ 0.34         $ 0.28         $ 0.28         $ 0.31         $ 0.13
    Ratios (to average net assets):
      Expenses##                              1.42%          1.23%          1.41%          1.68%          2.63%+
      Net investment income                   4.03%          3.90%          3.82%          4.20%          3.46%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------
Year Ended October 31,                         1996       1995       1994       1993**
--------------------------------------------------------------------------------------
                                             Class B
--------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 8.18     $ 6.98     $ 7.84     $ 7.83
                                             ------     ------     ------     ------
Income from investment operations# -
  Net investment income(S)                   $ 0.31     $ 0.24     $ 0.25     $ 0.05
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions               1.07       1.22      (0.63)      0.01
                                             ------     ------     ------     ------
    Total from investment operations         $ 1.38     $ 1.46     $(0.38)    $ 0.06
                                             ------     ------     ------     ------
Less distributions declared to shareholders -
  From net investment income                 $(0.25)    $(0.26)    $(0.27)    $(0.05)
  From net realized gain on
   investments and foreign
   currency transactions                      (0.21)      --        (0.21)      --
                                             ------     ------     ------     ------
    Total distributions declared
      to shareholders                        $(0.46)    $(0.26)    $(0.48)    $(0.05)
                                             ------     ------     ------     ------
Net asset value - end of period              $ 9.10     $ 8.18     $ 6.98     $ 7.84
                                             ======     ======     ======     ======
Total return                                 17.50%     21.43%     (4.92)%     0.69%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  1.89%      1.74%       1.72%     1.50%+
  Net investment income                       3.53%      3.33%       3.51%     1.80%+
Portfolio turnover                             137%       152%        115%      119%
Average commission rate###                  $0.0422        --           --       --
Net assets at end of period (000 omitted)   $49,877    $33,239     $19,774    $5,412

 **For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income (loss)             $ 0.28     $ 0.21     $ 0.20     $(0.07)
    Ratios (to average net assets):
      Expenses##                              2.23%      2.14%      2.48%      3.27%+
      Net investment income                   3.19%      2.93%      2.74%      1.53%+

See notes to financial statements

------------------------------------------------------------------------------
Year Ended October 31,                           1996       1995       1994***
------------------------------------------------------------------------------
                                              Class C
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 8.18     $ 6.99     $ 7.48
                                               ------     ------     ------
Income from investment operations# -
  Net investment income(S)                     $ 0.31     $ 0.24     $ 0.25
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                  1.07       1.21      (0.54)
                                               ------     ------     ------
    Total from investment operations           $ 1.38     $ 1.45     $(0.29)
                                               ------     ------     ------
Less distributions declared to shareholders -
  From net investment income                   $(0.25)    $(0.26)    $(0.20)
  From net realized gain on investments and
   foreign currency transactions                (0.21)      --         --
                                               ------     ------     ------
    Total distributions declared to
      shareholders                             $(0.46)    $(0.26)    $(0.20)
                                               ------     ------     ------
Net asset value - end of period                $ 9.10     $ 8.18     $ 6.99
                                               ======     ======     ======
Total return                                   17.57%     21.19%     (3.87)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    1.82%      1.81%      1.65%+
  Net investment income                         3.60%      3.32%      3.56%+
Portfolio turnover                               137%       152%       115%
Average commission rate###                    $0.0422        --         --
Net assets at end of period (000 omitted)      $8,231     $4,943     $2,399

***For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                      $ 0.28     $ 0.21     $ 0.20
    Ratios (to average net assets):
      Expenses##                                2.16%      2.21%      2.41% +
      Net investment income                     3.26%      2.83%      2.80% +

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, accumulated undistributed net investment income was decreased by $17,576, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $2,493, and paid-in capital was increased by $15,083, due primarily to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,013 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,931 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $22,024 for the year ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,481 and $1,061 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $700, $96,691 and $716 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases           Sales
-----------------------------------------------------------------------------
U.S. government securities                       $ 23,698,549    $ 19,896,841
                                                 ============    ============
Investments (non-U.S. government securities)     $134,166,312    $118,811,330
                                                 ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $110,884,906
                                                                 ============
Gross unrealized appreciation                                    $ 11,858,862
Gross unrealized depreciation                                      (2,007,479)
                                                                 ------------
  Net unrealized appreciation                                    $  9,851,383
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           2,539,349    $ 22,019,033     2,699,306    $ 20,628,776
Shares issued to
 shareholders in
 reinvestment of
 distributions          323,805       2,748,691       214,458       1,568,560
Shares reacquired    (2,646,692)    (22,729,788)   (2,514,510)    (18,778,516)
                     ----------    ------------    ----------    ------------
  Net increase          216,462    $  2,037,936       399,254    $  3,418,820
                     ==========    ============    ==========    ============

Class B Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           4,096,390    $ 35,220,452     4,097,196    $ 30,083,089
Shares issued to
 shareholders in
 reinvestment of
 distributions          216,988       1,834,501       101,411         742,636
Shares reacquired    (2,894,405)    (24,930,962)   (2,964,865)    (21,644,727)
                      ---------    ------------     ---------    ------------
  Net increase        1,418,973    $ 12,123,991     1,233,742    $  9,180,998
                      =========    ============     =========    ============

Class C Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             734,010      $6,317,768       533,340      $3,878,012
Shares issued to
 shareholders in
 reinvestment of
 distributions           32,617         276,082        14,452         106,396
Shares reacquired      (466,623)     (3,995,594)     (286,745)     (2,111,074)
                        -------      ----------       -------      ----------
  Net increase          300,004      $2,598,256       261,047      $1,873,334
                        =======      ==========       =======      ==========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $1,195.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993, and for the period February 14, 1992 (commencement of investment operations) to October 31, 1992 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 14, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
December 12, 1996

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) UTILITIES FUND

TRUSTEES                                               ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                 CUSTODIAN
Former Chairman and Director (until 1991),             State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp;                           AUDITORS
Director, Cambridge Trust Company                      Ernst & Young LLP

Marshall N. Cohan - Private Investor                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac              call toll free: 1-800-637-4458
Surgery, Brigham and Women's Hospital;                 anytime from a touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                       For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief             call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;                information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.          1-800-637-2929 any business day from
                                                       9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                    a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee,                For general information, call toll free:
Landmark Funds (mutual funds)                          1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,           (To use this service, your phone must
Massachusetts Financial Services Company               be equipped with a Telecommunications
                                                       Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith  - Former Chairman (until 1994),            (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand Corporation     telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR                                             [DALBAR       For the third year in a row,
MFS Fund Distributors, Inc.                              LOGO]         MFS earned a #1 ranking in
500 Boylston Street                                    TOP RATED      DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                   SERVICE      Survey, Main Office Operations
                                                                    Service Quality Category. The
PORTFOLIO MANAGER                                      firm achieved a 3.48 overall score on a
Maura Shaughnessy*                                     scale of 1 to 4 in the 1996 survey. A total
                                                       of 110 firms responded, offering input on the
TREASURER                                              quality of service they received from 29
W. Thomas London*                                      mutual fund companies nationwide. The survey
                                                       contained questions about service quality in
ASSISTANT TREASURER                                    15 categories, including "knowledge of phone
James O. Yost*                                         service contacts," "accuracy of transaction
                                                       processing," and "overall ease of doing
SECRETARY                                              business with the firm."
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) UTILITIES FUND          [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                   MUF-2 12/96 16.5M 35/235/335

                              MFS WORLD EQUITY FUND

                         SUPPLEMENT TO THE MARCH 1, 1997
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                                                CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund                                     -------
     Shares (as a percentage of offering price)...........................................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as applicable)....................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees........................................................................       1.00%
   Rule 12b-1 Fees........................................................................       None
   Other Expenses(1)(2)...................................................................       0.38%
                                                                                                 -----
   Total Operating Expenses...............................................................       1.38%
         .........
----------
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31,
    1996.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other
    Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

            PERIOD                                               CLASS I
            ------                                               -------

            1 year........................................          $14
            3 years.......................................           44

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans or in smaller amounts if it believes, in its sole discretion, that the plan's aggregate assets will equal or exceed $100 million, or that the plan will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1997

                                          PROSPECTUS
                                          March 1, 1997

MFS(R) WORLD                              Class A Shares of Beneficial Interest
EQUITY FUND                               Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                          Page

1. Expense Summary ....................................................      2

2. The Fund ...........................................................      3
3. Condensed Financial Information ....................................      4

4. Investment Objective and Policies ..................................      8
5. Investment Techniques ..............................................      8
6. Additional Risk Factors ............................................     13
7. Management of the Fund .............................................     15
8. Information Concerning Shares of the Fund ..........................     17
      Purchases .......................................................     17
      Exchanges .......................................................     22
      Redemptions and Repurchases .....................................     23
      Distribution Plan ...............................................     25
      Distributions ...................................................     26
      Tax Status ......................................................     27
      Net Asset Value .................................................     27
      Description of Shares, Voting Rights and Liabilities ............     27
      Performance Information .........................................     28
9. Shareholder Services ...............................................     28
Appendix A ............................................................    A-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS WORLD EQUITY FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS World Equity Fund (the "Fund") a diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company presently consisting of three series. The investment objective of the Fund is to provide capital appreciation primarily through investments in equity securities of U.S. and non-U.S. issuers. THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS, WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 30 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
                                                                                        CLASS A       CLASS B       CLASS C
                                                                                        -------       -------       -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) .......................................        5.75%            0%            0%

    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable) .....................    See Below(1)      4.00%         1.00%

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees .............................................................        1.00%         1.00%         1.00%
    Rule 12b-1 Fees (after applicable fee reduction) ............................        0.25%(2)      1.00%(3)      1.00%(3)
    Other Expenses (4) ..........................................................        0.38%         0.38%         0.38%
                                                                                         ----          ----          ----
    Total Operating Expenses (after applicable fee reduction) ...................        1.63%         2.38%         2.38%

------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below).

(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such expense limitations are not reflected under "Total Operating Expenses."

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                                           CLASS A                 CLASS B                        CLASS C(3)
------                                           -------           ---------------------                ----------
                                                                                   (1)                             (1)
 1 year .....................................     $ 73             $ 64           $ 24             $ 34           $ 24
 3 years ....................................      106              104             74               74             74
 5 years ....................................      141              147            127              127            127
10 years ....................................      240              253(2)         253(2)           272            272

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.
(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC.

The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain additional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the Fund's financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES


                                                                        YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------
                                                          1996           1995           1994           1993*
                                                       ---------------------------------------------------------
                                                                                CLASS A
                                                       ---------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .............        $16.68         $16.95         $16.56         $15.71
                                                            ------         ------         ------         ------
Income from investment operations# --
  Net investment income ............................        $ 0.07         $ 0.09         $ 0.03         $ 0.01
  Net realized and unrealized gain on investments
    and foreign currency transactions .............           2.60           1.37           1.13           0.84
                                                            ------         ------         ------         ------
    Total from investment operations ...............        $ 2.67         $ 1.46         $ 1.16         $ 0.85
                                                            ------         ------         ------         ------
Less distributions declared to shareholders --
  In excess of net investment income ...............        $  --          $  --          $(0.07)        $  --
  From net realized gain on investments and foreign
    currency transactions ..........................         (0.90)         (1.73)         (0.70)           --
                                                            ------         ------         ------         ------
    Total distributions declared to shareholders ...        $(0.90)        $(1.73)        $(0.77)        $  --
                                                            ------         ------         ------         ------
Net asset value -- end of period ...................        $18.45         $16.68         $16.95         $16.56
                                                            ======         ======         ======         ======
TOTAL RETURN(+) ....................................        16.72%         10.16%          7.03%          5.41%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .......................................         1.65%          1.61%          1.54%          1.68%+
  Net investment income ............................         0.38%          0.58%          0.15%          0.94%+
PORTFOLIO TURNOVER .................................           83%            73%            99%            70%
AVERAGE COMMISSION RATE### .........................       $0.0200         $  --          $  --           $  --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........       $94,909        $52,164        $16,968         $2,076
----------

   *For the period from the commencement of offering of Class A shares, September 7, 1993 to October 31, 1993.


   +Annualized.
  ++Not annualized.
 (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.



                                                FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                                             PERIOD
                                                                                              ENDED
                                                         YEAR ENDED OCTOBER 31,            OCTOBER 31,    YEAR ENDED NOVEMBER 30,
                                                ----------------------------------------  -------------  --------------------------
                                                    1996          1995          1994          1993*          1992          1991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .......       $16.55        $16.78        $16.53        $13.50         $12.40        $12.94
                                                     ------        ------        ------        ------         ------        ------
Income from investment operations# --
  Net investment income (loss) ...............       $(0.08)       $(0.05)       $(0.17)      $(0.10)         $(0.04)       $ 0.17
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions .............................         2.60          1.37          1.13          3.28           1.17         (0.37)
                                                     ------        ------        ------        ------         ------        ------
    Total from investment operations .........       $ 2.52        $ 1.32        $ 0.96        $ 3.18         $ 1.13        $(0.20)
                                                     ------        ------        ------        ------         ------        ------
Less distributions declared to shareholders --
  In excess of net investment income .........       $ --          $ --          $(0.01)       $ --           $ --          $ --
  From net realized gain on investments and
    foreign currency transactions ............        (0.71)        (1.55)        (0.70)       (0.15)          (0.03)        (0.15)
  From paid-in capital .......................         --            --            --            --             --           (0.19)
                                                     ------        ------        ------        ------         ------        ------
    Total distributions declared to
      shareholders ...........................       $(0.71)       $(1.55)       $(0.71)      $(0.15)         $(0.03)       $(0.34)
                                                     ------        ------        ------        ------         ------        ------
Net asset value -- end of period .............       $18.36        $16.55        $16.78        $16.53         $13.50        $12.40
                                                     ======        ======        ======        ======         ======        ======
TOTAL RETURN .................................       15.75%         9.07%         5.91%        23.80%++        9.13%       (1.57)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .................................        2.45%         2.55%         2.58%         2.66%+         2.91%         2.88%
  Net investment income (loss) ...............      (0.44)%       (0.35)%       (1.01)%       (0.71)%+       (0.31)%         1.35%
PORTFOLIO TURNOVER ...........................          83%           73%           99%          70%            110%          160%
AVERAGE COMMISSION RATE### ...................     $ 0.0200          --            --            --             --            --
NET ASSETS AT END OF PERIOD (000 OMITTED) ....     $182,139      $156,286      $175,438      $145,575       $101,550      $ 82,890

----------
   *For the 11 months ended October 31, 1993,
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding. ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                               FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                  YEAR ENDED NOVEMBER 30,
                                                -----------------------------------------------------------
                                                    1990           1989           1988           1987*
-----------------------------------------------------------------------------------------------------------
                                                                          CLASS B
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .......        $12.96         $11.21         $10.12         $ 8.47
                                                      ------         ------         ------         ------
Income from investment operations --
  Net investment income (loss) ...............        $ 0.13         $ 0.09         $ 0.14         $(0.02)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions .............................          0.14           2.03           0.95           1.67
                                                      ------         ------         ------         ------
    Total from investment operations .........        $ 0.27         $ 2.12         $ 1.09         $ 1.65
                                                      ------         ------         ------         ------
Less distributions declared to shareholders --
  From net investment income .................        $ --            $(0.21)        $ --           $ --
  From net realized gain on investments and
    foreign currency transactions.............         (0.29)         (0.12)           --             --
  From paid-in capital .......................          --            (0.04)           --             --
                                                      ------         ------         ------         ------
    Total distributions declared to
      shareholders ...........................        $(0.29)        $(0.37)        $  --          $  --
                                                      ------         ------         ------         ------
Net asset value -- end of period .............        $12.94         $12.96         $11.21         $10.12
                                                      ======         ======         ======         ======
TOTAL RETURN .................................         2.02%         19.58%         10.77%         19.48%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ...................................         2.93%          3.05%          2.48%          2.50%+
  Net investment income (loss) ...............         1.07%          0.77%          1.29%        (0.29)%+
PORTFOLIO TURNOVER ...........................          173%           190%           276%           272%
NET ASSETS AT END OF PERIOD (000 OMITTED) ....       $81,505        $50,827        $42,806        $37,248

----------
  *For the period from the commencement of investment operations, December 29,
   1986 to November 30, 1987.
  +Annualized.
 ++Not annualized.

                                                     YEAR ENDED OCTOBER 31,
                                                ------------------------------
                                                  1996      1995      1994*
------------------------------------------------------------------------------
                                                           CLASS C
------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .......   $16.53    $16.80    $16.75
                                                 ------    ------     -----
Income from investment operations --
  Net investment loss ........................   $(0.06)   $(0.05)   $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions .............................     2.57      1.37      0.14
                                                 ------    ------    ------
    Total from investment operations .........   $ 2.51    $ 1.32    $ 0.05
                                                 ------    ------    ------
Less distributions declared to shareholders
  from net investment income and
  foreign currency transactions ..............   $(0.80)   $(1.59)   $  --
                                                  -----     -----     -----
Net asset value -- end of period .............   $18.24    $16.53    $16.80
                                                 ======    ======    ======
TOTAL RETURN .................................   15.82%     9.20%     0.30%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .................................    2.39%     2.49%     2.55%+
  Net investment loss ........................  (0.34)%   (0.31)%   (0.72)%+
PORTFOLIO TURNOVER ...........................      83%       73%       99%
AVERAGE COMMISSION RATE### ...................  $0.0200    $ --      $  --
NET ASSETS AT END OF PERIOD (000 OMITTED) ....   $7,503    $2,908    $1,440

----------
  *For the period from the commencement of offering of Class C shares,
   January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES -- The Fund seeks to achieve its objective by investing, under normal market conditions, in equity securities of U.S. and non-U.S. issuers. (See "Investment Techniques -- Equity Securities") below. While the Fund intends to maintain a portfolio consisting largely of equity securities of non-U.S. issuers, the Fund may, under normal circumstances, invest up to 50% of its assets in securities of U.S. and/or Canadian issuers. The Fund may also invest in fixed income securities offering an opportunity for capital appreciation, including up to 5% of its net assets in fixed income securities rated BB or lower by Standard & Poor's Ratings Services ("S&P") and Fitch Investors Services, Inc. ("Fitch") or Ba and lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to the SAI (see "Additional Risk Factors -- Lower Rated Fixed Income Securities" below). If extraordinary market conditions abroad so warrant, the Fund may temporarily invest up to 100% of its assets in securities of U.S. and/or Canadian issuers. In addition for temporary defensive purposes, the Fund may invest up to 20% of its assets in Government Securities. See "Investment Techniques -- Government Securities" below.


Consistent with its investment objective and policies described above, the Fund may invest up to 100% (and expects generally to invest between 10% and 100%) of its net assets in foreign securities which may be traded on foreign exchanges.


While it is not the Fund's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Adviser is of the opinion that a security no longer has appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer greater appreciation potential or a relatively greater anticipated level of performance. The Fund's relative equity and cash positions may also be increased or decreased when, in the judgment of the Adviser, a period of substantial rise or decline in securities prices is anticipated. Subject to tax requirements, portfolio changes may be made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

GOVERNMENT SECURITIES: The Fund may invest in fixed income obligations issued by national governments their agencies, authorities and instrumentalities, including (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance -- U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"), some of which are supported by the right of the issuer to borrow from the U.S. Government but are not guaranteed by the U.S. Government e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Government Securities also include interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities, such as changes in exchange rates and more limited information about foreign issuers.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government Securities or a letter of credit). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


MORTGAGE DOLLAR ROLL TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/ or protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.


OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.


The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts. (Unless otherwise specified, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of exchange rate charges on the Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on stock index and foreign currency futures contracts. (Unless otherwise specified, options on stock index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition if an option is exercised, the Fund may suffer a loss on the transaction.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying options on foreign currency it was entered into. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms, which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. See "Portfolio Transactions and Brokerage Commissions" in the SAI.


6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.


EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract of Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.


LOWER RATED FIXED INCOME SECURITIES -- The Fund may invest up to 5% of its net assets in lower rated fixed income securities or comparable unrated securities. In particular, securities rated lower than Baa by Moody's, BBB by S&P or by Fitch or comparable unrated securities (commonly known as "junk bonds") are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments man in the case of higher grade fixed income securities.

                             --------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. David R. Mannheim, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1992. Mr. Mannheim has been employed as a portfolio manager by the Adviser since 1988. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed daily and paid monthly, in an amount equal to 1.00% of the Fund's average daily net assets for its then-current fiscal year. This management fee is greater than the fee paid by most funds, but is comparable to funds having similar investment objectives and policies.

For the Fund's fiscal year ended October 31, 1996, the investment advisory fees received under the Advisory Agreement were $2,493,195.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately, $54 billion on behalf of approximately 2.3 million investor accounts as of January 31, 1997. As of such date, the MFS organization managed approximately $30.3 billion of assets invested in equity securities and approximately $20.1 billion of assets invested in fixed income securities. Approximately $3.9 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James 0. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's office in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers three classes of shares to the general public (Class A, B and C shares), which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                               SALES CHARGE* AS
                                                PERCENTAGE OF:
                                       --------------------------------   DEALER ALLOWANCE
                                                         NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                     OFFERING PRICE     INVESTED       OF OFFERING PRICE
------------------                     --------------     --------       -----------------
Less than $50,000 .....................     5.75%           6.10%               5.00%
$50,000 but less than $100,000 ........     4.75            4.99                4.00
$100,000 but less than $250,000 .......     4.00            4.17                3.20
$250,000 but less than $500,000 .......     2.95            3.04                2.25
$500,000 but less than $1,000,000 .....     2.20            2.25                1.70
$1,000,000 or more ....................     None**          None**           See Below**

------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i)   on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

 COMMISSION PAID BY MFD TO DEALERS          CUMULATIVE PURCHASE AMOUNT
 ---------------------------------          --------------------------
               1.00%                      On the first $2,000,000, plus
               0.80%                   Over $2,000,000 to $3,000,000, plus
               0.50%                   Over $3,000,000 to $50,000,000, plus
               0.25%                             Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                                       CONTINGENT
                    REDEMPTION                                   DEFERRED SALES
                  AFTER PURCHASE                                     CHARGE
                  --------------                                 ---------------
First .....................................................            4%
Second ....................................................            4%
Third .....................................................            3%
Fourth ....................................................            3%
Fifth .....................................................            2%
Sixth .....................................................            1%
Seventh and following .....................................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases - Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (See "Distribution Plan").

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to the Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase order or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES


Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be liable for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months, (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B and Class C shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share and Class C share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies, as well as initial approval, renewal, amendment and termination, are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum distribution fee under the Class A Distribution Plan will commence on such date as the Trustees may determine.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of outstanding shares of the class. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain retirement plans established for the benefit of employees of the Adviser and its affiliates, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees or selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION


From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholders Servicing Agent (see back cover for address and phone number.) In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of other MFS Funds. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in such Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                             --------------------


The Fund's SAI, dated March 1, 1997, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to
(i) investment techniques and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A
                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:


    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of Plan participant;


        o Loan from 401(a) Plan or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);

        o Termination of employment of Plan participant (excluding, however, a partial or other termination of the Plan);


        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401 (a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.


    4.  RETIREMENT PLANS


        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(A) PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).


    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:


        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS


        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")


        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

                  DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
              U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

        U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

        FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

        MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

        FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

        GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

        FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

        FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

        FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

        FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

        RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

        STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

        TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

        Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

        Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281
Boston, MA 02107-9906

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



[logo]
MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)




MFS(R) WORLD EQUITY FUND
500 Boylston Street
Boston, Ma 02116


[LOGO]
MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


MFS(R) WORLD EQUITY FUND
PROSPECTUS

MARCH 1, 1997







                                                  MWE-1-3/97/205M 04/204/304

[logo] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) WORLD                                            STATEMENT OF
EQUITY FUND                                             ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                March 1, 1997
------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1.  Definitions ...............................................           2
 2.  Investment Techniques .....................................           2
 3.  Investment Restrictions ...................................          12
 4.  Management of the Fund ....................................          13
        Trustees ...............................................          13
        Officers ...............................................          13
        Trustee Compensation Table .............................          13
        Investment Adviser .....................................          14
        Custodian ..............................................          15
        Shareholder Servicing Agent ............................          15
        Distributor ............................................          15
 5.  Portfolio Transactions and Brokerage Commissions ..........          16
 6.  Shareholder Services ......................................          17
        Investment and Withdrawal Programs .....................          17
        Exchange Privilege .....................................          19
        Tax-Deferred Retirement Plans ..........................          19
 7.  Tax Status ................................................          20
 8.  Determination of Net Asset Value; Performance Information .          21
 9.  Distribution Plan .........................................          23
10.  Description of Shares, Voting Rights and Liabilities ......          23
11.  Independent Auditors and Financial Statements .............          24
     Appendix A ................................................         A-1
     Appendix B ................................................         B-1

MFS WORLD EQUITY FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                 -- MFS(R) World Equity Fund, a series of MFS Series
                             Trust VI, a Massachusetts business trust (the "Trust"), formerly known as MFS Lifetime Worldwide Equity Fund until its name was changed on June 29, 1993. Prior to August 3, 1992, the Fund was known as Lifetime Global Equity Trust. The Fund became a series of the Trust on September 7, 1993.

   "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a
                             Delaware corporation.

   "MFD"                  -- MFS Fund Distributors, Inc., a Delaware
                             corporation.


   "Prospectus"           -- The Prospectus of the Fund, dated March 1, 1997, as
                             amended or supplemented from time to time.


2.  INVESTMENT TECHNIQUES

The investment objective, policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.


LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS
As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

LOANS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loans and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

FOREIGN SECURITIES
The Fund may invest up to 100% (and expects generally to invest between 10% to 100%) of its total assets in foreign securities. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

OPTIONS
OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts and/or foreign currency futures contracts. (Unless otherwise specified, futures contracts on indexes and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency is delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Fund does not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. -- The Fund's ability to effectively hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.


For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indexes for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) or (ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S.
  Government securities.

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.


4.  MANAGEMENT OF THE FUND


The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Fl., Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April 1992); Society National Bank (commercial bank), Director (prior to April 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                                         TRUSTEE COMPENSATION TABLE
                                             RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
TRUSTEE                    FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------
Richard B. Bailey .....       $3,050               $  875                  10                 $247,168
A. Keith Brodkin ......            0                    0                 N/A                        0
Marshall N. Cohan .....        4,175                1,879                  14                  149,258
Dr. Lawrence Cohn .            3,725                  542                  18                  136,508
Sir David Gibbons .....        3,725                1,460                  13                  136,508
Abby M. O'Neill .......        3,275                  670                  10                  123,758
Walter E. Robb, III ...        4,175                2,087                  15                  149,258
Arnold D. Scott .......            0                    0                 N/A                        0
Jeffrey L. Shames .....            0                    0                 N/A                        0
J. Dale Sherratt ......        4,175                  609                  20                  149,258
Ward Smith ............        4,175                  820                  13                  149,258
(1) For fiscal year ended October 31, 1996.
(2) Based on normal retirement age of 75.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14,968,833,746 billion)
    except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38,479,230,224 billion).

                                         ESTIMATED ANNUAL BENEFITS
                                     PAYABLE BY FUND UPON RETIREMENT(4)

                                                           YEARS OF SERVICE
                         ------------------------------------------------------------------------------------
AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
-------------------------------------------------------------------------------------------------------------
        $2,745                 $412                $  686                $  961                $1,373
         3,115                  467                   779                 1,090                 1,557
         3,484                  523                   871                 1,219                 1,742
         3,854                  578                   963                 1,349                 1,927
         4,223                  633                 1,056                 1,478                 2,112
         4,593                  689                 1,148                 1,607                 2,296

(4) Other funds in the MFS fund complex provide similar retirement benefits to  the Trustees.

As of January 31, 1997, the Trustees and officers, as a group, of the Fund owned less than 1% of the outstanding shares of the Fund.

As of January 31, 1997, Merril Lynch Pierce, Fenner & Smith, Inc. for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive E FL3, Jacksonville, FL., 32246-6484, was the record owner of approximately 11.66% of the outstanding Class C shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("SunLife").

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to 1.00% of the Fund's average daily net assets for its then current fiscal year.

For the Fund's fiscal years ended October 31, 1994, 1995 and 1996, the investment advisory fees paid by the Fund were $1,778,464, $1,981,096 and $2,493,195, respectively.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to that Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to Trustees who are not officers of MFS, for the fiscal year ended October 31, 1996, see the "Statement of Operations" in the Fund's Annual Report incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these sevices, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Fund, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund to dealers. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


During the Fund's fiscal year ended October 31, 1996, MFD received net commissions of $35,038 and dealers received net commissions of $330,268 (as their concession on gross commissions of $365,306) for selling Class A shares of the Fund; the Fund received $23,947,194 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1995, MFD received net commissions of $19,998 and dealers and other financial institutions received net commissions of $225,700 (as their concession on gross commissions of $245,698) for selling Class A shares of the Fund; the Fund received $17,616,922 representing the aggregated net asset value of shares. During the Fund's fiscal year ended October 31, 1994, MFD received net commissions of $31,650 and dealers received net commissions of $207,581 (as their concession on gross commissions of $239,231) for selling Class A shares of the Fund; the Fund received $9,928,946 representing the aggregated net asset value of shares.

During the fiscal years ended October 31, 1994, 1995 and 1996, the CDSC imposed on redemptions of Class B shares was $212,918, $235,884 and $187,701, and on redemptions of Class A shares was $31, $198 and $11,608, respectively. For the period from April 1, 1996 to October 31, 1996, the CDSC imposed on redemption of Class C was $361.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, total brokerage commissions of $354,752, $646,655 and $844,899 were paid on total transactions of $302,767,949, $206,406,596 and $362,491,084, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends not capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month, as applicable) period, the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

    SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC (on certain share redemptions in the case of Class A shares). The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

    INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.


    GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges from any of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's transfer.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


    REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were and the shares received in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of another MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations , including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS
Except as noted below, shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans Qualified under Section 401(k) of the Code;

    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

7.  TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be able to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8.  DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.


PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 5.75% for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class B shares and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933.

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

    -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

    -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

    -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS(R) Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

    -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------

Class A Shares                     $  183,212     $   22,921      $160,291

Class B Shares                     $1,709,816     $1,328,074      $381,742

Class C Shares                     $   50,531     $    1,340     $   49,191

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees an a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the Trust's three series, Class A, Class B, Class C shares and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at October 31, 1996, the Statement of Assets and Liabilities at October 31, 1996, the Statements of Operations for the year ended October 31, 1996, the Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance Information" in the SAI.

                    PERFORMANCE RESULTS -- CLASS B SHARES

                                VALUE OF
                                INITIAL      VALUE OF      VALUE OF
                                $10,000    CAPITAL GAIN   REINVESTED    TOTAL
YEAR ENDED                     INVESTMENT  DISTRIBUTIONS   DIVIDENDS    VALUE
------------                   ----------  -------------  ----------  --------
December 31, 1987 ...........     $13,238         $    0      $    0   $13,238
December 31, 1988 ...........      12,904              0         443    13,347
December 31, 1989 ...........      16,107            363         553    17,023
December 31, 1990 ...........      14,940            712         566    16,218
December 31, 1991 ...........      15,999            803         607    17,409
December 31, 1992 ...........      16,071            999         609    17,679
December 31, 1993 ...........      19,892          2,014         911    22,817
December 31, 1994 ...........      17,309          2,895       1,764    21,968
December 31, 1995 ...........      19,464          4,032       2,280    25,776
December 31, 1996 ...........      21,130          6,068       3,607    30,805

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the period ended October 31, 1996.

                                                AVERAGE ANNUAL TOTAL RETURNS
                                               -------------------------------
                                                                   10 YEAR OR
                                               1 YEAR   5 YEAR    LIFE OF FUND
                                               ------  ---------  ------------
Class A shares with sales charge ............   9.99%  11.08%(1)   10.98%(1)
Class A shares without sales charge .........  16.71%  12.40%(1)   11.65%(1)
Class B shares with CDSC ....................  11.75%  11.46%      11.30%
Class B shares without CDSC .................  15.75%  11.72%      11.30%
Class C shares with CDSC ....................  14.82%  11.77%(2)   11.33%(2)
Class C shares without CDSC .................  15.82%  11.77%(2)   11.33%(2)

(1)Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2)Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different between Class B and Class C shares.

                                                                    APPENDIX B


                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                                   MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted;

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3. There is a lack of essential data pertaining to the issue or issuer;

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

                                     S&P

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                    FITCH

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l +".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


MFS(R)
WORLD
EQUITY FUND


500 BOYLSTON STREET
BOSTON, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)                     MWE-13-3/97/500 04/204/304

[MFS LOGO]                                 Annual Report
                                           for Year Ended
                                          October 31, 1996



MFS[Registered Trademark] World Equity Fund
                          -----------------






[Graphic]






America learns how "We invented the mutual fund" (see page 30)

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Fund Facts.................................................................     2
A Discussion with the Portfolio Manager....................................     3
Portfolio Manager's Profile................................................     6
Portfolio Concentration....................................................     7
Performance Summary........................................................     8
Portfolio of Investments...................................................    10
Financial Statements.......................................................    15
Notes to Financial Statements..............................................    22
Independent Auditors' Report...............................................    29
MFS Family of Funds........................................................    32
Trustees and Officers......................................................    33

--------------------------------------------------------------------------------
HIGHLIGHTS

- FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.72%, CLASS B SHARES 15.75%, AND CLASS C SHARES 15.82%.

- MOST OF THE WORLD'S EQUITY MARKETS GENERATED DOUBLE-DIGIT RETURNS FOR THE PAST YEAR, WITH THE UNITED STATES UP 24.08% AND EUROPE ADVANCING 21%, WITH RETURNS RANGING FROM 3.3% IN ITALY TO 39% IN SPAIN.

- THE NUMBER OF COUNTRIES IN WHICH THE FUND HAS INVESTMENTS HAS INCREASED FROM 20 TO 25, WITH 38% OF THE FUND'S EQUITY HOLDINGS IN EUROPE, 32% IN THE AMERICAS, AND 30% IN ASIA/PACIFIC.

- WE FIND THAT COMPANIES WE CHARACTERIZE AS STEADY EARNERS OFFER THE MOST ATTRACTIVE GROWTH PROSPECTS RELATIVE TO VALUATION. CONSEQUENTLY, THE FUND HAS LARGE HOLDINGS IN THE LEISURE AND HEALTH CARE INDUSTRIES.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


[Picture of                   Dear Shareholders:
 A. Keith Brodkin]
                              As we enter the final months of 1996, the U.S.
                              economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter.
This unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, the latest statistics appear to show signs of slower consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. While economic growth should continue, we expect it may slacken toward the end of the year.

        While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. We believe the equity market represents fair value at current levels, although the slowdown in corporate earnings growth and interest rate increases earlier in the year raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, may have a negative effect on the stock market in the near term. To the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. While we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

     Outside the United States, we see similar economic backdrops with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Corporate earnings growth is expected to improve in these markets, which may lead to their favorable performance in the U.S. market.

     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

-------------------------------------------------------------------
     FUND FACTS

STRATEGY:                THE FUND'S OBJECTIVE IS TO PROVIDE CAPITAL
                         APPRECIATION PRIMARILY THROUGH INVESTMENTS
                         IN STOCKS OF U.S. AND NON-U.S. ISSUERS.
COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

SIZE:                    $284.5 MILLION NET ASSETS AS OF OCTOBER
                         31, 1996

-------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Picture of                   Dear Shareholders:
  David Mannheim]
                              For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 16.72%, Class B shares 15.75%, and Class C shares
                              15.82%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to a 16.78% return for the Morgan Stanley Capital International World Index
                              (the MSCI), a broad, unmanaged index of global
equities.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?

A. In the past year, most of the world's equity markets generated double-digit returns. As measured by the MSCI, the United States was the best performing major market in local currencies, with the Standard & Poor's 500 Composite Index, an unmanaged index of common stock performance, up 23.89%. In Europe, stocks advanced 21%, according to Morgan Stanley, with returns ranging from 3.3% in Italy to 39% in Spain. The Far East advanced just 12.2%, with returns ranging from 4.3% in Singapore to 28.1% in Hong Kong, with Japan at 10.5%. The emerging markets lagged the developed world; the IFC Composite Index, measured in U.S. currency, was up 7.2%, with Latin America up 9.3% and Asia ahead 3.4%. The IFC Composite Index is an unmanaged, market-capitalization-weighted index of the most active stocks of emerging markets, as defined by the World Bank.

     During the past year, currency changes dragged on the Fund's performance, with the U.S. dollar gaining 11.9% against the Japanese yen and 7.9% against the German mark. The dollar did decline 2.9% against the British pound, 4.5% against the Italian lira, and 3.9% against the Australian dollar.

     While the Fund's performance was influenced by these market returns, we continue to believe stock selection drives performance. We have stuck to our bottom-up approach to stock selection, with a concentration on high-quality companies which we believe have superior growth prospects and are trading at attractive values.

Q. COULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR AS IT RELATES TO THE FUND?

A. In general, the world's economies had slower growth than anticipated at the beginning of the year. The United States has experienced moderate economic growth with subdued inflation, as opposed to earlier concerns about overly strong growth and increasing inflationary pressures. Europe's economy, particularly on the Continent, showed little to no growth, while inflation has fallen. In Japan, the economic recovery has been choppy and modest, with deflation more of an issue.

     As a result, interest rates have fallen around the world, particularly during the year's second half. This has created a favorable environment for equities, and stock market valuations have risen as a result.

Q. HOW HAVE THE FUND'S GEOGRAPHIC ALLOCATIONS CHANGED THIS YEAR, AND WHY?

A. While the number of countries in which the Fund has investments has increased from 20 to 25, there have been only incremental changes to the broad geographic weightings. The Fund's assets are evenly spread around the world, with 38% of equity holdings in Europe, 32% in the Americas, and 30% in Asia/Pacific.

     As always, stock selection drives the Fund's country weightings. For example, the Fund's Asia/Pacific holdings have been reduced from 32% of assets on October 31, 1995, to 30% today. This reflects a 4% reduction in our holdings in Australia and a 2% reduction in South Korea. There have also been small cuts in Malaysia and Singapore, although these were partially offset by a 2% increase in holdings in both Japan and Hong Kong and by new positions in Indonesia and the Philippines. The reduction in Australia resulted from three of our holdings reaching what we felt were fair valuations: ANZ Bank, Sydney Harbour Casino, and Woolworths. The increases in Japan and Hong Kong reflect additions to the portfolio that include Takeda Chemical, Nitto Denko, Ushio, Hong Kong Land, Wing Hank Bank, Liu Chong Hing Bank, and Hong Kong Electric.

Q. ARE THERE ANY PARTS OF THE WORLD THAT YOU ARE AVOIDING OR UNDERWEIGHTING?

A. Relative to the MSCI, the Fund is most noticably underweighted in the two largest markets in the world, the United States and Japan, with weightings of 29% and 13%, respectively. We believe that the United States is disadvantaged by what we feel is a disproportionate 42.2% weighting in the index relative to the actual number of investment opportunities available elsewhere in the world. Therefore, there is a built-in bias to be underweighted in the United States. In Japan, which comprises 20.8% of the index, we continue to find most companies' valuations unattractive relative to similar companies elsewhere in the world.

Q. ARE THERE ANY PARTICULAR INDUSTRIES OR SECTORS THAT YOU LIKE RIGHT NOW?

A. We continue to find that the companies we characterize as steady earners offer the most attractive growth prospects relative to valuation. Not surprisingly, the Fund has large holdings in the leisure and health care industries. Representative holdings would include Astra in Sweden, St. Jude Medical and Viacom in the United States, Takeda Chemical in Japan, and Sky City Casino in New Zealand.

     The Fund is also overweighted in the utilities and communications sector (14% versus 9% of the MSCI). This reflects large concentrations in mobile telephone operators such as DDI, Telecom Italia Mobile, and Korea Mobile Telecom, and holdings in electric and telephone utilities operating in what we see as high-growth economies, such as Korea Electric Power, Chilectra, OTE, and Hong Kong Electric.

Q. WHAT ABOUT SECTORS THE FUND IS AVOIDING?

A. We have underweighted most of the cyclical sectors because their valuations, based on average cycle prices, appear to us to be too rich relative to their growth prospects. For example, the Fund has 4% invested in basic materials such as chemicals and papers, versus 9% by the MSCI, and most of our weighting is in industrial gas companies like Praxair and Air Products, both of which we expect to show above-average growth regardless of the state of the global economy. We are also underweighted in energy, at 4% of the portfolio versus 6% by the MSCI.

Q. WHICH STOCKS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

A. A list of major contributors includes companies in most markets around the world and covers such U.S. companies as Lockheed Martin, which advanced 34.4% for the year; Cigna, which was up 35.4%; and Federal Home Loan Mortgage Corp., up 48.1%. Overseas, Sparbanken in Sweden was up 66.7%, Royal Dutch Petroleum gained 48.5%, QBE Insurance in Australia advanced 51.3%, and Acerinox of Spain gained 23.4%.

Q. NOW, HOW ABOUT SOME STOCKS THAT PERFORMED BELOW EXPECTATIONS?

A. That list would include United Healthcare and Office Depot in the United States, which fell 28.9% and 31.4%, respectively, for the year; Omron in Japan, which declined 14.6%; and Korea Electric Power, down 21.6%.

Q. WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT AS THEY RELATE TO THE FUND, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE CHANGES?

A. While our inflation outlook is subdued, we believe that in most markets around the world, interest rates are unlikely to repeat their recent decline. With this threat removed, corporate earnings growth should be the key to future performance. In this environment, stock selection becomes even more critical, and by identifying those companies that, on a global basis, can sustain above-average earnings growth and trade at attractive relative valuations, we believe the Fund can generate superior investment returns.

Respectfully,

/s/ David Mannheim

David Mannheim
Portfolio Manager

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

DAVID MANNHEIM IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND, MFS WORLD ASSET ALLOCATION FUND, AND MERIDIAN WORLD EQUITY FUND. MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED AN INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, AND VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND IN 1992. HE IS A GRADUATE OF AMHERST COLLEGE AND MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.
--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

POWERGEN PLC                          FEDERAL HOME LOAN MORTGAGE CORP.
British electric utility              U.S. mortgage banker and underwriter

DDI CORP.                             ASTRA AB
Japanese telecommunications company   Swedish pharmaceutical manufacturer

FEDERATED DEPARTMENT STORES           CABLETRON SYSTEMS
U.S. retailer                         Computer network company

ABB AB                                ST. JUDE MEDICAL
Swiss engineering conglomerate        U.S. medical instrument manufacturer

KIMBERLY-CLARK                        LION NATHAN
U.S. paper products company           New Zealand brewer




LARGEST SECTORS

                                 [Pie Chart]

Utilities and Communications                14.2%
Financial Services                          11.6%
Industrial Goods and Services               10.3%
Retailing                                    9.5%
Health Care                                  9.1%
Other Sectors*                              45.3%

* For a more complete breakdown refer to Portfolio of Investments.

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Equity Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to October 31, 1996)

[Graphic]
                             1/1/87    10/88     10/90    10/92    10/94    10/96
MFS World Equity Class B     10,000    13,393    16,230   16,878   22,926   28,945
Consumer Price Index         10,000    10,872    12,075   12,826   13,522   14,321
S&P 500 Composite Index      10,000    12,236    14,291   20,963   25,008   39,152
MSCI World Index             10,000    13,856    14,094   15,645   21,607   27,776

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years   Fund++
--------------------------------------------------------------------------------
MFS World Equity Fund (Class A) at net
  asset value                              +16.72%   +11.23%   +12.40%   +11.65%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class A) including
  5.75% sales charge                       + 9.99%   + 9.06%   +11.08%   +10.98%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class B) without
  CDSC                                     +15.75%   +10.17%   +11.72%   +11.30%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class B) with CDSC  +11.75%   + 9.34%   +11.46%   +11.30%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class C) without
  CDSC                                     +15.82%   +10.26%   +11.77%   +11.33%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class C) with CDSC  +14.82%   +10.26%   +11.77%   +11.33%
--------------------------------------------------------------------------------
Average global fund*                       +15.52%   + 9.50%   +11.00%   +11.25%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
  World Index                              +16.78%   +11.62%   +11.10%   +11.44%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+     +23.89%   +17.57%   +15.47%   +14.60%
--------------------------------------------------------------------------------
Consumer Price Index**                     + 3.01%   + 2.81%   + 2.88%   + 3.68%
--------------------------------------------------------------------------------

 * Source: Lipper Analytical Services.
** The Consumer Price Index is a popular measure of change in prices.
 + Source: CDA/Wiesenberger.
++ Commencement of investment operations December 29, 1986.

Class A (SEC) results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share SEC performance, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
    TAX FORM SUMMARY

    The Fund is estimated to have derived approximately 68.9% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 8.8% of its ordinary income.

    For the year ended October 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 10.43%.

    FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

    For the year ended October 31, 1996 distributions from long-term capital gains are $6,681,382.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - October 31, 1996


COMMON STOCKS - 93.5%

------------------------------------------------------------------------------------
ISSUER                                                         SHARES          VALUE
------------------------------------------------------------------------------------
U.S. Stocks - 28.8%
  Aerospace - 2.2%
    Allied Signal, Inc.                                        35,500     $2,325,250
    Lockheed-Martin Corp.                                      44,000      3,943,500
                                                                          ----------
                                                                          $6,268,750
------------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Owens Corning Fiberglass Corp.                             55,000     $2,131,250
------------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                        66,200     $2,805,225
------------------------------------------------------------------------------------
  Business Services - 1.4%
    Alco Standard Corp.                                        45,500     $2,110,062
    Block H & R Incorporated                                   72,000      1,782,000
                                                                          ----------
                                                                          $3,892,062
------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Air Products & Chemicals, Inc.                             48,000     $2,880,000
    Praxair, Inc.                                              68,000      3,009,000
                                                                          ----------
                                                                          $5,889,000
------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Computer Associates International, Inc.                    49,000     $2,897,125
------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc.                                   18,500     $1,713,563
------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Viacom, Inc. "B"*                                          87,251     $2,846,564
------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Federal Home Loan Mortgage Corp.                           45,500     $4,595,500
------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    PepsiCo. Inc.                                              96,000     $2,844,000
------------------------------------------------------------------------------------
  Forest and Paper Products - 1.7%
    Kimberly-Clark Corp.                                       52,500     $4,895,625
------------------------------------------------------------------------------------
  Insurance - 1.0%
    Cigna Corp.                                                22,500     $2,936,250
------------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Pharmacia & Upjohn, Inc.                                   51,000     $1,836,000
    Rhone-Poulenc Rorer, Inc.                                  42,300      2,839,387
                                                                          ----------
                                                                          $4,675,387
------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    St. Jude Medical, Inc.*                                   101,000     $3,989,500
    United Healthcare Corp.                                    68,000      2,575,500
                                                                          ----------
                                                                          $6,565,000
------------------------------------------------------------------------------------
  Oils - 1.0%
    Mobil Corp.                                                23,000     $2,685,250
------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Gannett Co., Inc.                                          39,000     $2,959,125
------------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe Railway Co.                   43,500     $3,583,313
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
U.S. Stocks - continued
  Restaurants and Lodging - 1.3%
    Host Marriott Corp.                                       148,700     $ 2,286,263
    Mandarin Oriental                                       1,052,000       1,420,200
                                                                          -----------
                                                                          $ 3,706,463
-------------------------------------------------------------------------------------
  Stores - 3.7%
    Federated Department Stores, Inc.*                        168,000     $ 5,544,000
    Office Depot, Inc.*                                       107,000       2,099,875
    Rite Aid Corporation                                       58,000       1,972,000
    Thrifty Payless Holdings, Inc., "B"*                       38,000         812,250
                                                                          -----------
                                                                          $10,428,125
-------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    Cabletron Systems, Inc.*                                   60,500     $ 3,773,687
-------------------------------------------------------------------------------------
Total U.S. Stocks                                                         $82,091,264
-------------------------------------------------------------------------------------
Foreign Stocks - 64.7%
  Argentina - 0.1%
    Mirgor Sacifia, ADR (Auto Parts)##                         97,600     $   156,160
-------------------------------------------------------------------------------------
Australia - 2.6%
    QBE Insurance Group Ltd. (Insurance)                      723,121     $ 3,822,606
    Southern Star Group Limited
      (Entertainment)##                                       574,000         809,202
    Seven Network Ltd. (Entertainment)                        909,000       2,807,720
                                                                          -----------
                                                                          $ 7,439,528
-------------------------------------------------------------------------------------
  Brazil - 0.5%
    Multicanal Participacoes S.A.
      (Telecommunications)                                    105,800     $ 1,481,200
-------------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                 163,000     $ 4,482,500
-------------------------------------------------------------------------------------
  Chile - 0.7%
    Chilectra S.A., ADR (Utilities - Electric)                 38,500     $ 2,088,625
-------------------------------------------------------------------------------------
Finland - 2.0%
    Aamulehti Ii (Publishing)                                  59,900     $ 1,754,084
    Huhtamaki Oy (Conglomerates)                               41,000       1,778,370
    Tt Tieto Oy (Computer Software)                            33,300       2,226,697
                                                                          -----------
                                                                          $ 5,759,151
-------------------------------------------------------------------------------------
  France - 2.0%
    Michelin, "B" (Tire and Rubber)                            44,000     $ 2,116,292
    Union des Assurances Federales S.A.
      (Broadcasting)                                           31,000       3,478,049
                                                                          -----------
                                                                          $ 5,594,341
-------------------------------------------------------------------------------------
  Germany - 3.0%
    Adidas AG (Stores)                                         45,200     $ 3,864,928
    Henkel Kgaa (Chemicals)                                    48,000       2,148,617
    Tarkett AG (Building Materials)##                          31,600         682,793
    Volkswagen AG (Automotive)                                  4,800       1,885,375
                                                                          -----------
                                                                          $ 8,581,713
-------------------------------------------------------------------------------------
  Greece - 0.5%
    Ote Greek Telecom (Telecommunications)                     86,000     $ 1,515,823
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
Foreign Stocks - continued
  Hong Kong - 4.2%
    Asia Satellite Telecommunications
      (Telecommunications)                                     46,000     $ 1,230,500
    Giordano International Ltd. (Retail)                    2,117,000       2,135,701
    Hong Kong Electric Holdings Ltd. (Real
      Estate)                                                 450,000       1,440,498
    Hong Kong Land Holdings (Real Estate)                     621,000       1,384,830
    Liu Chong Hing Bank (Financial Institutions)            1,293,000       1,881,378
    Peregrine Investment Holdings (Finance)                   769,000       1,238,285
    Wing Hang Bank Limited
      (Banks and Credit Companies)                            655,000       2,634,673
                                                                          -----------
                                                                          $11,945,865
-------------------------------------------------------------------------------------
  Indonesia - 0.7%
    Bank Negara Indonesia (Banks)+                          2,072,600     $   756,651
    Semen Gresik (Building Materials)                         463,000       1,332,345
                                                                          -----------
                                                                          $ 2,088,996
-------------------------------------------------------------------------------------
  Italy - 1.4%
    Telecom Italia RNC (Utilities - Telephone)                454,000     $   937,609
    Telecom Italia DRNC (Utilities - Telephone)             2,630,000       2,997,299
                                                                          -----------
                                                                          $ 3,934,908
-------------------------------------------------------------------------------------
  Japan - 12.0%
    Bridgestone Corp. (Tire and Rubber)                       137,000     $ 2,305,548
    Canon, Inc. (Office Equipment)                            185,000       3,534,928
    Daiwa House Industrial Co. (Housing)                       88,000       1,218,687
    DDI Corp. (Telecommunications)                                810       6,070,208
    East Japan Railway Co. (Railroads)                            409       1,874,897
    Kinki Coca-Cola (Beverages)                                89,000       1,162,328
    Kirin Beverage (Beverages)                                143,000       1,905,163
    Matsushita Electric (Electrical Equipment)                109,000       1,738,803
    Murata Manufacturing Co., Ltd. (Electrical
      Equipment)                                               59,000       1,892,716
    Nitto Denko Corporation (Industrial Goods
      and Services)                                           183,000       2,710,755
    Omron Corp. (Electronics)                                 150,000       2,668,946
    Osaka Sanso Kogyo (Chemicals)                             456,000       1,506,810
    Takeda Chemical Inds (Pharmaceuticals)                    212,000       3,623,455
    Ushio Incorporated (Electronics)                          194,000       2,023,490
                                                                          -----------
                                                                          $34,236,734
-------------------------------------------------------------------------------------
  Malaysia - 0.7%
    New Straits Times Press Berhad
      (Printing and Publishing)                               397,000     $ 2,090,301
-------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Ihc Caland NV (Transportation - Marine)                    37,300     $ 2,076,242
    Royal Dutch Petroleum Co. (Oils)                           17,300       2,849,268
                                                                          -----------
                                                                          $ 4,925,510
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
Foreign Stocks - continued
  New Zealand - 3.1%
    Sky City Ltd. (Entertainment)                             673,175     $ 3,855,072
    Lion Nathan Ltd. (Food and Beverage
      Products)                                             1,882,000       4,852,501
                                                                          -----------
                                                                          $ 8,707,573
-------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru S.A.
      (Telecommunications)                                     59,000     $ 1,216,875
-------------------------------------------------------------------------------------
  Philippines - 0.9%
    Alison's Cement Corp. (Building Materials)##            2,885,000     $ 1,099,466
    Philipino Telephone (Telecommunications)                1,437,700       1,273,877
                                                                          -----------
                                                                          $ 2,373,343
-------------------------------------------------------------------------------------
  Singapore - 0.8%
    Hong Leong Finance Ltd. (Financial Services)              722,000     $ 2,204,972
-------------------------------------------------------------------------------------
  South Korea - 1.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                                   69,230     $ 2,041,613
    Korea Mobile Telecommunications
      (Utilities - Telephone)                                   2,595       2,602,873
                                                                          -----------
                                                                          $ 4,644,486
-------------------------------------------------------------------------------------
  Spain - 3.5%
    Fab Autom Renault (Automotive)                             32,000     $   637,998
    Cubiertas Y Mzov
      (Engineering - Construction)                             39,000       2,780,923
    Repsol S.A. (Oils)                                         81,500       2,654,007
    Acerinox S.A. (Iron and Steel)                             32,450       3,881,822
                                                                          -----------
                                                                          $ 9,954,750
-------------------------------------------------------------------------------------
  Sweden - 6.5%
    Abb AB (Electrical Equipment)                              48,000     $ 5,349,958
    Astra AB, Free, "B" (Pharmaceuticals)                     107,000       4,881,016
    Enator Ab (Computer Services)                              97,000       2,153,425
    Nobel Biocare AB (Medical and Health
      Products)                                                93,500       1,578,119
    Sparbanken Sverige AB, "A"
      (Banks and Credit Companies)                            195,000       3,083,707
    Volvo AB (Automotive)                                      67,000       1,390,634
                                                                          -----------
                                                                          $18,436,859
-------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Ciba-Geigy AG (Medical and Health Products)                 2,300     $ 2,820,874
-------------------------------------------------------------------------------------
  Thailand - 0.9%
    Siam City Cement Co., Ltd. (Building
      Materials)                                              140,800     $   883,035
    Total Access Communications Public Co., Ltd.
      (Telecommunications)                                    224,000       1,546,980
                                                                          -----------
                                                                          $ 2,430,015
-------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    ASDA Group PLC (Retail)                                 2,186,000     $ 4,159,969
    British Aerospace (Aerospace)                             172,300       3,270,471
    British Petroleum (Oils)                                  283,000       3,039,127
    Capital Radio PLC (Broadcasting)                          117,200       1,105,630
    Jarvis Hotels PLC (Lodging)+                              575,000       1,487,028

--------------------------------------------------------------------------------------
ISSUER                                                         SHARES            VALUE
--------------------------------------------------------------------------------------
Foreign Stocks - continued
  United Kingdom - continued
    Kwik-Fit Holdings PLC (Retail)                            674,900     $  2,441,230
    Lloyds Tsb Group PLC (Banks)                              367,386        2,327,471
    New London Capital PLC (Financial
      Services)##                                             670,000        1,215,077
    PowerGen PLC (Utilities - Electric)                     1,665,854       13,818,511
    Storehouse PLC (Retail)                                   454,749        2,059,923
                                                                          ------------
                                                                          $ 34,924,437
--------------------------------------------------------------------------------------
Total Foreign Stocks                                                      $184,035,539
--------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $231,146,893)                       $266,126,803
--------------------------------------------------------------------------------------

WARRANTS
--------------------------------------------------------------------------------------
  Hong Kong
    Peregrine Investment Holdings
      (Identified Cost, $9,538)                                76,900     $     14,422

--------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
                                                        (000 OMITTED)
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 5.8%
--------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 11/05/96                     $  340     $    339,804
    Federal Home Loan Mortgage Assn., due
      11/13/96                                                  2,900        2,894,993
    Federal National Mortgage Assn., due
      11/19/96                                                  7,225        7,206,251
    General Electric Capital Corp., due 11/01/96                5,945        5,945,000
--------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                           $ 16,386,048
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $247,542,479)                         $282,527,273

OTHER ASSETS, LESS LIABILITIES - 0.7%                                        2,023,417
--------------------------------------------------------------------------------------
Net Assets - 100.0%                                                       $284,550,690
--------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
OCTOBER 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $247,542,479)             $282,527,273
  Cash                                                                    99,859
  Foreign currency, at value (identified cost, $768,967)                 774,218
  Receivable for Fund shares sold                                      5,429,597
  Receivable for investments sold                                      1,428,862
  Dividends receivable                                                   293,002
  Net receivable for forward foreign currency exchange contracts
    purchased                                                             81,860
  Other assets                                                            99,602
                                                                    ------------
      Total assets                                                  $290,734,273
                                                                    ------------
Liabilities:
  Payable for investments purchased                                 $  4,955,735
  Payable for Fund shares reacquired                                     830,602
  Net payable for forward foreign currency exchange contracts sold        82,112
  Payable to affiliates -
    Management fee                                                         7,702
    Shareholder servicing agent fee                                        1,505
    Distribution fee                                                      73,924
  Accrued expenses and other liabilities                                 232,003
                                                                    ------------
      Total liabilities                                             $  6,183,583
                                                                    ------------
Net assets                                                          $284,550,690
                                                                    ------------
Net assets consist of:
  Paid-in capital                                                   $220,466,965
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   34,993,721
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                  29,131,434
  Accumulated net investment loss                                        (41,430)
                                                                    ------------
      Total                                                         $284,550,690
                                                                    ------------
Shares of beneficial interest outstanding                             15,478,006
                                                                    ------------
Class A shares:
  Net asset value and redemption price per share
    (net assets of $94,909,355 / 5,145,398 shares of beneficial
      interest outstanding)                                               $18.45
                                                                          ------
  Offering price per share (100 / 94.25)                                  $19.58
                                                                          ------
Class B shares:
  Net asset value and offering price per share
    (net assets of $182,138,282 / 9,921,316 shares of beneficial
      interest outstanding)                                               $18.36
                                                                          ------
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,503,053 / 411,292 shares of beneficial
      interest outstanding)                                               $18.24
                                                                          ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $ 4,883,198
    Interest                                                             700,562
    Foreign taxes withheld                                              (508,479)
                                                                     -----------
      Total investment income                                        $ 5,075,281
                                                                     -----------
  Expenses -
    Management fee                                                   $ 2,493,195
    Trustees' compensation                                                41,618
    Shareholder servicing agent fee (Class A)                            109,927
    Shareholder servicing agent fee (Class B)                            376,160
    Shareholder servicing agent fee (Class C)                              7,580
    Distribution and service fee (Class A)                               183,212
    Distribution and service fee (Class B)                             1,709,816
    Distribution and service fee (Class C)                                50,531
    Custodian fee                                                        211,477
    Postage                                                               61,227
    Printing                                                              59,150
    Auditing fees                                                         44,745
    Legal fees                                                             2,723
    Miscellaneous                                                        243,989
                                                                     -----------
      Total expenses                                                 $ 5,595,350
    Fees paid indirectly                                                 (26,276)
                                                                     -----------
      Net expenses                                                   $ 5,569,074
                                                                     -----------
        Net investment loss                                          $  (493,793)
                                                                     -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $31,942,068
    Foreign currency transactions                                     (2,194,366)
                                                                     -----------
      Net realized gain on investments and foreign currency
        transactions                                                 $29,747,702
                                                                     -----------
  Change in unrealized appreciation -
    Investments                                                      $ 5,199,094
    Translation of assets and liabilities in foreign currencies        1,828,842
                                                                     -----------
      Net unrealized gain on investments                             $ 7,027,936
                                                                     -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                   $36,775,638
                                                                     -----------
          Increase in net assets from operations                     $36,281,845
                                                                     -----------

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                         1996           1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                 $    (493,793)  $   (391,803)
  Net realized gain on investments and
    foreign currency transactions                        29,747,702      9,883,882
  Net unrealized gain on investments and
    foreign currency translation                          7,027,936      9,058,497
                                                      -------------   ------------
    Increase in net assets from operations            $  36,281,845   $ 18,550,576
                                                      -------------   ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)           $  (3,152,132)  $ (2,000,929)
  From net realized gain on investments and
    foreign currency transactions (Class B)              (6,611,169)   (15,860,996)
  From net realized gain on investments and
    foreign currency transactions (Class C)                (153,959)      (151,274)
                                                      -------------   ------------
    Total distributions declared to shareholders      $  (9,917,260)  $(18,013,199)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $ 277,646,024   $150,342,597
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                      9,129,534     16,618,722
  Cost of shares reacquired                            (239,947,155)  (149,986,942)
                                                      -------------   ------------
    Increase in net assets from
      Fund share transactions                         $  46,828,403   $ 16,974,377
                                                      -------------   ------------
        Total increase in net assets                  $  73,192,988   $ 17,511,754
Net assets:
  At beginning of period                                211,357,702    193,845,948
                                                      -------------   ------------
  At end of period (including accumulated net
    investment loss of $41,430 and $71,455,
    respectively)                                     $ 284,550,690   $211,357,702
                                                      -------------   ------------

See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                               ------------------------------------
                                                1996      1995      1994      1993*
-----------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset value - beginning of period          $ 16.68   $ 16.95   $ 16.56   $15.71
                                               -------   -------   -------   ------
Income from investment operations# -
  Net investment income                        $  0.07   $  0.09   $  0.03   $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                  2.60      1.37      1.13     0.84
                                               -------   -------   -------   ------
      Total from investment operations         $  2.67   $  1.46   $  1.16   $ 0.85
                                               -------   -------   -------   ------
Less distributions declared to shareholders -
  In excess of net investment income           $    --   $    --   $ (0.07)  $   --
  From net realized gain on investments and
    foreign currency transactions                (0.90)    (1.73)    (0.70)      --
                                               -------   -------   -------   ------
      Total distributions declared to
        shareholders                           $ (0.90)  $ (1.73)  $ (0.77)  $   --
                                               -------   -------   -------   ------
Net asset value - end of period                $ 18.45   $ 16.68   $ 16.95   $16.56
                                               -------   -------   -------   ------
Total return++                                   16.72%    10.16%     7.03%    5.41%++
Ratios (to average net assets)/Supplemental
  data[Section]:
  Expenses##                                      1.65%     1.61%     1.54%    1.68%+
  Net investment income                           0.38%     0.58%     0.15%    0.94%+
Portfolio turnover                                  83%       73%       99%      70%
Average commission rate###                     $0.0200   $    --   $    --   $   --
Net assets at end of period (000 omitted)      $94,909   $52,164   $16,968   $2,076
   * For the period from the commencement of offering of Class A shares,
     September 7, 1993 to October 31, 1993.
   + Annualized.
  ++ Not annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------

                                                       PERIOD ENDED
                           YEAR ENDED OCTOBER 31,       OCTOBER 31,     YEAR ENDED NOVEMBER 30,
                       ------------------------------- ------------     -----------------------
                         1996       1995       1994        1993*         1992            1991
-----------------------------------------------------------------------------------------------
                        CLASS B
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset
  value - beginning
  of period            $  16.55   $  16.78   $  16.53    $  13.50       $  12.40        $ 12.94
                       --------   --------   --------    --------       --------        -------
Income from investment
  operations# -
  Net investment
    income (loss)      $  (0.08)  $  (0.05)  $  (0.17)   $  (0.10)      $  (0.04)       $  0.17
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    transactions           2.60       1.37       1.13        3.28           1.17          (0.37)
                       --------   --------   --------    --------       --------        -------
      Total from
        investment
        operations     $   2.52   $   1.32   $   0.96    $   3.18       $   1.13        $ (0.20)
                       --------   --------   --------    --------       --------        -------
Less distributions declared
  to shareholders -
  In excess of net
    investment income  $     --   $     --   $  (0.01)   $     --       $     --        $    --
                       --------   --------   --------    --------       --------        -------
  From net realized
    gain on
    investments and
    foreign currency
    transactions          (0.71)     (1.55)     (0.70)      (0.15)         (0.03)         (0.15)
                       --------   --------   --------    --------       --------        -------
  From paid-in capital       --         --         --         --              --          (0.19)
      Total
        distributions
        declared to
        shareholders   $  (0.71)  $  (1.55)  $  (0.71)   $  (0.15)      $  (0.03)       $ (0.34)
                       --------   --------   --------    --------       --------        -------
Net asset value - end
  of period            $  18.36   $  16.55   $  16.78    $  16.53       $  13.50        $ 12.40
                       --------   --------   --------    --------       --------        -------
Total return              15.75%      9.07%      5.91%      23.80%++        9.13%         (1.57)%
Ratios (to average net assets)/Supplemental data:
  Expenses##               2.45%      2.55%      2.58%       2.66%+         2.91%          2.88%
  Net investment
    income (loss)         (0.44)%    (0.35)%    (1.01)%     (0.71)%+       (0.31)%         1.35%
Portfolio turnover           83%        73%        99%         70%           110%           160%
Average commission
  rate###              $ 0.0200   $     --   $     --    $    --        $     --         $    --
Net assets at end of
  period (000 omitted) $182,139   $156,286   $175,438    $145,575       $101,550        $82,890
   * For the 11 months ended October 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------

                                                     YEAR ENDED NOVEMBER 30,
                                             --------------------------------------
                                              1990      1989      1988      1987*
-----------------------------------------------------------------------------------
                                             CLASS B
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 12.96   $ 11.21   $ 10.12    $  8.47
                                             -------   -------   -------    -------
Income from investment operations -
  Net investment income (loss)               $  0.13   $  0.09   $  0.14    $ (0.02)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                0.14      2.03      0.95       1.67
                                             -------   -------   -------    -------
      Total from investment operations       $  0.27   $  2.12   $  1.09    $  1.65
                                             -------   -------   -------    -------
Less distributions declared to
  shareholders -
  From net investment income                 $    --   $ (0.21)  $    --    $    --
                                             -------   -------   -------    -------
  From net realized gain on investments and
    foreign currency transactions              (0.29)    (0.12)       --         --
  From paid-in capital                            --     (0.04)       --         --
      Total distributions declared to
        shareholders                         $ (0.29)  $ (0.37)  $    --    $    --
                                             -------   -------   -------    -------
Net asset value - end of period              $ 12.94   $ 12.96   $ 11.21    $ 10.12
                                             -------   -------   -------    -------
Total return                                    2.02%    19.58%    10.77%     19.48%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses                                      2.93%     3.05%     2.48%      2.50%+
  Net investment income (loss)                  1.07%     0.77%     1.29%     (0.29)%+
Portfolio turnover                               173%      190%      276%       272%
Net assets at end of period (000 omitted)    $81,505   $50,827   $42,806    $37,248
   * For the period from the commencement of investment operations, December 29,
     1986 to November 30, 1987.
   + Annualized.
  ++ Not annualized.

See notes to financial statements

-------------------------------------------------------------------------------

                                                     YEAR ENDED
                                                     OCTOBER 31,
                                                     ------------------------------
                                                        1996       1995      1994*
-----------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 16.53    $ 16.80   $ 16.75
                                                       -------    -------   -------
Income from investment operations -
  Net investment loss                                  $ (0.06)   $ (0.05)  $ (0.09)
  Net realized and unrealized gain on investments
    and foreign currency transactions                     2.57       1.37      .014
                                                       -------    -------   -------
      Total from investment operations                 $  2.51    $  1.32   $  0.05
                                                       -------    -------   -------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions                    $ (0.80)   $ (1.59)  $    --
                                                       -------    -------   -------
Net asset value - end of period                        $ 18.24    $ 16.53   $ 16.80
                                                       -------    -------   -------
Total return                                             15.82%      9.20%     0.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.39%      2.49%     2.55%+
  Net investment loss                                    (0.34)%    (0.31)%   (0.72)%+
Portfolio turnover                                          83%        73%       99%
Average commission rate###                             $0.0200    $    --   $    --
Net assets at end of period (000 omitted)              $ 7,503    $ 2,908   $ 1,440
   * For the period from the commencement of offering of Class C shares, January
    3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of the changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Fund expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $525,969 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss and paid-in capital due to differences between book and tax accounting for operating losses and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment loss and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for distributions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,143 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,038 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $22,921 for the year ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,712 and $1,340 for Class B and Class C shares, respectively, for the year ended October 31,

1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $11,608, $187,701, and $361 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $216,890,600 and $197,137,147, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                       $247,604,977
                                                             ------------
        Gross unrealized appreciation                        $ 43,456,599
        Gross unrealized depreciation                          (8,534,303)
                                                             ------------
            Net unrealized appreciation                      $ 34,922,296
                                                             ============

(5) SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                               --------------------------   -------------------------
                                 SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                     8,201,319   $ 145,253,452    4,007,859   $ 63,217,135
Shares issued to shareholders
  in reinvestment of
  distributions                   172,379       2,799,430      129,779      1,883,186
Shares reacquired              (6,355,583)   (113,016,532)  (2,011,280)   (32,143,857)
                               ----------   -------------   ----------   ------------
    Net increase                2,018,115   $  35,036,350    2,126,358   $ 32,956,464
                               ----------   -------------   ----------   ------------

Class B Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                               --------------------------   -------------------------
                                 SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                     7,209,459   $ 125,696,939    5,493,342   $ 85,113,083
Shares issued to shareholders
  in reinvestment of
  distributions                   381,169       6,206,034    1,006,721     14,610,342
Shares reacquired              (7,113,969)   (124,208,958)  (7,507,506)  (117,113,709)
                               ----------   -------------   ----------   ------------
    Net increase (decrease)       476,659   $   7,694,015   (1,007,443)  $(17,390,284)
                               ----------   -------------   ----------   ------------

Class C Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                                -----------------------      --------------------
                                 SHARES        AMOUNT         SHARES      AMOUNT
---------------------------------------------------------------------------------
Shares sold                       381,981   $ 6,695,633      128,767   $2,012,379
Shares issued to shareholders
  in reinvestment of
  distributions                     7,678       124,070        8,646      125,194
Shares reacquired                (154,314)   (2,721,665)     (47,177)    (729,376)
                                 --------   -----------      -------   ----------
    Net increase                  235,345   $ 4,098,038       90,236   $1,408,197
                                 --------   -----------      -------   ----------

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $2,777.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996 as follows:

Forward Foreign Currency Exchange Contracts

                                                                           NET UNREALIZED
                          CONTRACTS TO               IN       CONTRACTS      APPRECIATION
                       DELIVER/RECEIVE     EXCHANGE FOR        AT VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------
Sales
      11/01/96     CAD       2,394,003      $ 1,749,734     $ 1,787,370          $(37,636)
      11/15/96     ESP     509,819,928        3,999,623       3,984,243            15,380
      2/03/97      SEK     120,261,478       18,262,943      18,322,799           (59,856)
                                            -----------     -----------          --------
                                            $24,012,300     $24,094,412          $(82,112)
                                            -----------     -----------          --------
Purchases
      11/01/96     CAD       2,394,003      $ 1,753,720     $ 1,787,370          $ 33,650
      2/03/97      SEK      84,703,202       12,857,000      12,905,210            48,210
                                            -----------     -----------          --------
                                            $14,610,720     $14,692,580          $ 81,860
                                            ===========     ===========          ========

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

     CAD = Canadian Dollars
     ESP = Spanish Pesetas
     SEK = Swedish Kronor

At October 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 1.56% of net assets) which may not be publicly sold without registration under Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                    DATE OF
DESCRIPTION                     ACQUISITION          SHARES           COST          VALUE
-----------------------------------------------------------------------------------------
Bank Negara Indonesia     10/25/96                2,072,600     $  764,972     $  756,651
Hong Leong Finance Ltd.   5/16/95 - 9/27/95         722,000      2,524,941      2,204,972
Jarvis Hotels PLC         6/21/96 - 7/02/96         575,000      1,540,897      1,487,028
                                                                               ----------
                                                                               $4,448,651
                                                                               ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Equity Fund (a Series of MFS Series Trust VI) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for each of the years in the four-year period ended October 31, 1996 and the six-year period ended November 30, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Equity Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 29, 1996

ADS ILLUSTRATE MFS' UNPARALLELED EXPERIENCE

[GRAPHIC]

MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

An MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.

(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

IT'S EASY TO CONTACT US

[PHONE]    MFS AUTOMATED INFORMATION

           ACCOUNT INFORMATION:
           Call 1-800-MFS-TALK (1-800-637-8255)
           anytime.

           INVESTMENT OUTLOOK:
           Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[QUESTION  MFS PERSONAL SERVICE
  MARK]
           ACCOUNT SERVICE/LITERATURE:
           Call 1-800-225-2606 any business day
           from 8 a.m. to 8 p.m. Eastern time.

           PRODUCT INFORMATION:
           Call 1-800-637-2929 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           IRA SERVICE:
           Call 1-800-637-1255 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           SERVICE FOR THE HEARING-IMPAIRED:
           Call 1-800-637-6576 any business day
           from 9 a.m. to 5 p.m. Eastern time (TDD required).

[ENVELOPE] MFS ADDRESSES

           MFS Service Center, Inc.
           P.O. Box 2281
           Boston, MA 02107-9906

           WORLD WIDE WEB:
           www.mfs.com

THE MFS FAMILY OF FUNDS[Registered Trademark]
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial advisor or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK                                                      WORLD
---------------------------------------------------------- -------------------------------------------------------------------------
Massachusetts Investors Trust                              MFS[Registered Trademark] Foreign & Colonial Emerging Markets Equity Fund
Massachusetts Investors Growth Stock Fund                  MFS[Registered Trademark] Foreign & Colonial International Growth Fund
MFS[Registered Trademark] Capital Growth Fund              MFS[Registered Trademark] Foreign & Colonial International Growth and
MFS[Registered Trademark] Emerging Growth Fund               Income Fund
MFS[Registered Trademark] Gold & Natural Resources Fund    MFS[Registered Trademark] World Asset Allocation Fund
MFS[Registered Trademark] Growth Opportunities Fund        MFS[Registered Trademark] World Equity Fund
MFS[Registered Trademark] Managed Sectors Fund             MFS[Registered Trademark] World Governments Fund
MFS[Registered Trademark] OTC Fund                         MFS[Registered Trademark] World Growth Fund
MFS[Registered Trademark] Research Fund                    MFS[Registered Trademark] World Total Return Fund
MFS[Registered Trademark] Value Fund
                                                           NATIONAL TAX-FREE BOND
                                                           -------------------------------------------------------------------------
STOCK AND BOND                                             MFS[Registered Trademark] Municipal Bond Fund
---------------------------------------------------------- MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Total Return Fund                MFS[Registered Trademark] Municipal Income Fund
MFS[Registered Trademark] Utilities Fund
                                                           STATE TAX-FREE BOND
BOND                                                       -------------------------------------------------------------------------
---------------------------------------------------------- Alabama, Arkansas, California, Florida,
MFS[Registered Trademark] Bond Fund                        Georgia, Maryland, Massachusetts,
MFS[Registered Trademark] Government Mortgage Fund         Mississippi, New York, North Carolina,
MFS[Registered Trademark] Government Securities Fund       Pennsylvania, South Carolina, Tennessee,
MFS[Registered Trademark] High Income Fund                 Virginia, West Virginia
MFS[Registered Trademark] Intermediate Income Fund
MFS[Registered Trademark] Strategic Income Fund            MONEY MARKET
                                                           -------------------------------------------------------------------------
LIMITED MATURITY BOND                                      MFS[Registered Trademark] Cash Reserve Fund
---------------------------------------------------------- MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Government Limited Maturity Fund MFS[Registered Trademark] Money Market Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund


MFS[Registered Trademark] WORLD EQUITY FUND[Service Mark]

TRUSTEES                                             ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President           James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;               CUSTODIAN
Former Chairman and Director (until 1991),           State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,               AUDITORS
Cambridge Trust Company                              Deloitte & Touche LLP

Marshall N. Cohan - Private Investor                 INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks, call
Lawrence H. Cohn - Chief of Cardiac                  toll free: 1-800-637-4458 anytime from a
Surgery, Brigham and Women's Hospital;               touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                     For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief           call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;              information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.        1-800-637-2929 any business day from
                                                     9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                  a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,       P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial        Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark     For general information, call toll free:
Funds (mutual funds)                                 1-800-225-2606 any business day from
                                                     8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                   For service to speech- or hearing-impaired, call
Massachusetts Financial Service Company              toll free: 1-800-637-6576 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time. To use
Jeffrey L. Shames* - President and Director,         this service, your phone must be equipped with
Massachusetts Financial Services Company             a Telecommunications Device for the Deaf.

J. Dale Sherratt - President, Insight Resources,     For share prices, account balances, and
Inc. (acquisition planning specialists)              exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
Ward Smith - Former Chairman (until 1994),           telephone.
NACCO Industries; Director, Sundstrand
Corporation                                          WORLD WIDE WEB
                                                     www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company             [DALBAR LOGO] For the third year in a row, MFS
500 Boylston Street                                  earned a #1 ranking in the DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                Survey, Main Office Operations Service Quality Category.
                                                     The firm achieved a 3.48 overall score on a scale of 1
DISTRIBUTOR                                          to 4 in the 1996 survey. A total of 110 firms responded,
MFS Fund Distributors, Inc.                          offering input on the quality of service they received from
500 Boylston Street                                  29 mutual fund companies nationwide. The survey contained
Boston, MA 02116-3741                                questions about service quality in 15 categories, including
                                                     "knowledge of phone service contacts," "accuracy of
PORTFOLIO MANAGER                                    transaction processing," and "overall ease of doing business
David Mannheim*                                      with the firm."

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*



* Affiliated with the Investment Adviser


  MFS[Registered Trademark] WORLD         [LOGO]
  EQUITY FUND                                                                                            ----------------------
  500 Boylston Street                                                                                    BULK RATE
  Boston, MA 02116                                                                                       U.S. POSTAGE
  [LOGO]                                                                                                 PAID
                                                                                                         PERMIT #55638
                                                                                                         BOSTON, MA
                                                                                                         ----------------------

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116                               MWE-2-12/96 47M 04/204/304

                                     PART C


ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  MFS WORLDWIDE TOTAL RETURN FUND


                  (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:
                              For the seven years ended October 31, 1996:

                        FINANCIAL STATEMENTS INCLUDED IN PART B:
                              At October 31, 1996:
                                    Portfolio of Investments*
                                    Statement of Assets and Liabilities*

                              For the two years ended October 31, 1996:
                                    Statement of Changes in Net Assets*

                              For the year ended October 31, 1996:
                                    Statement of Operations*
-------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1996, filed with the Securities and Exchange Commission ("SEC") on January 7, 1997.


                  MFS UTILITIES FUND


                  (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:
                              For the period from the commencement of operations on February 14, 1992 to October 31, 1992 and the four years ended October 31, 1996:
                                    Financial Highlights

                        FINANCIAL STATEMENTS INCLUDED IN PART B:
                              At October 31, 1996:
                                    Portfolio of Investments*
                                    Statement of Assets and Liabilities*

                              For the two years ended October 31, 1996:
                                    Statement of Changes in Net Assets*

                              For the year ended October 31, 1996:
                                    Statement of Operations*
--------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1996, filed with the SEC on January 8, 1997.


                  MFS WORLD EQUITY FUND


                  (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:
                              For the period from the commencement of investment operations on December 29, 1986 to November 30, 1987, for the five years ended November 30, 1992, for the period ended October 31, 1993 and the three years ended October 31, 1996:
                                    Financial Highlights

                        FINANCIAL STATEMENTS INCLUDED IN PART B:
                              At October 31, 1996:
                                    Portfolio of Investments*
                                    Statement of Assets and Liabilities*

                              For the year ended October 31, 1996:
                                    Statement of Operations*

                              For the two years ended October 31, 1996:
                                    Statement of Changes in Net Assets*

-------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1996, filed with the SEC on January 8, 1997.

                            -------------------------

                  (B)   EXHIBITS

                         1   (a)        Amended and Restated Declaration of Trust of the Registrant, dated
                                        February 2, 1995.  (1)

                             (b)        Amendment to Declaration of Trust, dated June 12, 1996.  (9)


                             (c)        Amendment to the Declaration of Trust redesignating Class P shares as
                                        Class I Shares, dated December 19, 1996; filed herewith.


                         2              Amended and Restated By-Laws, dated December 14, 1994.  (1)

                         3              Not Applicable.

                         4              Form of Certificate representing ownership of the Registrant's Classes of
                                        Shares.  (7)

                         5   (a)        Investment Advisory Agreement between MFS Worldwide Total Return Trust and Massachusetts Financial Services Company, dated August 10, 1990.  (1)

                             (b)        Investment Advisory Agreement for MFS Utilities Fund, dated September 1,
                                        1993.  (1)

                             (c)        Investment Advisory Agreement for MFS World Equity Fund, dated September
                                        1, 1993.  (1)

                         6   (a)        Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994.  (2)

                             (b)        Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995.  (1)

                         7              Retirement Plan for Non-Interested Person Trustees, dated January 1,
                                        1991.  (1)

                         8   (a)        Custodian Agreement between Registrant and State Street Bank and Trust
                                        Company, dated August 10, 1990. (1)

                             (b)        Amendment to Custodian Agreement, dated September 5, 1990.  (1)

                             (c)        Amendment to Custodian Agreement, dated September 11, 1991.  (1)

                        9    (a)        Shareholder Servicing Agreement between the Registrant and MFS Service
                                        Center, Inc., dated August 10, 1990.  (1)


                             (b)        Amendment to Shareholder Servicing Agent Agreement, dated January 1,
                                        1997; filed herewith.

                             (c)        Exchange Privilege Agreement dated September 1, 1995.  (6)

                             (d)        Dividend Disbursing Agency Agreement, dated August 10, 1990.  (1)

                             (e)        Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and The First National Bank of Boston, dated February 21, 1995. (3)

                        10              Consent and Opinion of Counsel for the fiscal year ended October 31, 1996 filed with the Rule 24f-2 Notice on December 26, 1996.

                        11   (a)        Consent of Ernst & Young LLP - MFS World Total Return and MFS Utilities
                                        Fund; filed herewith.

                             (b)        Consent of Deloitte & Touche LLP - MFS World Equity Fund; filed herewith.


                        12              Not Applicable.

                        13              Not Applicable.

                        14   (a)        Forms for Individual Retirement Account Disclosure Statement as currently in effect.  (5)

                             (b)        Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (5)

                             (c)        Forms for MFS Prototype Paired Defined Contribution Plans and Fund
                                        Agreement as currently in effect.  (5)


                        15              Master Distribution Plan pursuant to Rule 12b-1 under the Investment
                                        Company Act of 1940, effective January 1, 1997.  (8)


                        16              Schedule of Computation of Performance Quotations-Average Annual Total
                                        Rate of Return, Aggregate Total Rate of Return and Standardized Yield. (2)


                        17              Financial Data Schedules for each Class of each Series; filed herewith.

                        18              Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (7)


                        Power of Attorney, dated August 11, 1994.  (1)


-----------------------------
(1)  Incorporated  by  reference to  Registrant's  Post-Effective  Amendment  No. 8 filed with the SEC via EDGAR on
     October 23, 1995.
(2)  Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective
     Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(3)  Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841)
     filed with the SEC via EDGAR on February 28, 1995.
(4)  Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective
     Amendment No. 28, filed with the SEC via EDGAR on July 28, 1995.
(5)  Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment
     No. 32 filed with the SEC via EDGAR on August 28, 1995.
(6)  Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment
     No. 13 filed with the SEC via EDGAR on November 28, 1995.
(7)  Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment
     No. 25 filed with the SEC via EDGAR on August 27, 1996.
(8)  Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment
     No. 27 filed with the SEC via EDGAR on December 27, 1996.
(9)  Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on
     August 28, 1996.
(10) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective
     Amendment No. 13 filed with the SEC via EDGAR on February 28, 1996.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                  FOR MFS WORLD TOTAL RETURN FUND

                            (1)                                                    (2)
                      TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS


                  Class A Shares of Beneficial Interest                               13,492
                      (without par value)                               (as at January 31, 1997)

                  Class B Shares of Beneficial Interest                                7,510
                      (without par value)                               (as at January 31, 1997)

                  Class C Shares of Beneficial Interest                                1,111
                      (without par value)                               (as at January 31, 1997)

                  Class I Shares of Beneficial Interest                                    2
                      (without par value)                               (as at January 31, 1997)


                  FOR MFS UTILITIES FUND

                            (1)                                                    (2)
                      TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS


                  Class A Shares of Beneficial Interest                                4,238
                      (without par value)                               (as at January 31, 1997)

                  Class B Shares of Beneficial Interest                                3,948
                      (without par value)                               (as at January 31, 1997)

                  Class C Shares of Beneficial Interest                                  665
                      (without par value)                               (as at January 31, 1997)

                  Class I Shares of Beneficial Interest                                    3
                      (without par value)                               (as at January 31, 1997)


                  FOR MFS WORLD EQUITY FUND

                            (1)                                                    (2)
                      TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS


                  Class A Shares of Beneficial Interest                               18,479
                      (without par value)                               (as at January 31, 1997)

                  Class B Shares of Beneficial Interest                               20,463
                      (without par value)                               (as at January 31, 1997)

                  Class C Shares of Beneficial Interest                                  733
                      (without par value)                               (as at January 31, 1997)

                  Class I Shares of Beneficial Interest                                    3
                      (without par value)                               (as at January 31, 1997)


ITEM 27.          INDEMNIFICATION

                  Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust dated February 2, 1995; and (b)
Section 9 of the Shareholder Servicing Agent Agreement, both of which were filed with the SEC on October 23, 1995 as part of the Registrant's Post-Effective Amendment No. 8.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                  Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

                  The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

                  A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

                  MFS MERIDIAN FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

                  MFD

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold
D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin                      Director, Sun Life Assurance Company of Canada (U.S.),
                                                           One Sun Life Executive Park, Wellesley Hills,
                                                           Massachusetts
                                                        Director, Sun Life Insurance and Annuity Company of New
                                                           York, 67 Broad Street, New York, New York

                  Donald A. Stewart                      President and a Director, Sun Life Assurance Company of
                                                           Canada, Sun Life Centre, 150 King Street West, Toronto,
                                                           Ontario, Canada (Mr. Stewart is also an officer and/or
                                                           Director of various subsidiaries and affiliates of Sun
                                                           Life)

                  John D. McNeil                        Chairman, Sun Life Assurance Company of Canada, Sun Life
                                                           Centre, 150 King Street West, Toronto, Ontario, Canada
                                                           (Mr. McNeil is also an officer and/or Director of
                                                           various subsidiaries and affiliates of Sun Life)

                  Joseph W. Dello Russo                 Director of Mutual Fund Operations, The Boston Company,
                                                           Exchange Place, Boston, Massachusetts (until August,
                                                           1994)


ITEM 29.          DISTRIBUTORS

                  (a)    Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c)    Not applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part,at the office of the Registrant and the following locations:

                                NAME                                               ADDRESS
                                ----                                               -------

                  Massachusetts Financial Services                         500 Boylston Street
                    Company (investment adviser)                           Boston, MA  02116

                  MFS Fund Distributors, Inc.                              500 Boylston Street
                    (principal underwriter)                                Boston, MA  02116

                  State Street Bank and                                    State Street South
                  Trust Company (custodian)                                5 - West
                                                                           North Quincy, MA  02171

                  MFS Service Center, Inc.                                 500 Boylston Street
                    (transfer agent)                                       Boston, MA  02116

ITEM 31.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 32.          UNDERTAKINGS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in
Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of February 1997.

                                             MFS SERIES TRUST VI


                                             By:    JAMES R. BORDEWICK, JR.
                                             Name:  James R. Bordewick, Jr.
                                             Title: Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 1997.

      SIGNATURE                                    TITLE
      ---------                                    -----

A. KEITH BRODKIN*                       Chairman, President (Principal Executive
--------------------------                Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                       Treasurer (Principal Financial Officer
--------------------------                and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                      Trustee
--------------------------
Richard B. Bailey


MARSHALL N. COHAN*                      Trustee
--------------------------
Marshall N. Cohan


LAWRENCE H. COHN, M.D.*                 Trustee
--------------------------
Lawrence H. Cohn, M.D.


SIR J. DAVID GIBBONS*                   Trustee
--------------------------
Sir J. David Gibbons


ABBY M. O'NEILL*                        Trustee
--------------------------
Abby M. O'Neill


WALTER E. ROBB, III*                    Trustee
--------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*                        Trustee
--------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                      Trustee
--------------------------
Jeffrey L. Shames


J. DALE SHERRATT*                       Trustee
--------------------------
J. Dale Sherratt


WARD SMITH*                             Trustee
--------------------------
Ward Smith


                                        *By:       JAMES R. BORDEWICK, JR.
                                        Name:      James R. Bordewick, Jr.
                                                   as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated August 11,
                                        1994, previously filed with the
                                        Securities and Exchange Commission
                                        with Post-Effective Amendment No. 8 on
                                        October 23, 1995.

                                               INDEX TO EXHIBITS

EXHIBIT NO.                            DESCRIPTION OF EXHIBIT                                     PAGE NO.
-----------                            ----------------------                                     --------

     1     (c)              Amendment to the Declaration of Trust redesignating Class P shares as Class I Shares, dated December 19, 1996.

     9     (b)              Amendment to Shareholder Servicing Agent Agreement, dated
                             January 1, 1997.

    11     (a)              Consent of Ernst & Young LLP - MFS World Total Return and MFS
                             Utilities Fund.

           (b)              Consent of Deloitte & Touche LLP - MFS World Equity Fund.

    17                      Financial Data Schedules for each Class of each Series.